As filed with the Securities and Exchange Commission on October 30, 2017
Securities Act File No. 033-38074
Investment Company Act No. 811-06260

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-effective Amendment No. 84	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Post-effective Amendment No. 82	☒

  (Check appropriate box or boxes)

QUAKER INVESTMENT TRUST
1180 W. Swedesford Road, Suite 150
Berwyn, PA 19312
(Address of Principal Executive Offices)
Registrant’s Telephone Number; including Area Code: 1-800-220-8888

Copies of Communications to:
Jonathan Kopcsik
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
(Name and Address of Agent for Service of Process)

Jeffry H. King, Sr.
Quaker Investment Trust
1180 W. Swedesford Road, Suite 150
Berwyn, PA 19312
610-455-2299

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(3)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of rule 485

Explanatory Note: This Post-Effective Amendment No. 84 to the Registration Statement of Quaker Investment Trust (the “Trust”) is being filed to add the audited financial statements and certain related financial information for the fiscal year ended June 30, 2017, for the Trust’s series: Quaker Event Arbitrage Fund, Quaker Global Tactical Allocation Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Value Fund and Quaker Strategic Growth Fund.

PROSPECTUS

October 30, 2017

Quaker Event Arbitrage Fund
 QEAAX, QEACX, QEAIX

Quaker Global Tactical Allocation Fund
QTRAX, QTRCX, QTRIX

Quaker Mid-Cap Value Fund
QMCVX, QMCCX, QMVIX

Quaker Small-Cap Value Fund
QUSVX, QSVCX, QSVIX

Quaker Strategic Growth Fund
 QUAGX, QAGCX, QAGIX

As is the case with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Investors should carefully consider the risks, investment objectives, charges and ongoing expenses of each Fund before making an investment.

Table of Contents

FUND SUMMARIES	2
Quaker Event Arbitrage Fund	2
Quaker Global Tactical Allocation Fund	7
Quaker Mid-Cap Value Fund	12
Quaker Small-Cap Value Fund	15
Quaker Strategic Growth Fund	18
INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS	21
Quaker Event Arbitrage Fund	22
Quaker Global Tactical Allocation Fund	26
Quaker Mid-Cap Value Fund	29
Quaker Small-Cap Value Fund	30
Quaker Strategic Growth Fund	32
MANAGEMENT OF THE FUNDS	34
SHAREHOLDER INFORMATION	37
Calculating Share Price	38
Fair Valuation	38
Choosing The Appropriate Share Class	39
How To Buy Shares	41
How To Sell Shares	44
How To Exchange Shares	45
Account Services	46
Dividends and Tax Matters	46
FINANCIAL HIGHLIGHTS	48
PRIVACY POLICY	59

Fund Summaries

Quaker Event Arbitrage Fund

INVESTMENT OBJECTIVES

The Quaker Event Arbitrage Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds.  More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 32 of the Fund’s Prospectus and in the “Shareholder Information” section on page 43 of the Trust’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.30%	1.30%	1.30%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses	1.08%	1.08%	1.08%
Shareholder Servicing Fees	0.16%	0.16%	0.16%
Dividends on Short Positions	0.01%	0.01%	0.01%
Total Other Expenses	1.25%	1.25%	1.25%
Total Annual Fund Operating Expenses	2.80%	3.55%	2.55%
Fee Waiver and/or Expense Reimbursement(1)	-0.81%	-0.81%	-0.81%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.99%	2.74%	1.74%

(1)
The Quaker Funds, Inc. (the “Adviser”), has contractually agreed to waive its management fees and/or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses (excluding 12b-1 fees) when they exceed 1.74% of the Fund’s average daily net assets (the “Annualized Expense Ratio”).  This agreement will continue in effect from October 30, 2017 to October 28, 2018.  Any waivers and reimbursements made by the Adviser to the Fund are subject to recoupment by the Adviser within three (3) fiscal years following the time at which the Adviser waived fees and/or assumed expenses for the Fund, provided that such recoupment does not cause the Total Annual Fund Operating Expenses to exceed the Annualized Expense Ratio in effect at the time of the (i) fee waiver and/or expense assumption, or (ii) the fee recoupment.  This agreement shall be terminated upon the termination of the Advisory Agreement or, with respect to the Fund, in the event of its merger or liquidation.

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example gives effect to the contractual expense reimbursement for the 1 year example and the first year of the 3 years, 5 years and 10 years.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A	$741	$1,298	$1,880	$3,451
CLASS C	$277	$1,014	$1,772	$3,765
INSTITUTIONAL CLASS	$177	$716	$1,283	$2,825

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 326% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve the Fund’s investment objective, the Adviser invests in the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”).  A variety of strategies can be employed to capitalize on the mispricing of corporate securities during corporate reorganizations, including transactions involving common and preferred stock, debt instruments and derivative securities.  In addition, the Fund may invest in a variety of debt instruments, including U.S. Government securities and structured notes:

FOR MORE INFORMATION PLEASE CALL 800-220-8888

Fund Summaries

•	Merger Arbitrage. The Fund invests in the securities of companies subject to publicly announced corporate reorganizations.
•
Capital Structure Arbitrage.  A variety of strategies can be employed to capitalize on the mispricing of corporate securities during reorganizations, including transactions involving common and preferred stock, debt instruments and derivative securities.  Many companies issue different types of securities in addition to equity securities, and sometimes issue different types of equity securities.  Capital structure arbitrage involves investing in two different types of securities issued by the same company if they are believed to be mispriced relative to each other.  The securities typically differ in their voting rights, dividend or interest rates and rights, liquidation preference, liquidity in the financial markets, seniority or other factors.  Typically, one of these securities is purchased, while the other is sold short.  The profit or loss realized by the Fund will depend on the relative price performance of the two securities as well as their relative dividends rates.

•
Distressed Securities Investments.  The Fund invests in distressed securities, which are securities of companies that are in or believed to be near bankruptcy or whose securities are otherwise undergoing extreme financial situations that put the continuation of the issuer as a going concern at risk.  Distressed securities include below investment-grade securities.

•	Debt Instruments. The Fund may invest in all types of fixed-income securities including convertible debt, options and futures, as well as privately negotiated options.
•
Structured Notes.  The Fund may invest in structured notes.  A structured note is a type of derivative security for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.”  The impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.  Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade.

•
Proxy Fight Investments.  The Fund invests in securities of issuers that in the opinion of the Adviser may become subject to a change of control fight.  There are typically proxy fights by minority investors seeking to have their representatives elected to the board of trustees, often with the intention of replacing existing management or selling the company.  Profits are expected from the eventual success of the new board of trustees in increasing the company’s value.  The Fund may invest with the intention of participating actively in the change of control, or staying passive.  Although some of the companies the Fund targets as a “proxy fight investment” may be considered potential candidates for a merger takeover, proxy fights differ from merger arbitrage in that no concrete acquisition may have been proposed yet, and may not be proposed in the future.

•	Short Sales. The Fund may invest up to 50% of its net assets in short sales at any given time.
•
Tactical Allocation.  Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes in which the Fund invests.  The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the Adviser perceives opportunity.

•
Foreign Securities Investments.  The Fund may invest in securities of foreign issuers, securities traded principally in securities markets outside the United States, U.S. traded securities of foreign issuers and/or securities denominated in foreign currencies (together, “foreign securities”).  The Fund may seek exposure to foreign securities by investing in Depositary Receipts.

•
Derivative Instruments (Including Futures, Options and Swaps).  The event arbitrage strategy employed by the Fund may include the use of derivatives.  Derivatives may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage), or for the purpose of generating income.  The Fund may buy call or put options to implement its principal investment strategies.  The Fund may write (sell) call options on securities that it owns.  This allows the Fund to generate income on securities that the Adviser believes have a low likelihood of appreciating significantly until the option expiration.  Similarly, options may be written (sold) if the Adviser is willing to purchase the underlying securities at a lower price.  Hedging through derivatives may be done on underlying securities such as individual securities, market indices, as well as foreign currency or commodity exposure.  Options and futures contracts may be used to decrease (hedge) or increase market exposure, exposure to specific securities or exposure to other factors that may influence an event.

•
Special Situation Securities.  The Fund may also invest in “special situation” securities when the Fund’s Adviser believes such investments will benefit the Fund.  A special situation arises when, in the Adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company.  Such situations include, but are not limited to:  material litigation, technological breakthroughs and new management or management policies. Special situation investments may include illiquid or restricted securities, such as private equity investments, and initial public offerings.

Some of these strategies involve the use of arbitrage, which involves taking advantage of small price differences between two otherwise equivalent assets. As compared with conventional
FOR MORE INFORMATION PLEASE CALL 800-220-8888
3

Fund Summaries

investing, the Adviser considers the Fund’s investment strategies to be less dependent on the overall direction of stock prices.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:

•	Merger Arbitrage Risk. Certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized.
•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the Fund’s Adviser may not disappear or may even increase, in which case losses may be realized.
•
Distressed Securities Risk.  Investment in distressed securities may be considered speculative and may present substantial risk of loss.  Below investment-grade securities involve greater risks of default or downgrade and are more volatile than investment-grade securities.  Additionally, below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in the issuer’s creditworthiness.  Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.  Discontinuation of these payments could adversely affect the market value of the securities.

•
Debt Instruments Risk.  Debt instruments are generally subject to the risk that the issuer will default on interest or principal payments.  The Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt.  Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities.

•
Interest Rate Risk.  Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value if interest rates rise.  Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

•	Proxy Fight Risk. A proxy fight may not be concluded successfully, or the increase in value anticipated through the change of control may not materialize, in which case losses may be realized.
•
Short Selling Risk.  Positions in shorted securities are speculative and more risky than long positions.  Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss.  Short sale strategies are often categorized as a form of leveraging or speculative investment.  The use of leverage may multiply small price movements in securities into large changes in value.  As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.

•
Management Risk.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

•
Foreign Securities Risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

•
Derivative Instruments (Including Futures, Options and Swaps) Risk.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund.  The Fund could experience a loss if derivatives do not perform as anticipated, are correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market.  The market for many derivatives is, or may suddenly become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives.  Moreover, the Fund may be exposed to counterparty risk, in particular on derivatives that are invested in the over-the-counter (“OTC”) market.

•
Special Situations Risk.  Special situations often involve much greater risk than is found in the normal course of investing.  Special situation investments may not have the effect on a company’s price that the Adviser expects, which could negatively impact the Fund.

•
Initial Public Offering (“IPO”) Risk.  IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains.

•
Liquidity Risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe and/or at the desired price. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine

FOR MORE INFORMATION PLEASE CALL 800-220-8888
4

Fund Summaries

a fair value of an illiquid investment than that of a more liquid comparable investment.

PAST PERFORMANCE

The following bar chart displays the annual return of the Fund over the past ten years.  The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund.  Fund performance shown does not reflect Class A Shares sales charges.  Performance would be lower if sales charges were included.  Past performance does not guarantee or predict future results.

Annual Total Returns – Class A Shares as of December 31, 2016(1)

Highest Performing Quarter: 12.46% in 3rd quarter of 2009
Lowest Performing Quarter: -11.93% in 4th quarter of 2008

The Fund’s cumulative year-to-date return through September 30, 2017 was 0.46%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for 1-year, 5-years, 10-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index.  In addition, after-tax returns are presented for Class A Shares of the Fund.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.  In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown.  Past performance (before and after taxes) is not an indication of future results.  Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 800-220-8888.

Average Annual Total Returns as of December 31, 2016(1)
	1 Year	5 Years	10 Years
Class A Return Before Taxes (Inception Date: November 21, 2003)	7.55%	3.61%	1.39%
Class A Return After Taxes on Distributions	7.36%	2.38%	0.55%
Class A Return After Taxes on Distributions and Sale of Fund Shares	4.33%	2.36%	0.80%
Class C Return Before Taxes (Inception Date: June 7, 2010)	12.96%	3.99%	2.36%
Institutional Class Return Before Taxes (Inception Date: June 7, 2010)	14.04%	5.02%	3.36%
S&P 500® Total Return Index	11.96%	14.66%	6.95%

(1)
Performance information prior to June 7, 2010 represents that of the Pennsylvania Avenue Event-Driven Fund (the “Pennsylvania Avenue Fund”) a series of the Pennsylvania Avenue Funds.  On June 7, 2010, the Pennsylvania Avenue Fund was reorganized into the Fund (the “Reorganization”).  Prior to the Reorganization, the Fund had no assets or liabilities.  The Fund has investment objectives, strategies and policies substantially similar to those of the Pennsylvania Avenue Fund, which was managed by one of the Fund’s Portfolio Managers, Thomas Kirchner.

INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund.

PORTFOLIO MANAGERS

Thomas F. Kirchner, Co-Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since 2003.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
5

Fund Summaries

Paul Hoffmeister, Co-Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since 2014.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any business day by mail upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701).  You may also purchase additional shares, exchange or redeem shares by telephone at 800-220-8888, or purchase or redeem shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A and C Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
6

Fund Summaries

Quaker Global Tactical Allocation Fund

INVESTMENT OBJECTIVES

The Quaker Global Tactical Allocation Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds.  More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 32 of the Fund’s Prospectus and in the “Shareholder Information” section on page 43 of the Trust’s Statement of Additional  Information (“SAI”).

Shareholder Fee (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.94%	0.94%	0.94%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses	1.08%	1.08%	1.08%
Shareholder Servicing Fees	0.08%	0.08%	0.08%
Dividends on Short Positions	0.00%	0.00%	0.00%
Total Other Expenses	1.16%	1.16%	1.16%
Acquired Fund Fees and Expenses(1)	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	2.43%	3.18%	2.18%
Fee Waiver and/or Expense Reimbursement(2)	-0.19%	-0.19%	-0.19%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.24%	2.99%	1.99%
(1)
The Total Annual Fund Operating Expenses do not correlate to the “Ratio of expenses to average net assets, before fees waived” provided in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. Acquired fund fees and expenses are those expenses incurred indirectly by the Fund through its ownership in other investment companies (including exchange traded funds (“ETFs”)) and business development companies (“BDCs”). BDCs expenses are similar to the expenses paid by any operating company held by the Fund. The Fund’s holdings in any other investment company (including ETFs) and BDCs are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value.

(2)
The Quaker Funds, Inc. (the “Adviser”), has contractually agreed to waive the lesser of 0.30% of its management fees or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses (excluding 12b-1 fees, interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) (“Fund Expenses”) when they exceed 1.50% of the Fund’s average daily net assets (the “Annualized Expense Ratio”).  This agreement will continue in effect from October 30, 2017 to October 28, 2018.  Any waivers and reimbursements made by the Adviser to the Fund are subject to recoupment by the Adviser within three (3) fiscal years following the time at which the Adviser waived fees and/or assumed expenses for the Fund, provided that such recoupment does not cause the Total Annual Fund Operating Expenses to exceed the Annualized Expense Ratio in effect at the time of the (i) fee waiver and/or expense assumption, or (ii) the fee recoupment.  This agreement shall be terminated upon the termination of the Advisory Agreement or, with respect to the Fund, in the event of its merger or liquidation.

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example gives effect to the contractual expense reimbursement for the 1 year example and the first of 3 years, 5 years and 10 years. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A	$765	$1,249	$1,758	$3,151
CLASS C	$302	$963	$1,648	$3,472
INSTITUTIONAL CLASS	$202	$664	$1,152	$2,499

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 184% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s Adviser, will, under normal market conditions, employ the following strategies:

•	Common Stock. The Fund invests its assets in common stocks of U.S. and foreign companies without regard to market capitalization.
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7

Fund Summaries

•
Exchange Traded Funds. The Fund may invest in ETFs representing asset classes that include, but that are not limited to common and preferred equity, fixed income, commodities, real estate, volatility indices, derivatives and currencies. The Fund may also invest in leveraged, inverse and inverse leveraged ETFs. The Fund’s equity exposures may include, but are not limited to ETFs that represent equity market indices that may be segmented by region, sector, market capitalization or otherwise as well as individual securities within the common and preferred equity markets.

•
Growth Stock.  The Fund invests its assets in equity securities of companies that the Adviser believes have experienced above-average long-term growth in earnings and show a high probability for superior future growth.  This focus on individual companies includes dissecting earnings by doing detailed balance sheet analysis and generating earnings models internally.  The Adviser looks for companies that display good cash flow prospects, have strong experienced management teams, sturdy business models and have historically grown earnings organically.

•
Foreign Securities.  The Fund may invest without limit in foreign securities, including American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”).  ADRs are receipts issued by a depositary (usually a U.S. bank) and EDRs are receipts issued by a depositary outside of the United States (usually a non-U.S. bank or trust company or a foreign branch of a U.S. bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Under normal circumstances, the Fund will invest at least 40% of its net assets in ETFs, common stocks, and ADRs or foreign companies.

•	Emerging Markets. The Fund may invest without limit in companies located in developing or emerging markets.
•	Portfolio Turnover. The Fund employs an aggressive strategy of portfolio trading to respond to changes in the marketplace.
•	Short Sales. The Fund may invest up to 25% of its assets in short sales at any given time.
•
Tactical Allocation.  Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.  The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the Adviser perceives opportunity.

•	Derivatives. The Fund may deploy the use of derivatives (i.e., exchange traded options, futures, and options on futures) with the objective of reducing portfolio volatility.
•
Fixed Income Securities. Consistent with the Fund’s tactical allocation strategy, when the Adviser deems appropriate, the Fund may utilize a broad array of fixed income securities or bonds, across different interest rate markets. This may include, but are not limited to, fixed income securities issued by governments, government agencies, municipalities and global companies across a wide range of industries and market capitalizations within the broader U.S. and international fixed income markets as well as asset-backed securities. Such fixed income securities may be of any maturity, duration or quality, including those that are rated below investment grade (i.e., “junk bonds”). Individual bonds of similar description may also be used within the Fund.

•	Preferred Stock. The Fund may invest in preferred stocks.
•	Master Limited Partnerships. The Fund may invest in master limited partnerships.
•	Real Estate Investment Trusts. The Fund may invest in real estate investment trusts.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:

•
Common Stock Risk.  Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence or instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•
Small and Mid-Cap Stocks Risk. The Fund invests in companies with small and medium market capitalizations.  Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community.  Also, these companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies.  As a result of these factors, small and mid-capitalization stock prices have greater volatility than large company securities.

•
Growth Stock Risk.  The Fund invests in companies that appear to be growth-oriented companies.  If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•
Foreign Securities Risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net

FOR MORE INFORMATION PLEASE CALL 800-220-8888
8

Fund Summaries

return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

•
Exchange Traded Fund Risk.  Investment in any ETF carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative. The Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the Fund generally will be higher than the cost of investing directly in ETFs.

•
Leveraged, Inverse and Inverse-Leveraged ETF Risk.  Investment in leveraged, inverse and inverse-leveraged ETFs includes the risk that an increase in the daily performance of an index corresponding to a leveraged, inverse and inverse-leveraged ETF will be leveraged. This means that the Fund’s investment in such ETF will be changed by an amount equal to 3% for every 1% daily change, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower the Fund’s investment. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative. The Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the Fund generally will be higher than the cost of investing directly in ETFs.

•
Fixed Income Securities Risk. When the Fund invests in fixed income securities or ETFs that own fixed income securities, the value of those investments in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and thus the value of ETFs that own fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. In addition, the Fund may invest in securities and ETFs that own what are sometimes referred to as "junk bonds." Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

•
High Yield Risk. The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), or in exchange traded funds that own high yield and unrated securities of similar credit quality, which may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities.  These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk).  If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

•
Emerging Markets Risk.  The Fund invests in developing countries which may experience high rates of inflation or sharply devalue their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline.  Transaction costs are often higher in developing countries and there may be delays in the settlement process.

•
Liquidity Risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe and/or at the desired price. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•
Portfolio Turnover Risk.  The Fund’s Adviser may engage in aggressive portfolio trading.  As a result, the Fund could experience higher than average portfolio turnover.  A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate greater taxes for shareholders on realized investment gains.

•
Short Selling Risk.  Positions in shorted securities are speculative and more risky than long positions.  Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss.  Short sale strategies are often categorized as a

FOR MORE INFORMATION PLEASE CALL 800-220-8888
9

Fund Summaries

form of leveraging or speculative investment. The use of leverage may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.

•
Derivatives Risk: The Fund may use derivatives (including options, futures and options on futures) to reduce portfolio volatility. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

•
Master Limited Partnership Risk. The Fund’s exposure to the master limited partnerships (MLP) may subject the Fund to greater volatility than investments in traditional securities. The value of MLP and MLP based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

•
Real Estate Investment Risk. The Fund may have investments in securities issued by, and/or have exposure to, commercial and residential real estate companies.  Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

•
Commodities Risk.   Investing in the commodities markets (indirectly) may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•
Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

PAST PERFORMANCE

The following bar chart displays the annual return of the Fund over the lifetime of the Fund.  The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund.  Fund performance shown does not reflect Class A Shares sales charges.  Performance would be lower if sales charges were included.  Past performance does not guarantee or predict future results.

Annual Total Returns – Class A Shares as of December 31, 2016

Highest Performing Quarter: 17.50% in 3rd quarter of 2009
Lowest Performing Quarter: -14.91% in 3rd quarter of 2011

The Fund’s cumulative year-to-date return through September 30, 2017 was 0.19%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for 1-year, 5-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index.  In addition, after-tax returns are presented for Class A Shares of the Fund.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.  In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown.  Past performance (before and after taxes) is not an indication of future results.  Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 800-220-8888.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
10

Fund Summaries

Average Annual Total Returns as of December 31, 2016
	1 Year	5 Years	Since Inception
Class A Return Before Taxes (Inception Date: May 1, 2008)	-10.67%	7.72%	-0.31%
Class A Return After Taxes on Distributions	-10.67%	7.72%	-0.31%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-6.04%	6.08%	-0.23%
Class C Return Before Taxes (Inception Date: May 1, 2008)	-6.13%	8.12%	-0.41%
Institutional Class Return Before Taxes (Inception Date: July 23, 2008)	-5.18%	9.22%	2.07%
MSCI World® Index	7.51%	10.41%	3.86%

INVESTMENT ADVISER

Quaker Funds, Inc. serves as investment adviser to the Fund.

PORTFOLIO MANAGERS

Thomas F. Kirchner, Co-Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since 2017.

Paul Hoffmeister, Co-Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since 2017.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any business day upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701).  You may also purchase additional shares, exchange or redeem shares by telephone at 800-220-8888, or purchase or redeem shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A and C Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
11

Fund Summaries

Quaker Mid-Cap Value Fund

INVESTMENT OBJECTIVES

The Quaker Mid-Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds.  More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 32 of the Fund’s Prospectus and in the “Shareholder Information” section on page 43 of the Trust’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.05%	1.05%	1.05%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses	0.99%	0.99%	0.99%
Shareholder Servicing Fees	0.10%	0.10%	0.10%
Total Other Expenses	1.09%	1.09%	1.09%
Total Annual Fund Operating Expenses	2.39%	3.14%	2.14%

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A	$779	$1,254	$1,755	$3,126
CLASS C	$317	$969	$1,645	$3,448
INSTITUTIONAL CLASS	$217	$670	$1,149	$2,472

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s sub-adviser, Kennedy Capital Management, Inc. (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:
•

Mid-Cap Stocks.  The Fund invests at least 80% of its total assets in common stocks or securities convertible into common stocks of companies with market capitalizations similar to the market capitalizations of the companies included in the Russell Midcap® Value Index.  The market capitalization of companies in the Russell Midcap® Value Index ranged from approximately $1.6 billion to $33.7 billion as of September 30, 2017.

•

Value Securities.  The Fund invests in stocks of companies that exhibit attractive fundamental valuation measures such as price-to-earnings or price-to-book ratios.  The Fund invests in stocks that are typically considered out of favor by the market as a result of decelerating revenue growth, declining profit margins and increasing competition.

In selecting individual securities for the Fund’s portfolio, the Sub-adviser believes that there are three factors that influence equity returns, namely: quality, value and business prospects of the issuer.  In order to choose the securities in which the Fund invests, the Sub-adviser analyzes approximately 1,800 U.S. issuers of common stock.  The Sub-adviser then identifies and selects securities of companies with a market capitalization of between $1 billion to $18 billion that it believes to be undervalued relative to comparable alternate investments, and which demonstrate strong sales and earnings momentum, high profitability and rising earnings expectations.  Furthermore, the Sub-adviser seeks to identify companies that exhibit some or all of the following criteria:

•	strong balance sheets and high credit quality;
•	low price-to-earnings, price-to-sales, price-to-value ratios;
•	demonstrated consistent earnings growth in the past and are likely to achieve consistent earnings growth in the future;
•	high profit margins and the business strategies to protect and maintain such margins;
•	high historical return on investment; and
•	ability to increase earnings through new products or sensible acquisitions.

Through these selection criteria, the Sub-adviser identifies securities which it believes to be undervalued, and that have shown consistent earnings with a potential for further growth.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
12

Fund Summaries

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

•
Common Stock Risk.  Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•

Mid-Cap Stock Risk.  The Fund invests in companies with medium market capitalizations.  Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community.  Also, these companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies.  As a result of these factors, mid-capitalization stock prices have greater volatility than large company securities.

•

Value Securities Risk.  The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth).  If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•

Liquidity Risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe and/or at the desired price. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

PAST PERFORMANCE

The following bar chart displays the annual return of the Fund over the past ten years.  The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund.  Fund performance shown does not reflect Class A Shares sales charges.  Performance would be lower if sales charges were included.  Past performance does not guarantee or predict future results.

Annual Total Returns – Class A Shares as of December 31, 2016

Highest Performing Quarter: 20.34% in 3rd quarter of 2009
Lowest Performing Quarter: -23.29% in 4th quarter of 2008

The Fund’s cumulative year-to-date return through September 30, 2017 was 4.88%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for 1-year, 5-years and 10-years for each class of the Fund before taxes compare to those of a broad-based securities market index.  In addition, after-tax returns are presented for Class A Shares of the Fund.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.  In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown.  Past performance (before and after taxes) is not an indication of future results.  Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 800-220-8888.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
13

Fund Summaries
Average Annual Total Returns as of December 31, 2016
	1 Year	5 Years	10 Years
Class A Return Before Taxes (Inception Date: December 31, 1997)	14.95%	11.56%	4.98%
Class A Return After Taxes on Distributions	14.95%	11.56%	4.91%
Class A Return After Taxes on Distributions and Sale of Fund Shares	8.46%	9.23%	3.96%
Class C Return Before Taxes (Inception Date: July 31, 2000)	20.76%	12.00%	4.79%
Institutional Class Return Before Taxes (Inception Date: November 21, 2000)	21.94%	13.13%	5.85%
Russell Midcap® Value Index	20.00%	15.70%	7.59%

INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund.

SUB-ADVISER AND PORTFOLIO MANAGERS

Kennedy Capital Management, Inc. (“Kennedy”) serves as sub-adviser to the Fund.

Frank Latuda, Jr., CFA, Vice President, Director and Chief Investment Officer of Kennedy, is the Portfolio Manager and has been responsible for the day-to-day management of the Fund’s portfolio since 2009.

Gary Kauppila, CFA, is the Assistant Portfolio Manager and has assisted with the day-to-day management of the Fund’s portfolio since 2008.

 PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any business day by mail upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701). You may also purchase additional shares, exchange or redeem shares by telephone at 800-220-8888, or purchase or redeem shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A and C Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
14

Fund Summaries

Quaker Small-Cap Value Fund

INVESTMENT OBJECTIVES

The Quaker Small-Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds.  More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 32 of the Fund’s Prospectus and in the “Shareholder Information” section on page 43 of the Trust’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.96%	0.96%	0.96%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses	0.96%	0.96%	0.96%
Shareholder Servicing Fees	0.04%	0.04%	0.04%
Total Other Expenses	1.00%	1.00%	1.00%
Acquired Fund Fees And Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.22%	2.97%	1.97%

[1]
Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies (including exchange traded funds (“ETFs”)) and business development companies (“BDCs”). BDCs expenses are similar to the expenses paid by any operating company held by the Fund. The Fund’s holdings in other investment companies (including ETFs) and BDCs are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value.

EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A	$763	$1,206	$1,674	$2,964
CLASS C	$300	$918	$1,562	$3,290
INSTITUTIONAL CLASS	$200	$618	$1,062	$2,296

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 146% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s sub-adviser, AJO, LP (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:
•

Small-Cap Stocks.  The Fund invests at least 80% of its total assets in U.S. common stocks of companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000® Index and Russell 2500® Index.  The market capitalization of companies in the Russell 2000® Index ranged from approximately $42 million to $10.2 billion as of September 30, 2017.  The market capitalization of companies in the Russell 2500® Index ranged from approximately $42 million to $13.7 billion as of September 30, 2017.

•

Value Securities.  The Fund invests in companies considered by the Fund’s Sub-adviser to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.

In selecting stocks for the portfolio, the Fund’s Sub-adviser focuses on asset-rich companies, selling at relatively low multiples of earnings, with proven and confident management, earnings growth and price momentum, and favorable investor sentiment.  The Fund will normally remain fully invested in these securities at all times, subject to a minimum cash balance maintained for operational purposes.

The Fund’s Sub-adviser screens a broad universe of U.S. securities to identify a subset of issuers with ample trading volume, at least three years of operating history, and market capitalizations similar to the companies in the Russell 2000® (the “benchmark”) and Russell 2500® indices.  The resulting stocks are divided into industry peer groups.  Within each industry, the Sub-adviser identifies the most attractive stocks by considering a number of balance sheet and income statement criteria, as well as the effectiveness and outlook of management and measures of momentum and sentiment.  The Sub-adviser then creates a
FOR MORE INFORMATION PLEASE CALL 800-220-8888
15

Fund Summaries

portfolio that is sector-neutral to the benchmark. The chosen securities attempt to maximize return but are well-diversified in terms of industry, fundamental characteristics, and other statistical measures of risk as compared to the blended characteristics of the Russell 2000® and the Russell 2500® indices.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:
•

Common Stock Risk.  Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•

Small-Cap Stock Risk.  The Fund invests in companies with small market capitalizations (as described above).  Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region, may be less well known to the investment community, and may have more volatile share prices.  Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies.  As a result, small-capitalization stock prices have greater volatility than large company securities.

•

Value Securities Risk.  The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth).  If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•

Liquidity Risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe and/or at the desired price. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

PAST PERFORMANCE

The following bar chart displays the annual return of the Fund over the past ten years.  The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund.  Fund performance shown does not reflect Class A Shares sales charges.  Performance would be lower if sales charges were included.  Past performance does not guarantee or predict future results.

Annual Total Returns – Class A Shares as of December 31, 2016

Highest Performing Quarter: 16.88% in 2nd quarter of 2009
Lowest Performing Quarter: -23.99% in 4th quarter of 2008

The Fund’s cumulative year-to-date return through September 30, 2017 was 5.30%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for 1-year, 5-years and 10-years for each class of the Fund before taxes compare to those of a broad-based securities market index.  In addition, after-tax returns are presented for Class A Shares of the Fund.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.  In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown.  Past performance (before and after taxes) is not an indication of future results.  Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 800-220-8888.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
16

Fund Summaries

Average Annual Total Returns as of December 31, 2016
	1 Year	5 Years	10 Years
Class A Return Before Taxes (Inception Date: November 25, 1996)	9.94%	11.62%	5.30%
Class A Return After Taxes on Distributions	9.94%	10.80%	4.44%
Class A Return After Taxes on Distributions and Sale of Fund Shares	5.62%	9.09%	3.97%
Class C Return Before Taxes (Inception Date: July, 28, 2000)	15.47%	12.04%	5.10%
Institutional Class Return Before Taxes (Inception Date: September 12, 2000)	16.65%	13.17%	6.16%
Russell 2000® Index	21.31%	14.46%	7.07%

INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund.

SUB-ADVISER AND PORTFOLIO MANAGERS

AJO, LP, serves as sub-adviser to the Fund.

The following individuals are responsible for the day-to-day management of the Fund’s portfolio:

Theodore R. Aronson, CFA, is Managing Principal of AJO, LP and has been responsible for the day-to-day management of the Fund’s portfolio since 1996.

Stefani Cranston, CFA, CPA, is a Principal of AJO, LP and has been responsible for the day-to-day management of the Fund’s portfolio since 2007.

Gina Marie N. Moore, CFA, is a Principal of AJO, LP and has been responsible for the day-to-day management of the Fund’s portfolio since 2004.

Gregory J. Rogers, CFA, is a Principal of AJO, LP and has been responsible for the day-to-day management of the Fund’s portfolio since 2012.

Christopher J.W. Whitehead, CFA, is a Principal of AJO, LP and has been responsible for the day-to-day management of the Fund’s portfolio since 2010.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any business day upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701).  You may also purchase additional shares, exchange or redeem shares by telephone at 800-220-8888, or purchase or redeem shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A and C Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
17

Fund Summaries

Quaker Strategic Growth Fund

INVESTMENT OBJECTIVES

The Quaker Strategic Growth Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds.  More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 32 of the Fund’s Prospectus and in the “Shareholder Information” section on page 43 of the Trust’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.04%	1.04%	1.04%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses	0.95%	0.95%	0.95%
Shareholder Servicing Fees	0.10%	0.10%	0.10%
Dividends on Short Position	0.00%	0.00%	0.00%
Total Other Expenses	1.05%	1.05%	1.05%
Total Annual Fund Operating Expenses	2.34%	3.09%	2.09%
Fee Waiver and/or Expense Reimbursement	-0.12%	-0.12%	-0.12%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.22%	2.97%	1.97%

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A	$763	$1,229	$1,721	$3,070
CLASS C	$300	$943	$1,610	$3,393
INSTITUTIONAL CLASS	$200	$643	$1,113	$2,411

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 185% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s sub-adviser, Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”) (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:

•	Common Stocks. The Fund invests at least 65% of its total assets in the common stock of companies without regard to market capitalization.
•	Growth Stocks. The Fund invests its assets in equity securities of companies which the Fund’s Sub-adviser believes will provide a higher total return than that of the index.
•	Foreign Securities. The Fund may invest up to 25% of its net assets in foreign securities, including American Depositary Receipts (“ADRs”).
•	Large-Cap Securities. The Fund seeks to invest in large-capitalization equities.
•	Portfolio Turnover. The Fund’s Sub-Adviser employs turnover to respond to changes in the marketplace.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:

•
Common Stock Risk.  Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Growth Risk. There is a risk that the Fund’s growth style may perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over
FOR MORE INFORMATION PLEASE CALL 800-220-8888
18

Fund Summaries

small capitalization stocks, value stocks over growth stocks, or vice versa.
•
Foreign Securities Risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

•
Liquidity Risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe and/or at the desired price. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•
Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

•
Quantitative Risk. The Sub-adviser’s portfolio construction process relies on the use of proprietary and non-proprietary software, and intellectual property that is licensed from a variety of sources. The Sub-adviser may use a trading system or model to construct a portfolio which could be compromised by an unforeseeable software or hardware malfunction and other technological failures, including, but not limited to, power loss, software bugs, malicious codes, viruses or system crashers, or various other events or circumstances beyond the control of the Sub-adviser. The Sub-adviser makes reasonable efforts to protect against such events, but there is no guarantee that such efforts will be successful, and the aforementioned events may, on occasion, have an adverse effect on the performance of the Fund. The nature of complex quantitative investment management processes is such that errors may be hard to detect and in some cases, an error can go undetected for a period of time. In many cases, it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. While the Sub-adviser has a number of controls and business continuity measures in place designed to assure that the portfolio construction process for the Fund operates as intended, analytical errors, software errors, developmental and implementation errors, as well as data errors are inherent risks. Additionally, the Sub-adviser may adjust or enhance the model or, under certain adverse conditions, deviate from the model. Such adjustments, enhancements or deviations may not achieve the objectives of the Fund and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Fund would have been if the Sub-adviser had not adjusted or deviated from the models.

•
Real Estate Investments Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. In addition to risks associated with investing in real estate securities, Real Estate Investment Trusts (“REITs”) are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

PAST PERFORMANCE

The following bar chart displays the annual return of the Fund over the past ten years.  The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund.  Fund performance shown does not reflect Class A Shares sales charges.  Performance would be lower if sales charges were included.  Past performance does not guarantee or predict future results.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
19

Fund Summaries

Annual Total Returns – Class A Shares as of December 31, 2016

Highest Performing Quarter: 14.39% in 2nd quarter of 2008
Lowest Performing Quarter: -30.69% in 3rd quarter of 2008

The Fund’s cumulative year-to-date return through September 30, 2017 was 3.95%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for 1-year, 5-years and 10-years for each class of the Fund before taxes compare to those of a broad-based securities market index.  In addition, after-tax returns are presented for Class A Shares of the Fund.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown.  Past performance (before and after taxes) is not an indication of future results.  Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 800-220-8888.

Average Annual Total Returns as of December 31, 2016
	1 Year	5 Years	10 Years
Class A Return Before Taxes (Inception Date: November 25, 1996)	-3.02%	10.48%	3.70%
Class A Return After Taxes on Distributions	-3.02%	10.48%	3.12%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-1.71%	8.34%	2.75%
Class C Return Before Taxes (Inception Date: July 11, 2000)	1.87%	10.92%	3.52%
Institutional Class Return Before Taxes (Inception Date: July 20, 2000)	2.88%	12.01%	4.54%
S&P 500® Total Return Index	11.96%	14.66%	6.95%

INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund.

SUB-ADVISER AND PORTFOLIO MANAGERS

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”) serves as sub-adviser to the Fund.

Thomas D. Stevens, CFA, Chairman and CEO of the Sub-adviser; Daniel E. Allen, CFA, President of the Sub-adviser; and Kristin J. Ceglar, CFA, Portfolio Manager of the Sub-adviser are the Portfolio Managers of the Fund. Each has been responsible for the day-to-day management of the Fund’s portfolio since November 2016.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any business day by mail upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701).  You may also purchase additional shares, exchange or redeem shares by telephone at 800-220-8888, or purchase or redeem shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A and C Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
20

Fund Summaries

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
21

Investment Objectives, Strategies, Risks And Portfolio Holdings

Quaker Event Arbitrage Fund

INVESTMENT OBJECTIVES

The Quaker Event Arbitrage Fund (the “Fund”) seeks to provide long-term growth of capital.  The Fund’s investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without shareholder notice.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s investment adviser, Quaker Funds, Inc. invests in the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”).  A variety of strategies can be employed to capitalize on the mispricing of corporate securities during corporate reorganizations, including transactions involving common and preferred stock, debt instruments and derivative securities.  In addition, the Fund may invest in a variety of debt instruments, including U.S. Government securities and structured notes:

•
Merger Arbitrage.  The Fund invests in the securities of companies subject to publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”).  After the announcement of such a corporate reorganization, securities of the target typically trade at less than the full value implied by the transaction.  This discount reflects uncertainty about the completion of the corporate reorganization and its timing.  A variety of strategies can be employed to take advantage of this discount.

•
Capital Structure Arbitrage.  Many companies issue different types of securities in addition to equity securities, and sometimes issue different types of equity securities.  Capital structure arbitrage involves investing in two different types of securities issued by the same company if they are believed to be mispriced relative to each other.  Typically, one of these securities is purchased, while the other is sold short.

The securities typically differ in their voting rights, dividend or interest rates and rights, liquidation preference, liquidity in the financial markets, seniority or other factors.  The Adviser forms an opinion of how these factors should influence the relative value of the securities.  In forming this opinion, the Adviser may reference historical trading information, the trading of similar securities issued by the same issuer, terms and trading of comparable securities issued by other issuers, or other statistical or judgmental factors.

Profits can be expected if the security sold short depreciates faster than the security purchased, or if the security acquired increases faster than the security sold short.  In addition, the cost of carry of the position will also affect its profitability.  Cost of carry refers to difference between any revenues received and any costs incurred in connection with maintaining the long and short positions, such as borrowing costs, dividends or interest paid or received, or interest received on the cash proceeds received from the short sale.  In many arbitrage investments the aggregate costs exceed revenues resulting in a net cost to maintain the arbitrage position.  Under some circumstances, the cost of carry may be positive so that there is a net benefit to maintaining the position.

For example, the Fund may purchase one type of preferred stock of an issuer while selling short another type of preferred stock of the same issuer.  The profit or loss realized by the Fund will depend on the relative price performance of the two securities as well as their relative dividend rates.

The Fund may also implement statistical models to determine the relative value of different securities of an issuer.  If such a model suggests that one security is overpriced relative to another, the Fund will sell short the overvalued security and purchase the undervalued security.  Statistical models rely on historical quantitative data as well as assumptions about the stability of the historical properties of this data in the future, as well as certain judgments about the future.

The Fund may use derivative securities to implement its capital structure arbitrage strategy.  For example, the Fund may invest in credit default swaps or other derivatives in lieu of investing in debt instruments.  Moreover, the Fund may seek to arbitrage such derivatives against the underlying instruments.

•
Distressed Securities Investments.  The Fund invests in the securities of companies in various levels of financial distress, including bankruptcy, exchange offers, workouts, financial reorganizations and other credit-related situations.  Corporate bankruptcy or distress often causes a company’s securities to trade at a discounted value.  Through an analysis of the complex business and legal procedures associated with the situation, the Fund may have the ability to purchase these securities and to exit the investment at an attractive risk-adjusted rate of return.  Profits are expected from the market’s lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below investment grade securities.  The Fund purchases below investment grade securities, commonly referred to as “junk.”  Investment in below investment grade securities involves substantial risk of loss.  Below investment grade securities involve greater risks of default or downgrade and are more volatile than investment-grade securities.  Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness.  Additionally, issuers of below investment grade securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.  Discontinuation of these payments could substantially adversely affect the market value of the securities.  Investments may be acquired with the intention of

FOR MORE INFORMATION PLEASE CALL 800-220-8888
22

Investment Objectives, Strategies, Risks And Portfolio Holdings

remaining passive or with the intent to participate actively in a restructuring. When participating actively in a restructuring, the Adviser will attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring. Investments may involve both U.S. and non-U.S. entities, may involve both long and short positions and may utilize leverage.

•	Debt Instruments. The Fund may invest in all types of fixed-income securities including convertible debt, options and futures, as well as privately negotiated options.
•
Structured Notes.  The Fund may invest in structured notes.  A structured note is a type of derivative security for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.”  These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR), stock and stock indices (such as the S&P 500).  The impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.  Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade.  The use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular structured notes to become illiquid.

•
Proxy Fight Investments.  The Fund invests in securities of issuers that in the opinion of the Adviser may become subject to a change of control fight.  There are typically proxy fights by minority investors seeking to have their representatives elected to the board of trustees, often with the intention of replacing existing management or selling the company.  Profits are expected from the eventual success of the new board of trustees in increasing the company’s value.  The Fund may invest with the intention of participating actively in the change of control, or staying passive.  Although some of the companies the Fund targets as a “proxy fight investment” may be considered potential candidates for a merger takeover, proxy fights differ from merger arbitrage in that no concrete acquisition may have been proposed yet, and may not be proposed in the future.

•
Short Sales.  The Fund may employ short selling, primarily in its merger arbitrage and capital structure arbitrage strategies.  The Fund may engage in two types of short sales.  Securities may be sold “against the box” or outright.  A short sale “against the box” means that securities the Fund already owns are sold, but not delivered.  Instead, these securities are segregated and pledged against the short position.  When the short sale is closed out, the securities owned are released.  Outright short selling involves the sale of securities not presently owned by the Fund.  The Fund will limit its short sales so that no more than 50% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account.

If the Fund does not purchase the security on the same day as the sale, the security must be borrowed (typically from a broker/dealer).  At the time an outright short sale is affected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender.  Any gain or loss on the transaction is taxable as a short-term capital gain or loss.  In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund’s Custodian of cash or high grade liquid assets equal to: (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).  Depending on arrangements made with the broker or Custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or Custodian.

•
Tactical Allocation.  Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.  The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the Adviser perceives opportunity.

•
Foreign Securities Investments.  The Fund may invest in securities of foreign issuers, securities traded principally in securities markets outside the United States, U.S. traded securities of foreign issuers and/or securities denominated in foreign currencies (together, “foreign securities”).  The Fund may seek exposure to foreign securities by investing in Depositary Receipts.  The Fund may engage in hedging transactions to reduce the currency risk of its investments.

•
Derivative Instruments (Including Futures, Options and Swaps).  The event arbitrage strategy employed by the Fund may include the use of derivatives.  Derivatives may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage) or for the purpose of generating income.  The Fund may buy call or put options to implement its principal investment strategies.  The Fund may write (sell) call options on securities that it owns.  This may allow the Fund to generate income on securities that the Adviser believes have a low likelihood of appreciating significantly until the option expiration.

Similarly, options may be written (sold) if the Adviser is willing to purchase the underlying instrument at a lower price.  Hedging through derivatives may be done on underlying instruments such as individual securities, market indices, as well as foreign currency or commodity exposure.  Options and futures contracts may be used to decrease (hedge) or increase market exposure, exposure to specific securities or exposure to other factors that may influence an event.

Some of these strategies involve the use of arbitrage, which involves taking advantage of small price differences between two otherwise equivalent assets.  As compared with conventional investing, the Adviser considers the Fund’s
FOR MORE INFORMATION PLEASE CALL 800-220-8888
23

Investment Objectives, Strategies, Risks And Portfolio Holdings

investment strategies to be less dependent on the overall direction of stock prices.

•
Special Situation Securities.  The Fund may invest in “special situation” securities when the Adviser believes such investments will benefit the Fund.  A special situation arises when, in the Adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company.  Such situations include, but are not limited to: material litigation, technological breakthroughs and new management or management policies.  Special situation investments may include illiquid or restricted securities, such as private equity investments, and initial public offerings.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:

•
Merger Arbitrage Risk.  Merger arbitrage is sometimes referred to as quasi-arbitrage because unlike some other forms of arbitrage it is not a risk-free form of arbitrage.  When investing in merger arbitrage, the Fund retains the risk that the corporate reorganization is not completed.  This risk is also referred to as “Event Risk,” the event that the merger is not completed.  The Adviser expects that it is not directly related to the movements in the overall market.  Especially during large dislocations in the overall market it is expected that the number of reorganizations that are not completed increases.  However, the Adviser believes that market movements are not the principal determinant for the successful completion of a merger.

More specifically, the risk in merger arbitrage is primarily the event of non-consummation of the announced merger.  The following is a non-comprehensive list of why a merger may not be completed:
o	Financing for the transaction may not be available;
o	Anti-trust authorities may block a transaction;
o	The economic environment can change, making the merger less appealing;
o	Fraud or other misrepresentations can be discovered;
o	A spoiler bidder can intervene (a.k.a. “white knight”);
o	Parties to the merger may invoke a material adverse change or other clause in the merger agreement to terminate the merger.

The Adviser weighs these risks against the profit opportunity in each merger arbitrage investment.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the Fund’s Adviser may not disappear or may even increase, in which case losses may be realized.
•
Distressed Securities Risk.  Investment in distressed securities may be considered speculative and may present substantial risk of loss.  Below investment-grade securities involve greater risks of default or downgrade and are more volatile than investment-grade securities.  Additionally, below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in the issuer’s creditworthiness.  Discontinuation of these payments could substantially adversely affect the market value of the securities.  Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.  Investments may be acquired with the intention of remaining passive or with the intent to participate actively in a restructuring.  When participating actively in a restructuring, the Adviser will attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring.  Investments may involve both U.S. and non-U.S. entities, may involve both long and short positions and may utilize leverage.

•
Debt Instruments Risk.  Debt instruments are generally subject to the risk that the issuer will default on interest or principal payments.  The Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt.  Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities.

•
Interest Rate Risk.  Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value if interest rates rise.  Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

•
Structured Note Investment Risk.  Principal repayments and/or interest payments on structured notes are dependent upon one or more of the following factors: currency exchange rates, interest rates, stock and stock indices, which may cause the principal repayments and/or payments to be subject to the related risks of each applicable factor.  Also, depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of the specific factor(s) may cause significant price fluctuations or illiquidity.

•	Proxy Fight Risk. A proxy fight may not be concluded successfully, or the increase in value anticipated through the change of control may not materialize, in which case losses may be realized.
•
Short Selling Risk.  The Fund engages in short selling, which involves special risks and requires special investment expertise.  When the Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price.  If the price of the security increases instead, the Fund loses money.  Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
24

Investment Objectives, Strategies, Risks And Portfolio Holdings

•
Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

•
Special Situations Risk.  Special situations often involve much greater risk than is found in the normal course of investing.  Special situation investments may not have the effect on a company’s price that the Adviser expects, which could negatively impact the Fund.

•
Initial Public Offerings Risk.  IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. Limited trading in some IPOs may make it more difficult to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares also may be affected by: substantial dilution in the value of their shares, sales of additional shares, and concentration of control in existing management and principal shareholders. In addition, some real estate companies in IPOs may have limited operating histories, may be undercapitalized, and may not have invested in or experienced a full market cycle.

•
Liquidity Risk. Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold or closed out, the Fund may have to sell at a lower price than the price at which the Fund is carrying the investments or may not be able to sell the investments at all, each of which would have a negative effect on the Fund’s performance. It is possible that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment or that the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•
Foreign Securities Risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

•
Derivative Instruments (Including Futures, Options and Swaps) Risk.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund.  The Fund could experience a loss if derivatives do not perform as anticipated, are not correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market.  The market for many derivatives is, or may suddenly become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives.  Moreover, the Fund may be exposed to counterparty risk, in particular on derivatives that are invested in the over the counter (“OTC”) market.  In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
25

Investment Objectives, Strategies, Risks And Portfolio Holdings

Quaker Global Tactical Allocation Fund
INVESTMENT OBJECTIVES

The Quaker Global Tactical Allocation Fund (the “Fund”) seeks to provide long-term growth of capital.  The Fund’s investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without shareholder notice.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s Adviser will, under normal market conditions, employ the following strategies:

•
Common Stock.  The Fund invests its assets in common stocks of U.S. companies and common stocks and ADRs of foreign companies without regard to market capitalization (ADRs are receipts issued by a U.S. depository (usually a U.S. bank) that represent an ownership interest in an underlying foreign security that is held by the depository).

•
Exchange Traded Funds.  The Fund may invest in ETFs representing asset classes that include, but that are not limited to common and preferred equity, fixed income, commodities, real estate, volatility indices, derivatives and currencies. The Fund may also invest in leveraged, inverse and inverse leveraged ETFs. The Fund’s equity exposures may include, but are not limited to ETFs that represent equity market indices that may be segmented by region, sector, market capitalization or otherwise as well as individual securities within the common and preferred equity markets.

•
Growth Stock.  The Fund invests its assets in equity securities of companies that the Adviser believes have experienced above-average long-term growth in earnings and show a high probability for superior future growth.  The Fund’s Adviser seeks to identify such companies by focusing on individual companies rather than on short-term movements in broad economic factors, such as interest rates or commodity prices.  This focus on individual companies includes dissecting earnings by doing detailed balance sheet analysis and generating earnings models internally.  The Adviser looks for companies that display good cash flow prospects, have strong experienced management teams, sturdy business models and have historically grown earnings organically.

•
Foreign Securities.  The Fund may invest in foreign securities.  The Fund considers, when selecting countries in which the Fund will invest, such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. Under normal circumstances, the Fund will invest at least 40% of its net assets in ETFs, common stocks, and ADRs of foreign companies.

•	Emerging Markets. The Fund may invest without limit in companies located in developing or emerging markets.
•	Portfolio Turnover. The Fund employs an aggressive strategy of portfolio trading to respond to changes in the marketplace which may result in significant portfolio turnover.
•
Short Sales.  The Fund may invest up to 25% of its assets in short sales at any given time.  The Fund may engage in two types of short sales.  Securities may be sold “against the box” or outright.  A short sale “against the box” means that securities the Fund already owns are sold, but not delivered.  Instead, these securities are segregated and pledged against the short position.  When the short sale is closed out, the securities owned are released.  Outright short selling involves the sale of securities not presently owned by the Fund.  If the Fund does not purchase that security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer).  At the time an outright short sale is affected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender.  Any gain or loss on the transaction is taxable as a short-term capital gain or loss.

•
Tactical Allocation.  Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.  The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the Adviser perceives opportunity.

•	Derivatives. The Fund may deploy the use of derivatives (i.e., exchange traded options, futures, and options on futures) with the objective of reducing portfolio volatility.

•
Fixed Income Securities. Consistent with the Fund’s tactical allocation strategy, when the Adviser deems appropriate, the Fund may utilize a broad array of fixed income securities or bonds, across different interest rate markets. This may include, but are not limited to, fixed income securities issued by governments, government agencies, municipalities and global companies across a wide range of industries and market capitalizations within the broader U.S. and international fixed income markets as well as asset-backed securities. Such fixed income securities may be of any maturity, duration or quality, including those that are rated below investment grade (i.e., “junk bonds”). Individual bonds of similar description may also be used within the Fund.

•	Preferred Stock. The Fund may invest in preferred stocks.
•	Master Limited Partnerships. The Fund may invest in master limited partnerships.
•	Real Estate Investment Trusts. The Fund may invest in real estate investment trusts.
PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:

FOR MORE INFORMATION PLEASE CALL 800-220-8888
26

Investment Objectives, Strategies, Risks And Portfolio Holdings

•
Common Stock Risk.  Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence or instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•
Small and Mid-Cap Stocks Risk.  The Fund invests in companies with small and medium market capitalizations.  Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community.  Also, these companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies.  As a result of these factors, small and mid-capitalization stock prices have greater volatility than large company securities.

•
Growth Stock Risk.  The Fund invests in companies that appear to be growth-oriented companies.  If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•
Emerging Markets Risk.  The Fund invests in developing countries which may experience high rates of inflation or sharply devalue their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline.  Transaction costs are often higher in developing countries and there may be delays in the settlement process.

•
Exchange Traded Fund Risk.  Investment in any ETF carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative. The Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the Fund generally will be higher than the cost of investing directly in ETFs.

•
Leveraged, Inverse and Inverse-Leveraged ETF Risk.  Investment in leveraged, inverse and inverse-leveraged ETFs includes the risk that an increase in the daily performance of an index corresponding to a leveraged, inverse and inverse-leveraged ETF will be leveraged. This means that the Fund’s investment in such ETF will be changed by an amount equal to 3% for every 1% daily change, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower the Fund’s investment. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative. The Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the Fund generally will be higher than the cost of investing directly in ETFs.

•
Fixed Income Securities Risk. When the Fund invests in fixed income securities or ETFs that own fixed income securities, the value of those investments in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and thus the value of ETFs that own fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. In addition, the Fund may invest in securities and ETFs that own what are sometimes referred to as "junk bonds." Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

•
High Yield Risk. The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), or in exchange traded funds that own high yield and unrated securities of similar credit quality, which may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities.  These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk).  If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

•
Foreign Securities Risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net

FOR MORE INFORMATION PLEASE CALL 800-220-8888
27

Investment Objectives, Strategies, Risks And Portfolio Holdings

return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

●
Liquidity Risk. Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold or closed out, the Fund may have to sell at a lower price than the price at which the Fund is carrying the investments or may not be able to sell the investments at all, each of which would have a negative effect on the Fund’s performance. It is possible that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment or that the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV.

Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•
Portfolio Turnover Risk.  The Fund’s Adviser may engage in aggressive portfolio trading.  As a result, the Fund could experience higher than average portfolio turnover.  A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate greater taxes for shareholders on realized investment gains.

•
Short Selling Risk.  Positions in shorted securities are speculative and more risky than long positions (purchases).  When a Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price.  If the price of the security increases, the Fund loses money.  Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund.  Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss.  Short sale strategies are often categorized as a form of leveraging or speculative investment.  The use of leverage may multiply small price movements in securities into large changes in value.  As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.    You should be aware that any strategy that includes selling securities short could suffer significant losses.

•
Derivatives Risk: The Fund may use derivatives (including options, futures and options on futures) to reduce portfolio volatility. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

•
Master Limited Partnership Risk. The Fund’s exposure to the master limited partnerships (MLP) may subject the Fund to greater volatility than investments in traditional securities. The value of MLP and MLP based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

•
Real Estate Investment Risk. The Fund may have investments in securities issued by, and/or have exposure to, commercial and residential real estate companies.  Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

•	Commodities Risk. Investing in the commodities markets (indirectly) may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be
FOR MORE INFORMATION PLEASE CALL 800-220-8888
28

Investment Objectives, Strategies, Risks And Portfolio Holdings

influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions. The Fund’s ability to invest indirectly in commodity-linked investments may be limited by the requirements for taxation of the Fund as a regulated investment company.

•
Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

Quaker Mid-Cap Value Fund

INVESTMENT OBJECTIVES

The Quaker Mid-Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital.  The Fund’s investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without shareholder notice.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s investment sub-adviser, Kennedy Capital Management, Inc. (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:
●
Mid-Cap Stocks.  The Fund invests at least 80% of its total assets in common stocks or securities convertible into common stocks of companies with market capitalizations similar to the market capitalizations of the companies included in the Russell Midcap® Value Index.  The market capitalization of companies in the Russell Midcap® Value Index ranged from approximately $1.6 billion to $33.7 billion as of September 30, 2017.  The capitalization range of companies in the Russell Midcap® Value Index will change with the markets.  If movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

●
Value Securities.  The Fund invests in stocks of companies that exhibit attractive fundamental valuation measures such as price-to-earnings or price-to-book ratios.  The Fund invests in stocks that are typically considered out of favor by the market as a result of decelerating revenue growth, declining profit margins and increasing competition.

In selecting individual securities for the Fund’s portfolio, the Sub-adviser believes that there are three factors that influence equity returns, namely: quality, value and business prospects of the issuer.  In order to choose the securities in which the Fund invests, the Sub-adviser analyzes approximately 1,800 U.S. issuers of common stock.  The Sub-adviser then identifies and selects securities of companies with a market capitalization of between $1 billion to $18 billion that it believes to be undervalued relative to comparable alternate investments, and which demonstrate strong sales and earnings momentum, high profitability and rising earnings expectations.  Furthermore, the Sub-adviser seeks to identify companies that exhibit some or all of the following criteria:

•	strong balance sheets and high credit quality;
•	low price-to-earnings, price-to-sales, price-to-value ratios;
•	demonstrated consistent earnings growth in the past and are likely to achieve consistent earnings growth in the future;
•	high profit margins and the business strategies to protect and maintain such margins;
•	high historical return on investment; and
•	ability to increase earnings through new products or sensible acquisitions.

Through these selection criteria, the Sub-adviser identifies securities which it believes to be undervalued, and that have shown consistent earnings with a potential for further growth.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:
●
Common Stock Risk.  Common Stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

●
Mid-Cap Stock Risk.  The Fund invests in companies with medium market capitalizations.  Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community.  Also, these companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies.  As a result of these factors, mid-capitalization stock prices have greater volatility than large company securities.

●
Value Securities Risk.  The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth).  If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

●
Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
29

Investment Objectives, Strategies, Risks And Portfolio Holdings

Quaker Small-Cap Value Fund

INVESTMENT OBJECTIVES

The Quaker Small-Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital.  Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund’s investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without shareholder notice.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s investment sub-adviser, AJO, LP (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:
•

Small-Cap Stocks.  The Fund invests at least 80% of its total assets in U.S. common stocks of companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000® Index and Russell 2500® Index. The market capitalization of companies in the Russell 2000® Index ranged from approximately $42 million to $10.2 billion as of September 30, 2017.  The market capitalization of companies in the Russell 2500® Index ranged from approximately $42 million to $13.7 billion as of September 30, 2017.  The capitalization range of companies in the Russell 2000® Index and the Russell 2500® Index will change with the markets.  If movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

•

Value Securities Risk.  The Fund invests in companies considered by the Fund’s Sub-adviser to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.

•
Liquidity Risk. Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold or closed out, the Fund may have to sell at a lower price than the price at which the Fund is carrying the investments or may not be able to sell the investments at all, each of which would have a negative effect on the Fund’s performance. It is possible that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment or that the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV.

Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

In selecting stocks for the portfolio, the Sub-adviser focuses on asset-rich companies, selling at relatively low multiples of earnings, with proven and confident management, and earnings growth and price momentum.  The Fund will normally remain fully invested in these securities at all times, subject to a minimum cash balance maintained for operational purposes.

The Sub-adviser screens a broad universe of U.S. securities to identify a subset of issuers with ample trading volume, at least three years of operating history, and market capitalizations similar to the companies in the Russell 2000® (the “benchmark”) and Russell 2500® indices.  The resulting stocks are divided into 34 industries.  Within each industry, the Sub-adviser identifies the most attractive stocks by considering a number of balance sheet and income statement criteria, as well as the effectiveness and outlook of management and measures of momentum.  The Sub-adviser then creates a portfolio that is sector-neutral to the benchmark.  The chosen securities attempt to maximize return but are well-diversified in terms of industry, fundamental characteristics, and other statistical measures of risk as compared to the blended characteristics of the Russell 2000® and the Russell 2500® indices.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:
FOR MORE INFORMATION PLEASE CALL 800-220-8888
30

Investment Objectives, Strategies, Risks And Portfolio Holdings

•

Common Stock Risk.  Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•

Small-Cap Stock Risk.  The Fund invests in companies with small market capitalizations (as described above).  Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region, may be less well known to the investment community, and may have more volatile share prices.  Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies.  As a result, small-capitalization stock prices have greater volatility than large company securities.

•

Value Securities.  The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth).  If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
31

Investment Objectives, Strategies, Risks And Portfolio Holdings

Quaker Strategic Growth Fund

INVESTMENT OBJECTIVES

The Quaker Strategic Growth Fund (the “Fund”) seeks to provide long-term growth of capital.  The Fund’s investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without shareholder notice.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s investment sub-adviser, Los Angeles Capital Management and Equity Research, Inc. (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:
•	Common Stocks. The Fund invests at least 65% of its total assets in U.S. common stocks of companies without regard to market capitalization.
•	Growth Stocks. The Fund invests its assets in equity securities of companies which the Fund’s Sub-adviser believes will provide a higher total return than that of the index.
•

Foreign Securities.  The Fund may invest up to 25% of its net assets in foreign securities, including ADRs.  (ADRs are receipts issued by a U.S. depository (usually a U.S. bank) that represent an ownership interest in an underlying foreign security that is held by the depository).

•	Large-Cap Securities. The Fund seeks to invest in large-capitalization equities.
•	Portfolio Turnover. The Fund’s Sub-adviser employs turnover to respond to changes in the marketplace.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:

•
Common Stock Risk.  Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•
Growth Risk.  There is a risk that the Fund’s growth style may perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

•
Foreign Securities Risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar; accordingly, the Fund will be subject to the risks associated with fluctuations in currency values; although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability any of which could negatively affect the Fund.

•
Liquidity Risk. Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold or closed out, the Fund may have to sell at a lower price than the price at which the Fund is carrying the investments or may not be able to sell the investments at all, each of which would have a negative effect on the Fund’s performance. It is possible that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment or that the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV.

Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•
Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

•	Quantitative Risk. The Sub-adviser’s portfolio construction process relies on the use of proprietary and non-proprietary

FOR MORE INFORMATION PLEASE CALL 800-220-8888
32

Investment Objectives, Strategies, Risks And Portfolio Holdings

software, and intellectual property that is licensed from a variety of sources. The Sub-adviser may use a trading system or model to construct a portfolio which could be compromised by an unforeseeable software or hardware malfunction and other technological failures, including, but not limited to, power loss, software bugs, malicious codes, viruses or system crashers, or various other events or circumstances beyond the control of the Sub-adviser. The Sub-adviser makes reasonable efforts to protect against such events, but there is no guarantee that such efforts will be successful, and the aforementioned events may, on occasion, have an adverse effect on the performance of the Fund. The nature of complex quantitative investment management processes is such that errors may be hard to detect and in some cases, an error can go undetected for a period of time. In many cases, it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. While the Sub-adviser has a number of controls and business continuity measures in place designed to assure that the portfolio construction process for the Fund operates as intended, analytical errors, software errors, developmental and implementation errors, as well as data errors are inherent risks. Additionally, the Sub-adviser may adjust or enhance the model or, under certain adverse conditions, deviate from the model. Such adjustments, enhancements or deviations may not achieve the objectives of the Fund and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Fund would have been if the Sub-adviser had not adjusted or deviated from the models.

•
Real Estate Investment Trusts (“REITs”) Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

•
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

MORE INFORMATION ABOUT STRATEGIES

•
iShares.  The Funds may invest without limitation in shares of iShares Trust and iShares, Inc. (each an “iShares Fund” and collectively, the “iShares Funds”).  The iShares Funds are registered investment companies whose shares are listed and traded at market prices on national securities exchanges, such as the NYSE Arca exchange.  These types of investment companies are commonly known as “exchange traded funds.”  Market prices of iShares Funds’ shares may be different from their net asset value per share (“NAV”).  Each iShares Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index.  To the extent the Fund invests in iShares, the Fund will indirectly bear its proportionate share of any management fees and other expenses paid to iShares Funds in addition to investment management fees charged by the Adviser and Sub-advisers.

•
Repurchase Agreements.  Each Fund may enter into repurchase agreements, and certain other types of futures, options and derivatives with U.S. banks, qualified brokerage firms and other investors in over-the-counter markets, not through any exchange.

•
Temporary Defensive Positions.  Each Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions.  When investment opportunities are limited, or in the event of exceptional redemption requests, a significant percentage (up to 100%) of a Fund’s total net assets may be held in cash or cash-equivalents.  Under these circumstances, the Funds may not participate in stock market advances or declines to the same extent that the Funds would if they were to remain more fully invested in common stocks.  During these times, a Fund may not achieve its investment goal.

•
Securities Lending.  The Funds may lend their portfolio securities to further enhance investment returns.  These loans are secured by the delivery to the Fund of cash collateral, which may be invested in short-term debt securities and money market funds.

MORE INFORMATION ABOUT INVESTMENT RISKS

In addition to the principal risks which are specific to each investment strategy and summarized above in each of the Fund Summaries under “Principal Investment Risks,” there are other investment risks common to all Funds:

•
iShares Risk.  The cost of investing in an iShares Fund through a fund will generally be higher than the cost of investing directly in the iShares Fund.  Shareholders will indirectly bear fees and expenses charged by the underlying iShares Funds in addition to the Fund’s direct fees and expenses.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
33

Investment Objectives, Strategies, Risks And Portfolio Holdings

•	Repurchase Agreement Risk. A Fund may experience losses or delays in connection with repurchase agreements entered into, if a counterparty to any such contract defaults or goes into bankruptcy.
•
Temporary Defensive Position Risk. The Adviser or Sub-adviser may seek to protect shareholder capital by assuming defensive positions where a Fund’s portfolio is comprised mainly of cash and cash equivalents.  Under such circumstances, a Fund may not achieve its investment objective.  When assuming a temporary defensive position, the Funds may invest, without limit, in obligations of the U.S. government and its agencies and in money market securities, including high-grade commercial paper, certificates of deposit, repurchase agreements and short-term debt securities.  Under these circumstances, the Funds may not participate in stock market advances or declines to the same extent that the Funds would if they were to remain more fully invested in common stocks.  During these times, a Fund may not achieve its investment goal.

•
Securities Lending Risk. If a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities.  As a result, a Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

•
Market Trends Risk.  When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.  Different types of stocks tend to shift into and out of favor with market investors, depending on market and economic conditions.  For instance, from time to time the stock market may not favor growth-oriented stocks.  Rather, the market could favor value stocks or may not favor equity securities at all.

PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available: (i) in the Fund’s SAI; and (ii) on the website of the Trust at www.quakerfunds.com.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
34

Management of the Funds

INVESTMENT ADVISER

Quaker Funds, Inc., located at 1180 W. Swedesford Rd. Suite 150, Berwyn, PA 19312, serves as the investment adviser to each of the Funds.  Founded in 1996, the Adviser provides its advisory services pursuant to an investment advisory agreement with the Trust.  The Adviser is a corporation incorporated under the laws of the Commonwealth of Pennsylvania, and is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

As investment adviser to the Funds, the Adviser has overall supervisory responsibility for: (i) the general management and investment of each Fund’s securities portfolio; (ii) the evaluation, selection and recommendation to the Board of Trustees of the hiring, termination and replacement of Sub-advisers to manage the assets of a Fund; (iii) overseeing and monitoring the ongoing performance of the Sub-advisers of the Funds, including their compliance with the investment objectives, policies and restrictions of those Funds; and (iv) the implementation of procedures and policies to ensure that the Sub-advisers comply with the Fund’s investment objectives, policies and restrictions.

Each Fund pays the Adviser management fees for managing the Fund’s investments that are calculated as a percentage of the Fund’s assets under management.  The Adviser compensates each Sub-adviser out of the advisory fees it receives from the Funds.  The Adviser has entered into fee waiver and expense limitation agreements with respect to the Quaker Event Arbitrage Fund and the Quaker Global Tactical Allocation Fund. Any waivers and reimbursements made by the Adviser is subject to recoupment by the Adviser within three (3) years following the time at which the Adviser waived fees and/or assumed expenses for their Fund, provided that such recoupment does not cause the Total Annual Fund Operating Expenses to exceed the Annualized Expense Ratio.  The total advisory and subadvisory fees paid, net of any applicable fee waiver and/or expense reimbursement or recoupment, as a percentage of each Fund’s average daily net assets for the fiscal year ended June 30, 2017, were as follows:

Name of Fund	Total Advisory and Subadvisory Fee Paid as a Percentage of Average Net Assets
Quaker Event Arbitrage Fund	0.49%
Quaker Global Tactical Allocation Fund	0.75%
Quaker Mid-Cap Value Fund	1.05%
Quaker Small-Cap Value Fund	0.96%
Quaker Strategic Growth Fund	0.92%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and sub advisory agreements for each Fund is available in the Funds’ annual reports to shareholders for the period ended June 30, 2017.  The Funds’ shareholder reports are available on the Trust’s website at www.quakerfunds.com.

SUB-ADVISERS AND PORTFOLIO MANAGERS

The Adviser oversees the Funds’ Sub-advisers and recommends to the Board of Trustees whether to hire, terminate or replace a Sub-adviser.  The Trust and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, without shareholder approval, subject to certain conditions and with the approval of the Board of Trustees, to: (i) hire, terminate or replace Sub-advisers for the Funds; and (ii) change the terms of a subadvisory arrangement, unless such change would result in an increase in the overall management and advisory fees payable by the Fund as previously approved by shareholders.  The SEC order does not apply to any sub-adviser that is affiliated with the Trust or the Adviser.  The manager of managers structure enables each Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or subadvisory agreements.  The manager of managers structure would not permit an increase in the overall management and advisory fees payable by a Fund without shareholder approval.  Shareholders will be notified of any changes made to sub-advisers or subadvisory agreements within 90 days of the change.

The Adviser has entered into separate subadvisory agreements with each Sub-adviser and compensates each Sub-adviser out of the investment advisory fees it receives from the Funds.  Each Sub-adviser has discretionary responsibility for investment of the assets and the portfolio management of the Fund that it manages.

The following Sub-advisers and portfolio managers are responsible for the day-to-day portfolio management of the respective Funds:

FOR MORE INFORMATION PLEASE CALL 800-220-8888
35

Management of the Funds

QUAKER EVENT ARBITRAGE FUND AND GLOBAL TACTICAL ALLOCATION FUND

Quaker Funds, Inc. located at 1180 W. Swedesford Rd. Suite 150, Berwyn, PA 19312, serves as Adviser to the Quaker Event Arbitrage Fund and the Quaker Global Tactical Allocation Fund. The Adviser has discretionary responsibility for investment of the assets and the portfolio management of the Funds.

The following individuals are primarily responsible for the day-to-day management of the Quaker Event Arbitrage Fund and Quaker Global Tactical Allocation Fund:

Thomas F. Kirchner – Mr. Kirchner is Co-Portfolio responsible for the day-to-day management of the Funds.  From 2003-2009, prior to joining the Adviser with the acquisition by the Fund of the Pennsylvania Avenue Fund, Mr. Kirchner was the founder of Pennsylvania Avenue Advisers LLC (“Pennsylvania Avenue”) and the portfolio manager of the Pennsylvania Avenue Fund, a series of the Pennsylvania Avenue Funds.  Prior to establishing Pennsylvania Avenue, from 1996-1999, Mr. Kirchner worked as a Bond Trader and Financial Engineer for Banque Nationale de Paris S.A.  From 1999-2004, Mr. Kirchner was retained by Fannie Mae as a Financial Engineer.  Mr. Kirchner is a graduate of Kings College, University of London; Institut d’Etudes Politiques de Paris and University of Chicago Booth School of Business.

Paul Hoffmeister – Mr. Hoffmeister is Co-Portfolio Manager responsible for the day-to-day management of the Funds. Mr. Hoffmeister joined Quaker Funds, Inc. in 2010 as the portfolio strategist to the Event Arbitrage Fund. He served as the Chief Economist of Bretton Woods Research between 2006 and 2014, and Director of Market Strategy at Polyconomics from 2004-2006. He is an economic counsel to Bretton Woods Research and is a graduate of Georgetown University with a BS in Accounting and Finance.

QUAKER STRATEGIC GROWTH FUND

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”) located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, California 90025, serves as the sub-adviser to the Quaker Strategic Growth Fund.  Los Angeles Capital is registered with the SEC as an investment adviser pursuant to the Advisers Act, and specializes in equity management.

Los Angeles Capital uses a team approach in managing the Fund:

Thomas D. Stevens, CFA, Chairman and CEO, co-founded Los Angeles Capital in 2002. He is responsible for setting the firm’s strategic goals and is also an integral member of the firm’s Portfolio Management team. He has worked in investment management and has managed portfolios since 1976.

Daniel E. Allen, CFA, President, joined Los Angeles Capital in 2009. He is responsible for developing global equity applications for clients, assisting in setting the strategic direction of the firm and is a senior member of the Portfolio Management team and a member of the firm’s Investment Committee. Previously, he was with Wilshire Associates Incorporated and Wilshire Consulting Division from 1983 to 1989 and again from 1993 to 2009. He has worked in investment management since 1983 and has worked in equity management, private markets asset management and consulting.

Kristin J. Ceglar, CFA, Portfolio Manager, joined Los Angeles Capital in 2005. She is responsible for select client relationships and managing client accounts in accordance with Los Angeles Capital’s investment philosophy and process. Ms. Ceglar is a member of the firm’s Investment Committee and co-chair of the Portfolio Review Committee.

QUAKER MID-CAP VALUE FUND

Kennedy Capital Management, Inc. (“Kennedy”), located at 10829 Olive Boulevard, Saint Louis, Missouri 63141, serves as sub-adviser to Quaker Mid-Cap Value Fund.  Founded in 1980, Kennedy is registered as an investment adviser with the SEC under the Advisers Act, and specializes in small- and mid-cap domestic equities.

The following individuals are primarily responsible for the day-to-day management of the Fund:

Frank Latuda, Jr., CFA – a Vice President, Director, Chief Investment Officer, and Portfolio Manager of the Small Cap Value I, SMID Cap Value, Mid Cap Value and All Cap Value portfolios for Kennedy.  In his capacity as Chief Investment Officer, Mr. Latuda also serves as the chairman of the Investment Policy Committee.  He joined Kennedy as an equity analyst in 1997, and served as Director of Research from 1998 until 2000.  He has been a portfolio manager since October of 2000 when he took over the Small Cap Value I strategy.  Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company.  Mr. Latuda earned his BS in Electrical Engineering from the University of Notre Dame, as well as a MS in Electrical Engineering and an MBA from the University of Illinois.

Gary Kauppila, CFA – Assistant Portfolio Manager of the Small Cap Value I, SMID Cap Value and  Mid Cap Value portfolios for Kennedy.  Mr. Kauppila began his investment career in 1995 and prior to joining Kennedy, he served as an analyst, Portfolio Manager and Chief Financial Officer at Timeless Investment Management.  Prior to that, Mr. Kauppila was affiliated with Chicago Asset Management, Northern Trust and William Blair & Co.  Mr. Kauppila joined Kennedy in 2007 as an assistant portfolio manager.  Mr. Kauppila graduated magna cum laude with a B.S. in Finance from Binghamton University.

QUAKER SMALL-CAP VALUE FUND

AJO, LP, located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, was founded in 1984 and serves as sub-adviser to Quaker Small-Cap Value Fund.  AJO, LP is registered as an investment adviser with the SEC under the Advisers Act and provides investment advisory services to institutional clients.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
36

Management of the Funds

The following individuals are primarily responsible for the day-to-day management of the Fund:

Theodore R. Aronson, CFA – Managing Principal.  Mr. Aronson founded AJO, LP in 1984 and has served as a portfolio manager of the Fund since its inception in 1996.  Mr. Aronson is involved with portfolio management, administration, client service and marketing at AJO, LP.  Prior to founding AJO, LP, Mr. Aronson was a partner with Addison Capital Management from 1981 to 1984.

Stefani Cranston, CFA, CPA – Principal.  Ms. Cranston joined AJO in 1991 and has served as a portfolio manager of the Fund since 2007.  Ms. Cranston was an AJO, LP financial and portfolio accountant prior to being named a portfolio manager.  She was a senior accountant at Deloitte & Touche before joining AJO, LP.  In addition to her portfolio management duties with AJO, LP, Ms. Cranston is also involved with financial accounting.

Gina Marie N. Moore, CFA, CPA – Principal.  Ms. Moore joined AJO, LP in 1998 and has served as a portfolio manager of the Fund since 2004.  In addition to her portfolio management duties, Ms. Moore also focuses on client service and marketing.  Prior to joining AJO, LP, she was with Glenmede Trust Company, where she was involved with portfolio analytics and marketing.

Gregory J. Rogers, CFA – Portfolio Manager.  Mr. Rogers joined AJO, LP in 1993 and has served as a portfolio manager of the Fund since 2012.  Mr. Rogers was an AJO, LP trader prior to being named a portfolio manager.  Mr. Rogers focuses his time on portfolio management, trading and research.  Prior to joining AJO, LP, Mr. Rogers was with First Boston, where he was involved with trading and computer systems.

Christopher J.W. Whitehead, CFA – Principal. Mr. Whitehead joined AJO, LP in 2000 and has served as a portfolio manager of the Fund since 2010.  Mr. Whitehead was an AJO, LP research analyst prior to being named a portfolio manager.  Before joining AJO, LP, he was with Cambridge Associates where he served as a research associate.  Mr. Whitehead focuses his time on portfolio management and research.

MORE ABOUT SUB-ADVISERS AND PORTFOLIO MANAGERS

The Trust’s Statement of Additional Information (“SAI”) provides additional information about the Sub-advisers and each Fund’s respective portfolio manager compensation, other accounts managed and respective ownership of securities in the applicable Fund.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
37

Shareholder Information

CALCULATING SHARE PRICE

When you buy shares, you pay the offering price for the shares.  The offering price includes any applicable sales charge, and is determined by dividing the NAV by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria.  The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria.  For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.50%, the offering price would be calculated as follows:  10.25 divided by 0.945 (1.00 minus 0.055) equals 10.84656, which, when rounded to two decimal points, equals 10.85.  The offering price per share would be $10.85.

When you sell or exchange shares of a Fund, you do so at the Fund’s NAV.

The value of a mutual fund is determined by deducting the Fund’s liabilities from the total assets of the portfolio.  The NAV per share is determined by dividing the total NAV of each Fund’s share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (“NYSE”) (which is generally 4:00 p.m. Eastern Time).  Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date.  A Fund generally utilizes two independent pricing services to assist in determining a current market value for each security.  If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices.  The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices.  If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell Fund shares are processed based on the NAV next calculated after we receive your request in proper form.

FAIR VALUATION

•
Individual Securities.  Each Fund expects to price most of its securities based on the current market values as discussed previously.  Securities and assets for which market quotations are not readily available will be valued at fair value.  The types of securities for which such fair value pricing may be necessary include, but are not limited to: foreign securities, as discussed below; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities for which there is no current market value quotation; securities for which a broker quote has been requested but the spread between the bid and the ask exceeds 15%; and securities that are restricted as to transfer or resale.  The need to fair value a Fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded domestic securities, such as certain small-cap securities.

The Funds have adopted fair valuation procedures to value securities at fair market value in those circumstances as described above, and the Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate.  Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these methods.  Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time a Fund calculates its NAV because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation.  The Valuation Committee is comprised of the Funds’ Chief Compliance Officer (who is an employee and Chief Compliance Officer of the Adviser), the Portfolio Manager of the Adviser and at least one Senior Officer of the Adviser.

•
Foreign Securities.  The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier.  The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern Time) on the day that the value of the foreign security is determined.  If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.  If market quotations are not readily available for a foreign security or an event has occurred that caused a quotation to be unavailable or unreliable, the Valuation Committee will fair value foreign securities using the procedures described previously.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
38

Shareholder Information

•
Risk of Fair Value Pricing.  Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.  There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.  As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

CHOOSING THE APPROPRIATE SHARE CLASS

Each Fund offers three classes of shares.  The main differences between each share class are sales charges, ongoing fees and investment minimums.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold your shares.  Each share class in any Fund represents an interest in the same portfolio of investments in that Fund.

The following table shows the share classes that are offered by each Fund:

COMPARISON OF SHARE CLASSES

	Class A	Class C	Institutional Class
TERMS	Offered at NAV plus a front-end sales charge	Offered at NAV with no front-end sales charge or CDSC	Offered at NAV with no front-end sales charge or CDSC
ONGOING EXPENSES	Lower than Class C	Higher than Class A	Lower than Class A or C
APPROPRIATE FOR INVESTORS	Who prefer a single front-end sales charge	Who want to invest all money immediately, with no front-end sales charge or CDSC	Designed for large institutional investors
	With a longer investment horizon	With shorter investment horizons
Who qualify for reduced sales charges on longer investments

Minimum Investments for Class A and C Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

You may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met.  This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose.  In such instance, your shares may be automatically converted under certain circumstances.  Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired.  Please contact your financial intermediary for additional information.  Not all share classes are available through all intermediaries.

If your shares of a fund are converted to a different share class of the same fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion.  Consequently, you may receive fewer shares or more shares than you originally owned, depending on that day’s NAVs.  Your total value of the initially held shares, however, will equal the total value of the converted shares.  Please contact your financial intermediary regarding the tax consequences of any conversion.

REDUCTION OR WAIVER OF FRONT-END SALES CHARGES

Front-end sales charges may be reduced by:

●
Rights of Accumulation.  You may qualify for a reduced sales charge by aggregating the NAV of any shares you already own of the same class to the amount of your next investment in that class for purposes of calculating the sales charge.  For example, if you already owned Class A Shares in the Quaker Global Tactical Allocation Fund with a combined aggregate NAV of $450,000, and you decided to purchase an additional $60,000 of Class A Shares of the Quaker Strategic Growth Fund, another series of the Trust, there would be a sales charge of 2.00% on your $60,000 purchase instead of the normal 4.75% on that purchase, because you had accumulated more than $500,000 total in the Quaker Funds.

●
Letter of Intent.  By signing a Letter of Intent (“LOI”) you can reduce your Class A sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  The LOI will apply to all purchases of Class A Shares.  Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI.  Shares equal to the Funds’ highest applicable sales load (5.50% for all Funds) for the

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Shareholder Information

amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any escrowed shares not needed to satisfy that charge would be released to you.

●
If you establish an LOI with Quaker Funds you can aggregate your accounts as well as the accounts of your immediate family members which include your spouse and children under age 21.  You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

You may need to provide your financial services firm or U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent (the “Transfer Agent”) with certain information about your accounts and the accounts of related parties to take advantage of the front-end sales charge reductions described above.  In certain instances, you may have to provide an account statement to verify that an account qualifies for inclusion in the calculation of the sales charge reduction.  You also must provide your financial services firm or the Funds’ Transfer Agent with information about eligible Fund accounts held with other broker/dealers if you want these accounts to be used to calculate the sales charge reduction.  Additional information about sales charge reductions is available in the Trust’s SAI or from a broker or financial intermediary through which shares of the Funds are sold.

Please refer to the purchase application or consult with your financial services firm to take advantage of these purchase options.

Additional information concerning sales load reductions is available in the Trust’s SAI.  Information regarding sales charges and the reduction or waiver of such sales charges are also available free of charge at www.quakerfunds.com.

Front-End Sales Charges on Class A Shares for each Fund:
Amount Invested	Sales Charge (as a % of offering price)	Sales Charge (as a % of net amount invested)	Dealer Re-allowance
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.25%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	N/A

Front-end sales charges may be waived:

●	For purchases by fee-based registered investment advisers for their clients, broker/dealers with wrap fee accounts, or registered investment advisers or brokers for their own accounts.
●	For employees and employee-related accounts of the Adviser and Sub-advisers, Trustees and affiliated persons of the Trust. Please see the Trust’s SAI for details.
●	For large orders and purchases by eligible plans. Please see the Trust’s SAI for details, including a description of the commissions the Trust’s Distributor may advance to dealers for these purchases.
●	For shareholders who had held No-Load Class shares in certain Funds prior to the conversion of such shares to Class A Shares as of June 23, 2000. Please see the Trust’s SAI for details.
You need to notify your financial services firm or the Fund’s Transfer Agent if you qualify for a waiver.

12B-1 DISTRIBUTION AND SERVICE FEES

●
The 12b-1 Plans adopted by the Trust for the Class A and Class C Shares permit each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.

●
Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

●	Class A Shares pay a 0.25% 12b-1/service fee.
●
Class C Shares pay a 1.00% 12b-1/service fee (servicing fee of 0.25% of average daily net assets and distribution fee of 0.75% per annum of average daily net assets), payable on a monthly basis, of each Fund’s average daily net assets attributable to Class C Shares.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
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Shareholder Information

SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing and Processing Plan pursuant to which the Trust may pay financial institutions, securities dealers and other industry professionals a fee for providing certain services to Fund shareholders, not to exceed 0.20% of the average daily net asset value of a Fund’s share class.

REVENUE SHARING

The Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Funds.  These payments are often referred to as “revenue sharing payments.”  The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space” or placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors.  Revenue sharing payments are paid from the Adviser’s own legitimate profits and its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid.  Because revenue sharing payments are paid by the Adviser, and not from the Funds’ assets, the amount of any revenue sharing payment is determined by the Adviser.

Payments may be based on current or past sales, current or historical assets, or a flat fee for specific services provided.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your financial intermediary for details about revenue sharing payments.

Notwithstanding the revenue sharing payments described above, the Adviser and all Sub-advisers to the Funds are prohibited from considering a broker-dealer’s sale of any of the Funds’ shares in selecting such broker-dealer for the execution of a Fund’s portfolio transactions, except as may be specifically permitted by law.

REGISTRATION OF SHARE CLASSES

Shares of the Funds have not been registered for sale outside of the United States.  The Quaker Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

It is important that each Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to a Fund. Based upon statutory requirements for returned mail, a Fund will attempt to locate the investor or rightful owner of the account. If a Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. A Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

The Funds will not accept payment in cash or money orders.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post-dated checks or any conditional order or payment.  A fee may be assessed against your account for any payment check returned to the Funds’ Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to debit your predetermined bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund(s) to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund(s).

Your investment in the Fund(s) should be intended to serve as a long-term investment vehicle.  The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Trust reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Funds, which includes investors with a history of excessive trading.  The Trust also reserves the right to stop offering shares of any Fund at any time.

HOW TO BUY SHARES

You can invest in the Funds by mail, wire transfer and through participating financial service professionals as set forth below.  Federal law requires the Trust to obtain, verify and record information that identifies each person who opens an account.  When opening your account, you will be asked to provide your name, address, date of birth (as applicable) and other information so that we may identify you.  If this information is not provided, the Trust will be unable to open your account.  After you have established your account, you may make subsequent purchases by telephone.  You may also invest in the Funds through an automatic investment plan.  Any questions you may have can be answered by calling the Funds, toll free, at 800-220-8888.

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 800-220-8888 if you need additional assistance when completing your application.

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Shareholder Information

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  A Fund may also reserve the right to close the account within five (5) business days if clarifying information/documentation is not received.

PURCHASES THROUGH FINANCIAL SERVICE ORGANIZATIONS

You may purchase shares of the Funds through participating brokers, dealers, and other financial professionals.  Simply call your investment professional to make your purchase.  If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in a Fund’s shares and may impose account minimums and other requirements.  These fees and requirements would be in addition to those imposed by the Funds.  If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you).  Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

PURCHASING SHARES BY MAIL

To purchase shares by mail, simply complete the account application included with this Prospectus, make a check payable to the Fund of your choice, and mail the account application and check to:

By Mail

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
 Milwaukee, WI 53201-0701

For Overnight or Special Delivery

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan St., 3rd Floor
 Milwaukee, WI 53202-5207

The Trust does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent.  If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time), your shares will be purchased at the Fund’s offering price calculated at the close of regular trading on that day.  Otherwise, your shares will be purchased at the offering price determined as of the close of regular trading on the next business day.

PURCHASING SHARES BY WIRE TRANSFER

To open an account by wire, a completed account application is required before your wire can be accepted.  You may mail or overnight deliver your account application to the Transfer Agent.  Upon receipt of your completed application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA # 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(Fund name)
(Shareholder registration)
(Shareholder account number)

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing.  The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
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Shareholder Information

TELEPHONE PURCHASES

In order to be able to purchase shares by telephone, your account must have been established 15 days prior to your call, and you must have submitted a voided check or savings deposit slip for the bank account from which the purchase will be drawn.  Your initial purchase of shares may not be made by telephone.  Shares purchased by telephone will be purchased at the per share offering price determined at the close of business on the day the Transfer Agent receives your order, provided that your order is received prior to 4 p.m. Eastern Time.

You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House (“ACH”).  Most transfers are completed within three business days of your call.  To preserve flexibility, the Trust may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Trust does not currently expect to charge such a fee.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine.  Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions.  Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Trust will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Trust shall have authority, as your agent, to redeem shares in your account to cover any such loss.  As a result of this policy, you will bear the risk of any loss unless the Trust and/or the Transfer Agent have failed to follow procedures reasonably designed to prevent losses.  However, if the Trust and/or the Transfer Agent fails to follow such procedures, it may be liable for such losses.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified.

MISCELLANEOUS PURCHASE INFORMATION

The Funds reserve the right to reject applications to purchase Fund shares under circumstances or in amounts considered disadvantageous to shareholders.  Applications will not be accepted unless they are accompanied by payment in U.S. funds.  Payment must be made by wire transfer, check or by electronic funds transfer through the ACH network from a U.S. bank, savings & loan or credit union.  The Transfer Agent may assess a fee against your account, in addition to any loss sustained by the Fund(s), for any check payment returned to the Transfer Agent for insufficient funds.

If you place an order for a Fund’s shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern Time on any business day in accordance with their procedures, your purchase will be processed at the offering price calculated at 4:00 p.m. Eastern Time on that day, provided that the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. Eastern Time).  The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three (3) business days for the order.

Federal regulations require that you provide a certified taxpayer identification number whenever you open an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Trust will be required to withhold a percentage, currently 28%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.  A Fund also must withhold if the Internal Revenue Service (“IRS”) instructs it to do so, See the “Dividends and Tax Matters – Tax Considerations – Backup Withholding” section below.

FREQUENT/SHORT-TERM TRADING OR MARKET TIMING

The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent short-term or frequent trading (often described as “market timing”) in any of the Funds.  The policies and procedures are described below.

The Funds are not designed for professional market timing organizations, individuals, or entities using programmed or frequent exchanges or trades.  Frequent exchanges or trades may be disruptive to the management of the Funds and can raise their expenses.  Each Fund, through its principal underwriter, reserves the right to reject or restrict any specific purchase and exchange requests with respect to market timers and reserves the right to determine, in its sole discretion, that an individual, group or entity is or has acted as a market timer.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors.  A Fund’s investments in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”).  Arbitrage market timing may also be attempted in Funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded.  There is the
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Shareholder Information

possibility that arbitrage market timing, under certain circumstances, may dilute the value of a Fund’s shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Funds currently use several methods to reduce the risk of market timing.  These methods include: (i) committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing policy; and (ii) seeking the cooperation of financial intermediaries to assist the Funds in monitoring and identifying market timing activity.

Investors who place transactions through the same financial intermediary on an omnibus account basis may be deemed part of a group for the purpose of this policy and their orders may be rejected in whole or in part by a Fund.  The Funds, however, cannot always identify or detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity.

Some investors own their shares in the Funds through omnibus accounts at a financial institution.  In such cases, the Funds may not know the identity of individual beneficial owners of the Funds’ shares, and may not be able to charge a redemption fee to the individuals actually redeeming Fund shares.  However, the Funds review all trading activity on behalf of omnibus accounts.  If any abuses are suspected, the affected Fund will contact the intermediary to determine whether the Fund’s policy has been violated and if so, to take appropriate action to deter future abuses of the policy.  The Funds may permanently or for a specific period of time bar any such accounts from further purchases of Fund shares.  The Funds’ ability to impose restrictions and deter abuses with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

PREVENTATIVE MEASURES

The Funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of a Fund’s shares by a Fund’s shareholders.  It is the policy of the Funds that, in the event that a Fund or the Funds’ principal underwriter or financial intermediaries determines, in their sole discretion, that a shareholder is engaging in excessive or market timing activity that may be harmful to a Fund or its shareholders, a Fund may, in its discretion, take one of the following steps to stop such activity:  (i) notify the shareholder of the trading activity that has been deemed to be excessive or identified to be a market timing activity, and request that the shareholder not continue with such activity; (ii) require all future purchase and redemption instructions by such shareholder to be submitted via regular mail; or (iii) reject additional purchase or exchange orders by the offending shareholder.

HOW TO SELL SHARES

You may sell shares on any day the NYSE is open, either through your financial services firm or directly, through the Transfer Agent.  Financial services firms must receive your sell order before 4:00 p.m. Eastern Time, and are responsible for furnishing all necessary documentation to the Transfer Agent.

The Funds have fair value pricing procedures in place.  See the section entitled “Fair Valuation.”  By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. The Funds reserve the right to satisfy a redemption order by paying redemption proceeds with portfolio securities or non-cash assets for certain large orders.

The Quaker Funds typically send the sale proceeds on the next business day (a day when the NYSE is open for normal business) after the sell order is received, regardless of whether the sell order is made by check, wire or an automated clearing house transfer.  Under unusual circumstances, the Quaker Funds may suspend redemptions, or postponed payment for up to seven days, as permitted by federal securities law. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to seven calendar days.

Under normal circumstances, the Funds expect to meet redemption requests through the sale of investments held in cash equivalents.  In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests, a Fund will typically borrow money through the Funds’ interfund lending facility. Funds may also choose to sell portfolio assets for the purpose of meeting such requests.

TO SELL SHARES BY MAIL

By Mail

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
 Milwaukee, WI 53201-0701

For Overnight or Special Delivery

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan St., 3rd Floor
 Milwaukee, WI 53202-5207

The selling price of the shares being redeemed will be the Fund’s per share NAV next calculated after receipt of all required
FOR MORE INFORMATION PLEASE CALL 800-220-8888
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Shareholder Information

documents in “Good Order.”  “Good Order” means that the request must include:

1.	Your account number;
2.	The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;
3.	The signatures of all account owners exactly as they are registered on the account;
4.	Any required signature guarantees; and
5.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.
Payment of redemption proceeds will generally be made the next business day but no later than the seventh business day after the valuation date.

Signature Guarantees.  A signature guarantee of each owner, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

●	If ownership is being changed on your account;
●	When redemption proceeds are payable or sent to any person, address or bank account not on record;
●	Written requests to wire redemption proceeds (if not previously authorized on the account application);
●	If a change of address request was received by the Trust or Transfer Agent within 15 calendar days prior to the request for redemption; and
●	For all redemption requests in excess of $25,000.
Non-financial transactions including establishing or modifying certain services on an account may require signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Trust and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. The Trust reserves the right to waive any signature requirement at its discretion. Signature guarantees are designed to protect both you and the Trust from fraud. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the Securities Transfer Association Medallion Program, the Stock Exchanges Medallion Program and the NYSE, Inc. Medallion Signature Program.  A notary public is not an acceptable signature guarantor.

In an effort to decrease costs, each Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-220-8888 to request individual copies of these documents. Once a Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

TO SELL SHARES BY PHONE

You may redeem your shares in the Fund(s) by calling the Trust at 800-220-8888 unless you declined the telephone redemption option on your account application.  Redemption proceeds may be sent by check to your address of record, proceeds may be wired to your bank account, or funds may be sent via electronic funds transfer through the ACH network to your pre-designated account.  Wires are subject to a $15 fee paid by the investor, but there is no charge when proceeds are sent via the ACH system.  Credit is usually available within 2-3 days.

INVOLUNTARY REDEMPTIONS

Your account may be closed by the Trust if, because of withdrawals, its value falls below $2,000.  With respect to involuntary redemptions:

●	You will be asked by the Trust to buy more shares within 30 days to raise your account value above $2,000. If you do not do this, the Trust may redeem your account and send you the proceeds.
●	If you draw your account below $2,000 via the Systematic Withdrawal Plan (see “Account Services,” below), your account will not be subject to involuntary redemption.
●	Involuntary redemption does not apply to retirement accounts or accounts maintained by administrators in retirement plans.
●	No account will be closed if its value drops below $2,000 because of Fund performance, or because of the payment of sales charges.

HOW TO EXCHANGE SHARES

Generally, you may exchange your shares of the Funds for the same share class of any other Fund of the Trust without incurring any additional sales charges.  In addition, shareholders of Class A Shares of a Fund may exchange into Class A Shares of First American Retail Prime Obligations Fund and shareholders of Class C Shares of a Fund may exchange into Class C-A of First American Retail Prime Obligations Fund, without incurring any additional sales charges (Class A Shares and Class C-A Shares of First American Retail Prime Obligations Fund will be referred to herein as the “Money Market Account shares”).

Money Market Account shares are available only as an exchange option for a Fund’s shareholders.  Money Market Account shares acquired through an exchange may be exchanged back into a Fund’s shares without the imposition of an additional sales load.  Money Market Account shares are not offered by this Prospectus but are available through an arrangement with First American Funds.  Please contact the Trust or your financial professional to receive a prospectus for the Money Market Account.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
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Shareholder Information

An exchange involves the simultaneous redemption of shares of one Fund and purchase of shares of another Fund of the Trust at each Fund’s respective closing NAV next determined after a request for exchange has been received, and is a taxable transaction.  You may direct the Trust to exchange your shares by contacting the Trust at 800-220-8888 or by submitting a written request.  A written request must be signed exactly as your name appears on your account and it must provide your account number, number of shares or dollar amount to be exchanged, and the names of the Fund(s) to which the exchange will take place.

ACCOUNT SERVICES

You may select the following account services on your purchase application, or at any time thereafter, in writing.

●
Dividend Reinvestment.  Dividends are automatically reinvested unless you direct that your dividends be mailed to you or sent directly to your predetermined bank account.  A Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.  You may change the manner in which your dividends are paid at any time by writing or calling the Transfer Agent.  Changes to dividend reinvestment must be received five (5) days prior to record date in order to be applied to the current dividend.  If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund's current net asset value, and to reinvest all subsequent distributions.

●
Automatic Withdrawal Plan.  For accounts with a minimum of $10,000, you may order a specific dollar amount sale of shares at regular intervals (monthly, quarterly, semi-annually or annually).  The minimum is $50 per systematic withdrawal per payment.  You may elect to have your payment sent by check or proceeds can be electronically deposited via the ACH network to your personal bank account.  Instructions for establishing this service are included in the account application, or are available by calling the Trust.  Changes to automatic withdrawal plans must be received five (5) days prior to the desired effective date.  Payment will usually be made on the business day following the redemption of shares, but no later than the seventh day.  Credit for proceeds sent via the ACH network is available within 2-3 days.  Costs in conjunction with the administration of the plan are borne by the Funds.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The Systematic Withdrawal Plan may be terminated at any time by the Trust upon sixty (60) days written notice or by a shareholder upon written notice to the Funds.  Account applications and further details may be obtained by calling the Trust at 800-220-8888 or by writing to the Transfer Agent.

●
Automatic Investment Plan.  You may order a specific dollar amount purchase of shares (in amounts greater than $25) at regular intervals (monthly, quarterly, semi-annually or annually); with payments made electronically from an account you designate at a financial services institution.  Changes to automatic investment plans must be received five (5) days prior to the desired effective date.  You can take advantage of the plan by filling out the Automatic Investment Plan application included with this Prospectus.  You may only select this option if you have an account maintained at a domestic financial institution which is an ACH member for automatic withdrawals under the Plan.  The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so.  For more information, call the Funds’ Transfer Agent at 800-220-8888.

DIVIDENDS AND TAX MATTERS

Dividends and Distributions

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code.  As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you.  Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually.  Each Fund will distribute net realized capital gains, if any, at least annually, usually in December.  A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.  The Funds automatically reinvest all dividends and any capital gains, unless you direct them to do otherwise.

Annual Statements

Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns.  Distributions declared in December to shareholders of record of such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statements, the Funds make every effort to reduce the number of corrected forms mailed to you.  However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “Buying a Dividend.”  At the time you purchase your Fund shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund.  For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.  Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

FOR MORE INFORMATION PLEASE CALL 800-220-8888
46

Shareholder Information

Tax Considerations

Fund Distributions. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.  A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

Sale or Redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The Funds are required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis for shares purchased or acquired on or after January 1, 2012 (“covered shares”).  Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct a Fund to use a different calculation method.  Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.  This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding.  By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares.  A Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.- owned foreign investment accounts: (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends and Tax Matters” is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
47

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years or for the life of the class of shares of the Funds, as applicable.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  Unless otherwise noted, the selected financial information below is for the fiscal periods ending June 30 of each year.  The Funds’ financial highlights for the years ended June 30, 2017, 2016, 2015, 2014, and 2013 have been audited by Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available upon request.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
48

Financial Highlights

Quaker Event Arbitrage Fund
(For a Share Outstanding Throughout the Year)

	Class A
	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.71	$13.39	$ 14.07	$ 12.81	$11.93
Income from investment operations: Net investment income (loss)(1)	0.16	(0.01)	(0.04)	0.41	0.37
Net realized and unrealized gain (loss) on investments	1.21	(0.65)	0.21	0.93	0.65
Total from investment operations	1.37	(0.66)	0.17	1.34	1.02
Distributions to shareholders from:
Net investment income	(0.07)	—	(0.11)	(0.01)	(0.01)
Net realized capital gain	—	(1.02)	(0.74)	(0.07)	(0.13)
Total distributions	(0.07)	(1.02)	(0.85)	(0.08)	(0.14)
Net asset value, end of year	$13.01	$11.71	$ 13.39	$14.07	$12.81
Total Return(2)	11.70%	(4.33)%	1.38%	10.47%	8.70%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$12,548	$14,363	$31,817	$53,035	$35,232
Ratio of expenses to average net assets:
Expense before reduction(3)(4)	2.80%	2.41%	2.17%	2.15%	2.37%
Expense net of fee waivers, if any(3)(5)	1.99%	1.99%	1.99%	1.99%	1.99%
Ratio of net investment income (loss) to average net assets*:
Before waiver and expense reimbursement(3)	0.49%	(0.50)%	(0.47)%	2.85%	2.64%
After waiver and expense reimbursement(3)	1.30%	(0.08)%	(0.29)%	3.01%	3.02%
Portfolio turnover rate	326%	160%	237%	280%	186%

(1)   The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(4)
Expenses before reductions (excluding dividend and interest expense for securities sold short) were 2.78%, 2.40%, 2.16%, 2.14%, and 2.34% for the years ended June 30, 2017, 2016, 2015, 2014 and 2013, respectively.

(5)
Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 1.98%, 1.98%, 1.98%, 1.98%, and 1.96% for the years ended June 30, 2017, 2016, 2015, 2014 and 2013, respectively.

*     The net investment income (loss) ratios include dividends on short positions.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
49

Financial Highlights

Quaker Event Arbitrage Fund
(For a Share Outstanding Throughout the Year)

	Class C
	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.26	$13.01	$13.72	$12.57	$11.78
Income from investment operations: Net investment income (loss)(1)	0.06	(0.09)	(0.14)	0.30	0.28
Net realized and unrealized gain (loss) on investments	1.17	(0.64)	0.20	0.92	0.64
Total from investment operations	1.23	(0.73)	0.06	1.22	0.92
Distributions to shareholders from:
Net investment income	(0.02)	—	(0.03)	—	—
Net realized capital gain	—	(1.02)	(0.74)	(0.07)	(0.13)
Total distributions	(0.02)	(1.02)	(0.77)	(0.07)	(0.13)
Net asset value, end of year	$12.47	$11.26	$13.01	$13.72	$12.57
Total Return(2)	10.91%	(5.03)%	0.52%	9.72%	7.91%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$3,263	$4,576	$6,595	$6,555	$5,954
Ratio of expenses to average net assets:
Expense before reductions(3)(4)	3.55%	3.16%	2.92%	2.90%	3.12%
Expense net of fee waivers, if any(3)(5)	2.74%	2.74%	2.74%	2.74%	2.74%
Ratio of net investment income (loss) to average net assets*:
Before waiver and expense reimbursement(3)	(0.26)%	(1.25)%	(1.22)%	2.10%	1.89%
After waiver and expense reimbursement(3)	0.55%	(0.83)%	(1.04)%	2.26%	2.27%
Portfolio turnover rate	326%	160%	237%	280%	186%

(1)   The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(4)
Expenses before reductions (excluding dividend and interest expense for securities sold short) were 3.53%, 3.15%, 2.91%, 2.89%, and 3.09% for the years ended June 30, 2017, 2016, 2015, 2014, and 2013, respectively.

(5)
Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 2.73%, 2.73%, 2.73%, 2.73%, and 2.71% for the years ended June 30, 2017, 2016, 2015, 2014, and 2013, respectively.

* The net investment income (loss) ratios include dividends on short positions.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
50

Financial Highlights

Quaker Event Arbitrage Fund
(For a Share Outstanding Throughout the Year)

	Institutional Class
	Years Ended June 30,

	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.80	$13.46	$14.15	$12.86	$11.97
Income from investment operations: Net investment income (loss)(1)	0.19	0.02	(0.01)	0.44	0.40
Net realized and unrealized gain (loss) on investments	1.23	(0.66)	0.21	0.94	0.67
Total from investment operations	1.42	(0.64)	0.20	1.38	1.07
Distributions to shareholders from:
Net investment income	(0.08)	—	(0.15)	(0.02)	(0.05)
Net realized capital gain	—	(1.02)	(0.74)	(0.07)	(0.13)
Total distributions	(0.08)	(1.02)	(0.89)	(0.09)	(0.18)
Net asset value, end of year	$13.14	$11.80	$13.46	$14.15	$12.86
Total Return(2)	12.10%	(4.15)%	1.61%	10.77%	9.04%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$13,890	$14,953	$75,420	$59,474	$24,929
Ratio of expenses to average net assets:
Expense before reductions(3)(4)	2.55%	2.16%	1.92%	1.90%	2.12%
Expense net of fee waivers, if any(3)(5)	1.74%	1.74%	1.74%	1.74%	1.74%
Ratio of net investment income (loss) to average net assets*:
Before waiver and expense reimbursement(3)	0.74%	(0.25)%	(0.22)%	3.10%	2.89%
After waiver and expense reimbursement(3)	1.55%	0.17%	(0.04)%	3.26%	3.27%
Portfolio turnover rate	326%	160%	237%	280%	186%

(1)	The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(4)
Expenses before reductions (excluding dividend and interest expense for securities sold short) were 2.53%, 2.15%, 1.91%, 1.89%, and 2.09% for the years ended June 30, 2017, 2016, 2015, 2014, and 2013, respectively.

(5)
Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 1.73%, 1.73%, 1.73%, 1.73%, and 1.71% for the years ended June 30, 2017, 2016, 2015, 2014, and 2013, respectively.

*	The net investment income (loss) ratios include dividends on short positions.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
51

Financial Highlights

Quaker Global Tactical Allocation Fund
(For a Share Outstanding Throughout the Year)

	Class A
	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.95	$11.51	$10.46	$8.30	$7.12
Income from investment operations: Net investment income (loss)(1)	—	(0.14)	(0.11)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	0.67	(1.42)	1.16	2.24	1.27
Total from investment operations	0.67	(1.56)	1.05	2.16	1.18
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$10.62	$9.95	$11.51	$10.46	$8.30
Total Return(2)	6.73%	(13.55)%	10.04%	26.02%	16.57%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$1,706	$3,184	$5,707	$3,992	$3,856
Ratio of expenses to average net assets:
Expense before reductions(3)(4)	2.35%	2.42%	2.27%	2.19%	2.83%
Expense net of fee waivers, if any(3)	2.16%	2.42%	2.27%	2.19%	2.83%
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(3)	(0.15)%	(1.30)%*	(1.03)%*	(0.80)%*	(1.22)%*
After waiver and expense reimbursement(3)	0.04%	(1.30)%*	(1.03)%*	(0.80)%*	(1.22)%*
Portfolio turnover rate	184%	211%	125%	130%	484%

(1)     The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(4)	Ratio of expenses (excluding dividend and interest expense for securities sold short) were 2.41%, 2.25%, 2.15% and 2.83% for the years ended June 30, 2016, 2015, 2014 and 2013, respectively.

*	The net investment income (loss) ratios include dividends on short positions.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
52

Financial Highlights

Quaker Global Tactical Allocation Fund
(For a Share Outstanding Throughout the Year)

	Class C
	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.36	$10.91	$9.99	$7.98	$6.90
Income from investment operations: Net investment income (loss)(1)	(0.07)	(0.20)	(0.19)	(0.14)	(0.14)
Net realized and unrealized gain (loss) on investments	0.62	(1.35)	1.11	2.15	1.22
Total from investment operations	0.55	(1.55)	0.92	2.01	1.08
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$9.91	$9.36	$10.91	$9.99	$7.98
Total Return(2)	5.88%	(14.21)%	9.21%	25.19%	15.65%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$1,041	$1,497	$1,851	$2,093	$2,124
Ratio of expenses to average net assets:
Expense before reductions(3)(4)	3.10%	3.17%	3.02%	2.94%	3.58%
Expense net of fee waivers, if any(3)	2.91%	3.17%	3.02%	2.94%	3.58%
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(3)	(0.90)%	(2.05)%*	(1.78)%*	(1.55)%*	(1.97)%*
After waiver and expense reimbursement(3)	(0.71)%	(2.05)%*	(1.78)%*	(1.55)%*	(1.97)%*
Portfolio turnover rate	184%	211%	125%	130%	484%

(1)     The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(4)	Ratio of expenses (excluding dividend and interest expense for securities sold short) were 3.16%, 3.00%, 2.90% and 3.58% for the years ended June 30, 2016, 2015, 2014 and 2013, respectively.

*	The net investment income (loss) ratios include dividends on short positions.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
53

Financial Highlights

Quaker Global Tactical Allocation Fund
(For a Share Outstanding Throughout the Year)

	Institutional Class
	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.47	$13.23	$12.00	$9.49	$8.12
Income from investment operations: Net investment income (loss)(1)	0.03	(0.13)	(0.10)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on Investments	0.77	(1.63)	1.33	2.57	1.45
Total from investment operations	0.80	(1.76)	1.23	2.51	1.37
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$12.27	$11.47	$13.23	$12.00	$9.49
Total Return(2)	6.97%	(13.30)%	10.25%	26.45%	16.87%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$4,047	$2,058	$1,474	$1,240	$625
Ratio of expenses to average net assets:
Expense before reductions(3)(4)	2.10%	2.17%	2.02%	1.94%	2.58%
Expense net of fee waivers, if any(3)	1.91%	2.17%	2.02%	1.94%	2.58%
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(3)	0.10%	(1.05)%*	(0.78)%*	(0.55)%*	(0.97)%*
After waiver and expense reimbursement(3)	0.29%	(1.05)%*	(0.78)%*	(0.55)%*	(0.97)%*
Portfolio turnover rate	184%	211%	125%	130%	484%

(1)	The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(4)	Ratio of expenses (excluding dividend and interest expense for securities sold short) were 2.16%, 2.00%, 1.90% and 2.58% for the years ended June 30, 2016, 2015, 2014 and 2013, respectively.

*    The net investment income (loss) ratios include dividends on short positions.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
54

Financial Highlights

Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout the Year)

	Class A
	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$23.58	$24.78	$24.62	$18.99	$15.73
Income from investment operations: Net investment income (loss)(1)	(0.17)	(0.06)	(0.10)	(0.09)	(0.14)
Net realized and unrealized gain (loss) on investments	4.65	(1.14)	0.26	5.72	3.40
Total from investment operations	4.48	(1.20)	0.16	5.63	3.26
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$28.06	$23.58	$24.78	$24.62	$18.99
Total Return(2)	19.00%	(4.84)%	0.65%	29.65%	20.72%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$4,081	$4,057	$5,520	$5,724	$6,029
Ratio of expenses to average net assets	2.39%	2.17%	1.98%	2.03%	2.19%
Ratio of net investment income (loss) to average net assets	(0.66)	(0.26)%	(0.39)%	(0.42)%	(0.80)%
Portfolio turnover rate	28%	71%	49%	62%	47%

	Class C
	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.52	$21.73	$21.75	$16.91	$14.11
Income from investment operations: Net investment income (loss)(1)	(0.32)	(0.20)	(0.25)	(0.22)	(0.24)
Net realized and unrealized gain (loss) on investments	4.04	(1.01)	0.23	5.06	3.04
Total from investment operations	3.72	(1.21)	(0.02)	4.84	2.80
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$24.24	$20.52	$21.73	$21.75	$16.91
Total Return(2)	18.13%	(5.57)%	(0.09)%	28.62%	19.84%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$1,526	$1,565	$1,944	$2,086	$1,815
Ratio of expenses to average net assets	3.14%	2.92%	2.73%	2.78%	2.94%
Ratio of net investment income (loss) to average net assets	(1.41)%	(1.01)%	(1.14)%	(1.17)%	(1.55)%
Portfolio turnover rate	28%	71%	49%	62%	47%

(1)     The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
55

Financial Highlights

Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout the Year)

	Institutional Class
	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$24.81	$26.01	$25.77	$19.83	$16.39
Income from investment operations: Net investment income (loss)(1)	(0.11)	(0.00)^	(0.04)	(0.04)	(0.10)
Net realized and unrealized gain (loss) on investments	4.90	(1.20)	0.28	5.98	3.54
Total from investment operations	4.79	(1.20)	0.24	5.94	3.44
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$29.60	$24.81	$26.01	$25.77	$19.83
Total Return(2)	19.31%	(4.61)%	0.93%	29.95%	20.99%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$1,482	$1,283	$1,504	$2,216	$1,060
Ratio of expenses to average net assets	2.14%	1.92%	1.73%	1.78%	1.94%
Ratio of net investment income (loss) to average net assets	(0.41)%	(0.01)%	(0.14)%	(0.17)%	(0.55)%
Portfolio turnover rate	28%	71%	49%	62%	47%

(1)   The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

^	Amount is less than $0.005 per share.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
56

Financial Highlights

Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout the Year)

	Class A
	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.09	$24.15	$24.28	$19.50	$15.85
Income from investment operations: Net investment income (loss)(1)	(0.20)	(0.08)	(0.06)	(0.11)	0.09
Net realized and unrealized gain (loss) on investments	4.24	(2.26)	1.22	4.95	3.58
Total from investment operations	4.04	(2.34)	1.16	4.84	3.67
Distributions to shareholders from:
Net investment income	—	—	—	(0.06)	(0.02)
Net realized capital gain	—	(1.72)	(1.29)	—	—
Total distributions	—	(1.72)	(1.29)	(0.06)	(0.02)
Net asset value, end of year	$24.13	$20.09	$24.15	$24.28	$19.50
Total Return(2)	20.11%	(9.93)%	4.96%	24.83%	23.17%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$6,434	$6,431	$7,790	$8,512	$7,727
Ratio of expenses to average net assets	2.21%	1.93%	1.78%	1.83%	1.93%
Ratio of net investment income (loss) to average net assets	(0.89)%	(0.37)%	(0.26)%	(0.47)%	0.49%
Portfolio turnover rate	146%	119%	128%	176%	142%

	Class C
	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.19	$19.96	$20.43	$16.49	$13.49
Income from investment operations: Net investment income (loss)(1)	(0.30)	(0.19)	(0.20)	(0.23)	(0.04)
Net realized and unrealized gain (loss) on investments	3.41	(1.86)	1.02	4.17	3.04
Total from investment operations	3.11	(2.05)	0.82	3.94	3.00
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	(1.72)	(1.29)	—	—
Total distributions	—	(1.72)	(1.29)	—	—
Net asset value, end of year	$19.30	$16.19	$19.96	$20.43	$16.49
Total Return(2)	19.21%	(10.59)%	4.20%	23.89%	22.24%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$1,302	$1,477	$1,684	$1,806	$1,625
Ratio of expenses to average net assets	2.96%	2.68%	2.53%	2.58%	2.68%
Ratio of net investment income (loss) to average net assets	(1.64)%	(1.12)%	(1.01)%	(1.22)%	(0.26)%
Portfolio turnover rate	146%	119%	128%	176%	142%

(1)     The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
57

Financial Highlights

Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout the Year)

	Institutional Class
	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$21.17	$25.29	$25.30	$20.29	$16.50
Income from investment operations: Net investment income (loss)(1)	(0.15)	(0.03)	(0.00)^	(0.05)	0.13
Net realized and unrealized gain (loss) on investments	4.47	(2.37)	1.28	5.14	3.73
Total from investment operations	4.32	(2.40)	1.28	5.09	3.86
Distributions to shareholders from:
Net investment income	—	—	—	(0.08)	(0.07)
Net realized capital gain	—	(1.72)	(1.29)	—	—
Total distributions	—	(1.72)	(1.29)	(0.08)	(0.07)
Net asset value, end of year	$25.49	$21.17	$25.29	$25.30	$20.29
Total Return(2)	20.41%	(9.71)%	5.24%	25.13%	23.44%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$20,952	$24,642	$28,528	$27,868	$23,393
Ratio of expenses to average net assets	1.96%	1.68%	1.53%	1.58%	1.68%
Ratio of net investment income (loss) to average net assets	(0.64)%	(0.12)%	(0.01)%	(0.22)%	0.74%
Portfolio turnover rate	146%	119%	128%	176%	142%

(1)     The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

^       Amount is less than $0.005 per share.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
58

Financial Highlights

Quaker Strategic Growth Fund
(For a Share Outstanding Throughout the Year)

	Class A
	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$23.80	$26.55	$24.19	$19.31	$16.13
Income from investment operations: Net investment income (loss)(1)	(0.07)	(0.32)	(0.30)	(0.26)	(0.15)
Net realized and unrealized gain (loss) on investments	4.13	(2.43)	2.66	5.14	3.33
Total from investment operations	4.06	(2.75)	2.36	4.88	3.18
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$27.86	$23.80	$26.55	$24.19	$19.31
Total Return(2)	17.01%	(10.36)%	9.76%	25.27%	19.71%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$49,859	$57,159	$77,188	$87,053	$88,970
Ratio of expenses to average net assets:
Before expense reimbursements or recoveries(3)(4)	2.34%	2.30%	2.12%	2.15%	2.36%
After expense reimbursements or recoveries(3)(5)	2.22%	2.24%	2.24%	2.24%	2.24%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursements or recoveries(3)	(0.40)%	(1.34)%*	(1.06)%	(1.06)%	(0.98)%
After expense reimbursements or recoveries(3)	(0.28)%	(1.28)%*	(1.18)%	(1.15)%	(0.86)%
Portfolio turnover rate	185%	211%	149%	170%	294%

(1)     The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.

(4)	Expenses before reductions (excluding dividend and interest expense for securities sold short) were 2.29% for the year ended June 30, 2016.

(5)	Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 2.23% for the year ended June 30, 2016.

*       The net investment income (loss) ratios include dividends on short positions.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
59

Financial Highlights

Quaker Strategic Growth Fund
(For a Share Outstanding Throughout the Year)

	Class C
	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.72	$23.28	$21.37	$17.19	$14.47
Income from investment operations: Net investment income (loss)(1)	(0.23)	(0.44)	(0.43)	(0.37)	(0.25)
Net realized and unrealized gain (loss) on investments	3.58	(2.12)	2.34	4.55	2.97
Total from investment operations	3.35	(2.56)	1.91	4.18	2.72
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$24.07	$20.72	$23.28	$21.37	$17.19
Total Return(2)	16.17%	(11.00)%	8.94%	24.32%	18.80%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$12,687	$15,375	$20,140	$22,931	$22,968
Ratio of expenses to average net assets:
Before expense reimbursements or recoveries(3)(4)	3.09%	3.05%	2.87%	2.90%	3.11%
After expense reimbursements or recoveries(3)(5)	2.97%	2.99%	2.99%	2.99%	2.99%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursements or recoveries(3)	(1.15)%	(2.09)%*	(1.81)%	(1.81)%	(1.74)%
After expense reimbursements or recoveries(3)	(1.03)%	(2.03)%*	(1.93)%	(1.90)%	(1.62)%
Portfolio turnover rate	185%	211%	149%	170%	294%

(1)     The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.

(4)	Expenses before reductions (excluding dividend and interest expense for securities sold short) were 3.04% for the year ended June 30, 2016.

(5)	Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 2.98% for the year ended June 30, 2016.

*      The net investment income (loss) ratios include dividends on short positions.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
60

Financial Highlights

Quaker Strategic Growth Fund
(For a Share Outstanding Throughout the Year)

	Institutional Class
	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$24.82	$27.62	$25.10	$19.99	$16.66
Income from investment operations: Net investment income (loss)(1)	(0.01)	(0.27)	(0.25)	(0.21)	(0.11)
Net realized and unrealized gain (loss) on investments	4.31	(2.53)	2.77	5.32	3.44
Total from investment operations	4.30	(2.80)	2.52	5.11	3.33
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$29.12	$24.82	$27.62	$25.10	$19.99
Total Return(2)	17.32%	(10.14)%	10.04%	25.56%	19.99%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$9,005	$13,457	$66,521	$58,999	$45,851
Ratio of expenses to average net assets:
Before expense reimbursements or recoveries(3)(4)	2.09%	2.05%	1.87%	1.90%	2.11%
After expense reimbursements or recoveries(3)(5)	1.97%	1.99%	1.99%	1.99%	1.99%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursements or recoveries(3)	(0.15)%	(1.09)%*	(0.81)%	(0.81)%	(0.74)%
After expense reimbursements or recoveries(3)	(0.03)%	(1.03)%*	(0.93)%	(0.90)%	(0.62)%
Portfolio turnover rate	185%	211%	149%	170%	294%

(1)     The average shares outstanding method has been applied for per share information.

(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.

(4)	Expenses before reductions (excluding dividend and interest expense for securities sold short) were 2.04% for the year ended June 30, 2016

(5)	Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 1.98% for the year ended June 30, 2016.

*	The net investment income (loss) ratios include dividends on short positions.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
61

Privacy Policy

Your personal privacy is important.  At Quaker Investment Trust, including its subsidiaries and affiliated entities, we recognize that whether you are an existing customer or are considering a relationship with us, you have an interest in how we collect, retain and use information about you and your relationship with us.

We are committed to protecting your confidential information.  We do this by maintaining standards and procedures designed to prevent the accidental disclosure of such information and/or its misuse.  Our Customer Privacy Policy, which outlines how we accomplish the protection of your information, is set forth below.

I. INFORMATION COLLECTION

We may collect “non-public personal information” about you from the following sources:

●	Information we receive from you on account applications and other account forms you provide to us;
●	Information about your transactions with us, our affiliates, and other entities;
●	Information we receive from third parties, such as credit bureaus, the IRS, and others.
“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you.  For example, non-public personal information includes information regarding your account balance, shares held, which funds you own, your investment history, etc.

II. INFORMATION USE & SHARING WITH THIRD PARTIES

We are permitted under law to share information about our experiences or transactions with you or your account (such as your account balance, shares owned, and investment history) with affiliates.  We may also share additional information about you or your account (such as information we receive from account applications and other correspondence) with our affiliates.  We do not disclose information to our affiliates that does not directly relate to our or our affiliates’, experiences or transactions with your account.

We are also permitted under law to disclose non-public information about you to “non-affiliated third parties” in certain circumstances.  We may share certain kinds of customer information with these third parties solely to facilitate the offering, administration, collection and delivery of our services to you, and only under strictly controlled circumstances designed to protect the privacy of your information.  We require any non-affiliated third party with whom we share such information to execute our Confidentiality and Consumer Privacy Protection Agreement.  Under that agreement, those parties are not allowed to release, use for their own purposes, or sell, transfer or provide any customer information we share with them to any other party.

You should be aware that there may be occasions where we are legally required to disclose information about you, such as in response to a governmental or court order.

If you decide to close your account with us, we will continue to adhere to these privacy policies.  Lastly, we do not sell customer lists or individual customer information.

III. SECURITY STANDARDS

At Quaker Investment Trust and our affiliates, employee access to customer information is authorized for business purposes only and only for employees who need to know such information.

We regularly train our employees on privacy and privacy security, and we have established and continuously maintain standards and procedures to protect the privacy of your information.

When you use our on-line (Internet) products and services, we may collect information about you to personalize our services to you, but we do not share any such information or your email information to anyone other than our affiliates, unless compelled to do so under law.

IV. ACCURACY

We continually strive to maintain complete and accurate information about you and your accounts.  Should you ever believe that our records are inaccurate or incomplete, please call us immediately at 800-220-8888.  We will investigate your concerns and correct any inaccuracies.  We will also confirm to you the actions we have taken concerning your account.  You may also write to us at the Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., 3rd Floor, Milwaukee, Wisconsin 53202-5207.

FOR MORE INFORMATION PLEASE CALL 800-220-8888
62

How to Get More Information

Additional information about the Funds’ investments is available in its annual and semi-annual reports to shareholders.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.  The Funds’ Statement of Additional Information (“SAI”) contains more detailed information on all aspects of the Funds.  A current SAI, dated October 30, 2017, has been filed with the SEC and is incorporated by reference into this Prospectus.

To receive information without charge concerning the Funds or to request a copy of the SAI or the annual and semi-annual reports relating to the Funds, please contact the Trust at:

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
PO Box 701
Milwaukee, WI 53201-0701
800-220-8888

A copy of your requested document(s) will be mailed to you within three business days of your request.

The SAI and annual and semi-annual reports are also available, free of charge, on the Trust’s website at www.quakerfunds.com.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Information about the Funds is also available on the SEC’s EDGAR database on the SEC’s website (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Not all share classes of the Quaker Funds are qualified or registered for sale in all states.  Shares of the Funds may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.  Investors should inquire as to whether shares of the Funds are available for offer and sale in the investor’s state of residence.

Investment Company Act No. 811-06260

THE QUAKER® INVESTMENT TRUST

1180 W. SWEDESFORD RD., SUITE 150
BERWYN, PENNSYLVANIA 19312
(800) 220-8888

STATEMENT OF ADDITIONAL INFORMATION
October 30, 2017

This Statement of Additional Information pertains to the funds listed below, each of which is a separate series of Quaker Investment Trust (the “Trust”), an open-end investment management company. Each series of the Trust represents a separate portfolio of securities (each a “Fund” and collectively, the “Funds”).

Quaker Event Arbitrage Fund		Quaker Small-Cap Value Fund
Class A	QEAAX	Class A	QUSVX
Class C	QEACX	Class C	QSVCX
Class I	QEAIX	Class I	QSVIX

Quaker Global Tactical Allocation Fund		Quaker Strategic Growth Fund
Class A	QTRAX	Class A	QUAGX
Class C	QTRCX	Class C	QAGCX
Class I	QTRIX	Class I	QAGIX

Quaker Mid-Cap Value Fund
Class A	QMCVX
Class C	QMCCX
Class I	QMVIX

This Statement of Additional Information, which should be kept for future reference, is not a prospectus. It should be read in conjunction with the Prospectus’ of the Funds, dated October 30, 2017 (“Prospectus”). The Trust’s 2017 Annual Report to Shareholders is incorporated by reference into this Statement of Additional Information.

You may obtain a copy of the Prospectus, the Annual Report to Shareholders and the Semi-Annual Report to Shareholders free of charge and make shareholder inquiries by writing to Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by calling
800-220-8888.

INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

Investment Company Act No.
  811-06260

TABLE OF CONTENTS

FUND HISTORY	3
INVESTMENT STRATEGIES, RESTRICTIONS AND RISKS	3
INVESTMENT STRATEGIES	3
U.S. Government Securities	3
Municipal Obligations	3
U.S. Government Agency Securities	4
Repurchase Agreements	4
When-Issued Securities and Delayed-Delivery Transactions	4
Equity Securities	5
Short-Term Investments	5
Options	5
Futures Contracts and Related Options	5
Money Market Instruments	6
Registered Investment Companies	6
Real Estate Securities	6
Illiquid Securities	7
Master-Feeder Option	7
iShares Funds	7
Foreign Securities	7
Securities Lending	8
Special Situations	8
Reverse Repurchase Agreements	8
Exchange-Traded Funds	8
Corporate Debt Securities	9
Zero Coupon Securities	9
Lower Quality Debt Securities	9
INVESTMENT RESTRICTIONS	10
Fundamental Investment Restrictions	10
Non-Fundamental Investment Restrictions	11
PORTFOLIO TURNOVER	12
VALUATION OF INDIVIDUAL PORTFOLIO HOLDINGS	12
DISCLOSURE OF PORTFOLIO HOLDINGS	12
MANAGEMENT OF THE TRUST	14
BOARD OF TRUSTEES AND OFFICERS	14
Interested Trustees and Officers	14
Independent Trustees	14
Trustees’ Qualifications	15
Ownership of Fund Shares by Trustees	16
COMPENSATION OF TRUSTEES AND OFFICERS	16
Compensation of Trustees	16
Compensation of Officers	17
COMMITTEES OF THE BOARD	17
Audit Committee	17
Nominating Committee	18
VALUATION COMMITTEE	18
Valuation Committee	18
GOVERNANCE AND RISK DISCUSSION	18
Board Leadership	18
Risk Oversight	19
PRINCIPAL HOLDERS OF SECURITIES	19
INVESTMENT ADVISORY AND OTHER SERVICES	26
INVESTMENT ADVISER	26
Advisory Fees	26
INVESTMENT SUB-ADVISERS	27

PORTFOLIO MANAGERS	28
Compensation of Portfolio Managers	29
OTHER MANAGED ACCOUNTS OF PORTFOLIO MANAGERS (as of June 30, 2017)	30
Potential Conflicts of Interest	33
Specific Conflicts of Interest	33
PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION	35
Distributor	35
Distribution Plan (Rule 12b-1 Plans)	36
Shareholder Servicing Fees	37
CUSTODIAN	39
TRANSFER AGENT AND ADMINISTRATOR	39
LEGAL COUNSEL	40
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40
CODES OF ETHICS	40
PROXY VOTING POLICIES	40
REPORTS TO SHAREHOLDERS	40
BROKERAGE ALLOCATION	41
AFFILIATED BROKERAGE TRANSACTIONS	42
SHAREHOLDER INFORMATION	43
PURCHASES AND SALES THROUGH BROKERS	43
SALES CHARGE REDUCTIONS AND WAIVERS	43
Waivers of Front-End Sales Charges	43
REDEEMING SHARES	44
Redemptions In-Kind	44
NET ASSET VALUE, DIVIDENDS AND TAXES	45
NET ASSET VALUE	45
Suspension of the Determination of Net Asset Value	45
DIVIDENDS AND TAXES	45
Taxation of the Funds	45
Taxation of Fund Distributions	48
Distributions of Net Investment Income	48
Distributions of Capital Gains	49
Returns of Capital.	49
Qualified Dividend Income for Individuals	49
Dividends-Received Deduction for Corporations	49
Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation
of Portfolio Securities	50
Pass-Through of Foreign Tax Credits	50
U.S. Government Securities	50
Dividends Declared in December and Paid in January	50
Medicare Tax	50
Sales, Exchanges and Redemptions of Fund Shares	51
Tax Basis Information	51
Tax Treatment of Portfolio Transactions	53
Backup Withholding	57
Non-U.S. Investors	58
Effect of Future Legislation; Local Tax Considerations	61
PERFORMANCE INFORMATION	61
DESCRIPTION OF SHARES	61
Other Expenses	62
FINANCIAL STATEMENTS	62
EXHIBITS	63

FUND HISTORY

The Quaker Investment Trust (the “Trust”) is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated October 24, 1990, as amended and restated on May 13, 2009 and as further amended April 29, 2010. The Trust is an open-end investment company with five (5) series: Quaker Event Arbitrage Fund, Quaker Global Tactical Allocation Fund, Quaker Strategic Growth Fund, Quaker Mid-Cap Value Fund, and the Quaker Small-Cap Value Fund (each a “Fund”, and together, the “Funds”). Each Fund is “diversified,” which means that at least 75% of each Fund’s total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

INVESTMENT STRATEGIES, RESTRICTIONS AND RISKS

The investment objective and strategies of each Fund are described in the Prospectus under the “Investment Objectives, Strategies, Risks and Portfolio Holdings” heading. Set forth below is additional information with respect to the investment policies of each Fund.

The Funds are not intended as vehicles for trading in the futures, commodity options or swaps markets.  With respect to the Funds, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) and “commodity trading advisor” (“CTA”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO.  In addition, the Adviser is relying upon a related exclusion from the definition of CTA under the CEA and the rules of the CFTC. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or the Prospectus and this Statement of Additional Information (“SAI”).

INVESTMENT STRATEGIES

In addition to the primary investment securities in which each Fund invests as set forth in the Prospectus, each Fund may also invest in the following, to the extent that such investments do not violate an investment restriction described in the Prospectus or this SAI:

U.S. Government Securities. U.S. Government Treasury Bills, Treasury Notes, and Treasury Bonds (“U.S. Government Securities”) are direct obligations of the U.S. Government. As such, these instruments are generally considered to have the highest credit standing. Securities backed by the full faith and credit of the United States Government (direct obligations) carry minimal credit risk; shareholders are generally exposed only to interest rate risk.

Municipal Obligations. The term “Municipal Obligations” generally includes debt obligations issued to obtain funds for various public purposes, including, but not limited to, the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The interest paid on such obligations may be exempt from federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the securities of Municipal Obligations, both within a particular classification and between classifications.

For the purpose of diversification under the Investment Company Act of 1940, as amended (the “1940

Act”), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

Municipal lease obligations do not constitute general obligations of the municipality, but are ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has  no  obligation to  take special risks not  ordinarily associated with  Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the U.S. Securities and Exchange Commission (“SEC”) currently considers certain lease obligations to be illiquid. See “Illiquid Investments” for a description of the Trust’s policies in this regard.

U.S. Government Agency Securities. U.S. Government Agency Securities are securities issued by instrumentalities of the U.S. Government. Some of these securities are direct obligations of the U.S. Government, but those that are not still enjoy a very high degree of credit safety. However, if a U.S. Government Agency in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price could fall.

Repurchase Agreements. In a Repurchase Agreement, a Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repurchase Agreements entered into by any Fund must be collateralized by qualifying securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund, and the Fund may only enter into Repurchase Agreements with U.S. banks or qualifying broker/dealers, provided that the Fund’s custodian always has possession of the securities serving as collateral for the Repurchase Agreements or has proper evidence of book entry receipt of said securities.

When-Issued Securities and Delayed-Delivery Transactions. The Funds may purchase securities on a when-issued basis, and may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place at some future date. A Fund may enter into such transactions when, in the investment adviser’s opinion, doing so may secure an advantageous yield and/or price to  the Fund  that might otherwise be  unavailable. None of the Funds are limited on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, any Fund committing to such transactions will maintain a segregated account with its custodian consisting of cash, cash equivalents, or U.S. Government securities, in an amount equal to the aggregate fair market value of its commitments to such transactions.

Equity Securities. To the extent that such purchases do not conflict with a Fund’s principal investment objective(s), the Funds may invest in common stock, convertible preferred stock, straight preferred stock, and convertible bonds. Stocks held in the portfolio of a Fund will generally be traded on either the: NYSE, Arca, or the NASDAQ over-the-counter market.

Short-Term Investments. The Funds also may hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for Fund operating expenses. As a temporary defensive measure, each Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities, Repurchase Agreements, or money market instruments. When a Fund invests its assets in such securities as a temporary defensive measure, it will not be pursuing its stated investment objective.

Options. The Funds may invest in options and other derivative securities. Generally, an option contract gives the purchaser the right to acquire (call option) or sell (put option) a security at a predetermined price. Similarly, the seller/writer of an option contract may be obliged to sell (call option) or buy (put option) a security at a predetermined price. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, the Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid debt obligations sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits the Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues. It also will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

Futures Contracts and Related Options. To hedge against changes in securities prices or interest rates, the Funds may purchase and sell various kinds of futures contracts, and purchase and write call and put options on such futures contracts. Permissible futures contracts investments are limited to  futures on  various  equity securities and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona-fide hedging or other non-hedging purposes as permitted by regulations of the CFTC.

The Funds may only purchase or sell non-hedging futures contracts, or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Fund’s existing non-hedging futures and related non-hedging options positions, and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are “in the money”) does not exceed 5% of the market value of a Fund’s total assets. Otherwise, the Funds, with the exception of the Quaker Event Arbitrage Fund may invest up to 10% of their total assets in initial margins and premiums on futures and related options.

The Quaker Event Arbitrage Fund may invest without limit in initial margins and premiums on futures and related options.

Money Market Instruments. Money market instruments mature in thirteen (13) months or less from the date of purchase and include U.S. Government Securities, corporate debt securities, bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the investment adviser’s opinion. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. For temporary defensive purposes, an investment adviser may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund’s normal investment approach and invest up to 100% of the net assets of the Fund in these instruments.

Registered Investment Companies. Each Fund may invest up to 10% of the value of its total assets in securities of other investment companies. The Funds may invest in any type of investment company consistent with the Fund’s investment objective and policies. The Funds will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund’s total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s total assets, except that such restrictions shall not apply to investments in iShares Funds (as defined below). Notwithstanding the limitations described above, a Fund may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption or if such fees are paid, the Fund’s Adviser must waive its advisory fee in an amount necessary to offset the amounts paid. Investments in unregistered money market funds also are subject to certain other limitations as described in Rule 12d1-1 of the
1940 Act. To the extent the Funds invest in other investment companies, the shareholders of the Funds would indirectly pay a portion of the operating costs of those investment companies.

Real Estate Securities. The Funds may invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.

Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended (which may also be affected by changes in the value of the underlying property) and by changes in interest rates. REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for exemption from tax for distributed income under the Internal Revenue Code of 1986, as amended (the “Code”) and failing to maintain their exemptions from the Investment Trust Act of 1988, as amended. Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities.

Illiquid Securities. Each Fund, excluding the Quaker Event Arbitrage Fund may invest up to 10% of its net assets in illiquid securities. The Quaker Event Arbitrage Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven (7) days at approximately the price at which they are valued. Under the supervision of the Board of Trustees and the Adviser, each Fund’s Sub-adviser determines the liquidity of that Fund’s investments. Included within the category of illiquid securities are restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

Master-Feeder Option. Notwithstanding its other investment policies, each Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Trustees, the Fund’s shareholders will be given thirty (30) days prior notice of any such investment. There is no current intent to make such an investment.

iShares Funds. Each Fund may from time to time invest in the shares of each iShares series of iShares Trust and iShares, Inc. (collectively, the “iShares Funds”) in excess of the limitations of section 12(d)(1)(A) and (B) of the 1940 Act, subject to: (i) the conditions set forth in the exemptive order dated April 15, 2003, issued by the SEC to iShares Trust and iShares, Inc., on behalf of each iShares Fund; and (ii) the representations and obligations outlined in a certain Participation Agreement entered into, by and among the Trust, on behalf of each Fund, iShares Trust and iShares, Inc. iShares Trust and iShares, Inc. are registered investment companies, and shares of iShares Funds are listed and traded at market prices on national securities exchanges, such as NYSE- Arca. Market prices of iShares Funds’ shares may be different from their net asset value per share. Each iShares Fund is an “index fund” that seeks investment results that correspond generally to  the price and  yield performance, before fees and expenses, of a particular index. The value of iShares Fund shares is subject to change as the values of their respective component stocks fluctuate according to market volatility. A lack of liquidity in an iShares Fund could result in it being more volatile than their underlying securities portfolios. In addition, because of iShares Funds’ expenses, compared to owning the underlying securities directly, it may be more costly to own iShares Funds.

Foreign Securities. The Funds may invest in foreign securities, including depositary receipts of foreign-based companies, including companies based in developing countries. The Funds may engage in hedging transactions to reduce the currency risk of their investments. Foreign securities means any security the issuer of which is: (i) the government of a foreign country or of any political subdivision of a foreign country; or (ii) a corporation or other organization incorporated or organized under the laws of any foreign country, except an issuer of which: (A) more than 50% of the outstanding voting securities are held of record either directly or through voting trust certificates or depository receipts by residents of the United States; and (B) either: (1) the majority of the executive officers or directors of the issuer are U.S. citizens or residents; (2) more than 50% of the assets of the issuer are located in the U.S.; or (3) the business of the issuer is administered principally in the U.S. foreign securities include American Depositary Receipts (“ADRs”).

The Quaker Strategic Growth Fund, Quaker Mid-Cap Value Fund and Quaker Small-Cap Value Fund may each invest up to 25% of their net assets in foreign securities. The Quaker Event Arbitrage Fund and Quaker Global Tactical Allocation Fund may invest without limit in foreign securities.

The Quaker Event Arbitrage Fund may invest in foreign fixed income securities, in addition to the foreign equity securities described in the Prospectus. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

Securities Lending. Each Fund is authorized to lend securities from its investment portfolios, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions if it receives collateral in cash, U.S. Government Securities or other liquid investments which will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned domestic securities (including ADRs) and 105% of loaned foreign securities. The loans will be terminable at any time by a Fund and the relevant Fund will then receive the loaned securities within five days. During the period of such a loan, the Fund receives the income on the loaned securities and a loan fee and may thereby increase its total return. A Fund continues to receive interest or dividends on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, a Fund normally pays lending fees and related expenses from the interest or dividends earned on invested collateral. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. However, loans are made only to borrowers that are deemed by Quaker Funds, Inc. (the “Adviser”) to be of good financial standing. A Fund may invest cash collateral it receives in connection with a loan of securities in securities issued or guaranteed by the U.S. Government or irrevocable letters of credit that are marked to market daily, other high quality short-term debt instruments and money market instruments. For purposes of complying with each Fund’s investment policies and restrictions, collateral received in connection with securities loans will not be deemed an asset of a Fund unless otherwise required by law.

If a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, a Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

Special Situations. Each Fund may invest in special situations from time to time. A special situation arises when, in the opinion of Fund management, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of investing. To minimize these risks, the Quaker Global Tactical Allocation Fund will limit its investments to no more than 20% of its total net assets (valued at the time of investment).

Additionally, the Quaker Event Arbitrage Fund may invest as follows:

Reverse Repurchase Agreements. The Fund may borrow by entering into reverse repurchase agreements with  the same parties with  whom  it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. Reverse repurchase agreements involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in a loss to the Fund. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities. During that time, the Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of the Fund’s limitation on borrowing.

Exchange-Traded Funds. The Fund may take long and short positions in exchange-traded funds (“ETFs”) to hedge a particular or general risk identified by the Portfolio Manager that, in the opinion of the Portfolio Manager, can be hedged through that ETF. In addition, the Fund may invest in ETFs as an arbitrage strategy. The Fund may also invest in options on ETFs as a substitute for investing in or short selling the underlying ETF.

The Fund may invest in equity and bond ETFs, which include various index tracking products such as iShares, streetTracks and HOLDRs. iShares, streetTracks and HOLDRs are a fixed basket of approximately twenty stocks of  companies in  a  particular industry, sector or  other group.  These groups include biotech, business-to-business, internet, pharmaceutical, retail and telecommunications HOLDRs, among others.

The Fund may also invest in various sector exchange-traded funds such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, Utilities Select Sector Index. Additionally, the Fund may invest in new exchange-traded shares as they become available.

The principal risks associated with ETFs include the risk that the equity securities in an ETF will decline in value if the Fund holds a long position, or rise in value in the case of a short position, due to factors affecting the issuing companies, their industries, or the equity markets generally. They are also subject to special risks associated with the particular sector, currency, commodity or countries in which the ETF invests. Additionally, if the Fund’s portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

Corporate Debt Securities. Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor’s Ratings Services or Baa or higher by Moody’s Investors Service, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

Zero Coupon Securities. The Fund may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). Zero coupon securities involve risks that are similar to those of other debt securities, although the market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in  interest rates than interest-bearing securities having  similar maturities and credit qualities. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.

Lower Quality Debt Securities. The Fund may purchase lower quality debt securities, or unrated debt securities, that have poor protection of payment of principal and interest. These securities, commonly referred to as “junk bonds,” often are considered to be speculative and involve greater risk of default and of price changes due to changes in the issuer’s creditworthiness. Market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty that may follow periods of rising rates. While the market for junk bonds has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the junk bond market, especially during periods of economic recession. The Fund may invest in securities which are of lower quality or are unrated if the Adviser determines that the securities provide the opportunity of meeting the Fund’s objective without presenting excessive risk. The Adviser will consider all factors, which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends. To the extent that the Fund invests in lower quality securities, achievement of its investment objective may be more dependent on the Adviser’s credit analyses than is the case for higher quality bonds. While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

The market for lower quality securities may be thinner and less active than that for higher quality securities, which can adversely affect the prices at which these securities can be sold. If there is not an established retail secondary market and market quotations are not available, these securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing junk bonds than is the case for securities for which external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value these securities, and the Fund’s ability to dispose of these lower quality debt securities.

Lower quality securities present risks based on payment expectations. For example, junk bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser’s research and credit analysis are an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the Adviser attempts to identify those issuers of high- yielding securities whose financial condition is adequate to meet future obligations and has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

INVESTMENT RESTRICTIONS

The Funds (except where noted) have adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting securities of each Fund as defined in the 1940 Act. As provided in the 1940 Act, a vote of a “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund’s assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

Fundamental Investment Restrictions. As a matter of fundamental policy, no Fund is allowed to:

(1) issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure: (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets; or (b) in order to meet redemption requests, in amounts not exceeding 15% of its total assets; the Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

(2) invest for the purpose of exercising control or management of another issuer;

(3) purchase or sell commodities or commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, readily marketable securities issued by companies that invest in real estate or interests therein, as described in the Prospectus) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

(4) underwrite securities issued by others, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

(5) make short sales of securities or maintain a short position, except for: (a) outright short sales; and (b) short sales “against the box” as defined below:

Outright: an outright short sale involves the sale of securities not presently owned by the Fund. If the Fund does not purchase that security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer). At the time an outright short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender; and an

“Against the Box”: a short sale “against the box” means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released.

(6) participate on a joint or joint and several basis in any trading account in securities;

(7) make loans of money or securities, except that the Funds may: (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;

(8) under normal circumstances invest more than 25% of its total assets in the securities of companies engaged in a single industry. This restriction does not limit a Fund’s investments in: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) tax-exempt obligations issued by governments or political subdivisions of governments; or (iii) repurchase agreements collateralized by such obligations;

(9) each Fund is a “diversified company” as defined in the 1940 Act. This means that a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result: (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

Non-Fundamental Investment Restrictions. The following investment limitations are not fundamental, and may be changed without shareholder approval. As a matter of non-fundamental policy, no Fund is allowed to:

(1) invest more than 10% of its net assets in illiquid securities, with the exception of the Quaker Event Arbitrage Fund, which may invest up to 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others: (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale; (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven (7) days; and (c) repurchase agreements not terminable within seven (7) days;

(2) purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions.

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of a Fund’s sales or purchases of portfolio securities for the fiscal year (exclusive of purchases or sales of all securities whose maturities or expiration dates at the time of acquisition were one year or less) by the monthly average value of the securities in a Fund’s portfolio during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

The Funds will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it can be expected that the rate of portfolio turnover may be high. For each Fund’s last fiscal years ended June 30, 2016 and 2017, portfolio turnover rates were:

	Portfolio Turnover Rate
Name of Fund	2016	2017
Quaker Event Arbitrage Fund	160%	326%
Quaker Global Tactical Allocation Fund	211%	184%
Quaker Mid-Cap Value Fund	71%	28%
Quaker Small-Cap Value Fund	119%	146%
Quaker Strategic Growth Fund	211%	185%

VALUATION OF INDIVIDUAL PORTFOLIO HOLDINGS

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.  Please see the Prospectus for more details regarding fair valuation of securities.

Fixed income securities will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. The matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the investment adviser and other pricing sources deemed relevant by the pricing agent.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Adviser, Sub-advisers, principal underwriter, administrator, or any employees thereof (collectively, the “Fund Representatives”). The Funds’ overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Funds will not make available to anyone non-public information with respect to their portfolio holdings until such time as the information is made available to all shareholders or the general public.

These policies and procedures are also applicable to the Fund Representatives. Pursuant to the policy, the

Funds and the Fund Representatives are obligated to:

•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

•	Adopt safeguards and controls governing the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

Any requests for departures from this policy from clients, or from other third parties, must be authorized by the Chief Compliance Officer prior to disclosure. In certain jurisdictions it is prohibited by law to make available to some shareholders the Funds’ underlying portfolio positions unless all shareholders receive the same information. Providing such information to selected recipients could assist a person or entity in late trading of the Funds’ shares or allow them to engage in other detrimental trading techniques such as front running or short selling of the portfolio securities in the Funds.

There are general and other limited exceptions to this prohibition. Third parties that provide services to the Funds, such as trade execution measurement and reporting systems, personal securities transaction monitoring, proxy voting, the Funds’ custodian, administrator, accountants/auditors, legal counsel and executing brokers, may also receive or have access to non-public Fund portfolio holdings information. These parties, either by explicit agreement or by virtue of their duties, are required to maintain confidentiality and are required not  to  trade on  such information. The Adviser, the Sub-advisers and certain of their personnel have access to the Funds’ portfolio holdings in the course of providing advisory services to the Funds. In addition, between the 5th and 10th day after each month and calendar quarter end, the Funds may disclose their portfolio holdings to various rating organizations. No Fund or affiliated entity receives compensation or other consideration by virtue of disclosure of a Fund’s portfolio holdings.

Non-public portfolio information may be disclosed to other third parties provided that there is a legitimate business purpose for doing so and is approved by the Chief Compliance Officer and proper undertakings are obtained with respect to confidentiality and limited scope of use of the information.

The Adviser’s/Sub-advisers’ compliance staff conduct periodic reviews of compliance with the policy and, as appropriate, the Funds’ Chief Compliance Officer will report to the Board of Trustees regarding the operation of the policy, any material changes recommended as a result of such review and any material exceptions that have been granted under the policy, including an explanation of the legitimate business purpose that was served as a result of any such exception.

The Funds also disclose their complete portfolio holdings quarterly to the SEC using Form N-Q within sixty (60) days of the first and third quarter-ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter-ends of the Funds’ fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES AND OFFICERS

The business of the Funds is supervised by the Board of Trustees, who may exercise all powers not required by statute, the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), or the By-laws to be exercised by the shareholders. The Trustees stand in the position of fiduciaries to the Funds and their shareholders and, as such, they have a duty of due care and loyalty. The Trustees are responsible for managing the business and affairs of the Funds.

When appropriate, the Board of Trustees will consider separately matters relating to each Fund or to any class of shares of a Fund. The Board of Trustees elects the officers of the Trust and retains various companies to carry out Fund operations, including the investment advisers, custodian, administrator and transfer agent.

The following table provides information about the Trustees and Officers of the Trust, including each person’s experience as a Director or Trustee of other funds as well as other recent professional experience.

Interested Trustees and Officers
Name, Address and Year of Birth	Position(s) Held with the Trust	Serving as an Officer or Trustee of the Trust Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During Past 5 years(1)
Jeffry H. King, Sr.(2)(3) 1180 W. Swedesford Rd., Suite 150 Berwyn, PA 19312 (born 1942)	Trustee, Chairman of the Board	1996 – Present; 2007 – Present	Chief Executive Officer, Quaker Funds, Inc. (1996-Present).	5	Director, Fairview YMCA; Director, U.S. Navy League; Trustee, Hanna Investment Trust.
Laurie Keyes(3)(4) 1180 W. Swedesford Rd., Suite 150 Berwyn, PA 19312 (born 1949)	Treasurer and Trustee	1996 – Present	Chief Financial Officer, Quaker Funds, Inc. (1996-2013).	5	None
Justin Brundage(5) 1180 W. Swedesford Rd., Suite 150 Berwyn, PA 19312 (born 1970)	Secretary	2007 – Present	President, Quaker Funds, Inc.; Chief Operating Officer, Quaker Funds, Inc. (2005-Present).	N/A	N/A
Timothy E. Richards 1180 W. Swedesford Rd., Suite 150 Berwyn, PA 19312 (born 1965)	Chief Compliance Officer	2004 – Present	Chief Compliance Officer to Quaker Funds, Inc. (2003-Present); Chief Compliance Officer for the Quaker Investment Trust (2004 -Present).	N/A	N/A

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Serving as an Officer or Trustee of the Trust Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee (1)
James R. Brinton 1180 W. Swedesford Rd., Suite 150 Berwyn, PA 19312 (born 1954)	Trustee, Lead Independent Trustee	2002 – Present; 2007 – Present	President, Robert J. McAllister Agency, Inc. (a commercial insurance brokerage firm) (1979-Present).	5	None
Gary Edward Shugrue 1180 W. Swedesford Rd., Suite 150 Berwyn, PA 19312 (born 1954)	Trustee	2008 – Present	President and Chief Investment Officer, Ascendant Capital Partners (2001-Present).	5	Director, BHR Institutional Funds; Director, ACP Funds Trust .

Name, Address and Year of Birth	Position(s) Held with the Trust	Serving as an Officer or Trustee of the Trust Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee (1)

Warren West 1180 W. Swedesford Rd., Suite 150 Berwyn, PA 19312 (born 1956)	Trustee	2003 – Present	President, Greentree Brokerage Services, Inc. (1998-Present).	5	None
Everett T. Keech 1180 W. Swedesford Rd., Suite 150 Berwyn, PA 19312 (born 1940)	Trustee	2005 – Present	Chairman-Executive Committee, Technology Development Corp., (1997- Present); Affiliated Faculty, University of Pennsylvania (1998-Present); Chairman- Executive Committee, Advanced Training Systems International (2002-Present).	5	Director, Technology Development Corp.

(1)
Directorship of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”), (e.g., “public companies”) and investment companies registered under the 1940 Act.

(2)
Mr. King is considered to be an “interested person” of the Trust for purposes of the 1940 Act because he is the Chief Executive Officer and a controlling shareholder of Quaker Funds, Inc., the investment adviser to the Funds.

(3)	Mr. King and Ms. Keyes are husband and wife.
(4)
Ms. Keyes is considered to be an “interested person” of the Trust for purposes of the 1940 Act because she is the Trust’s Treasurer and a controlling shareholder of Quaker Funds, Inc., the investment adviser to the Funds.

(5)
Mr. Brundage is the son of Ms. Keyes. Mr. Brundage is considered to be an “interested person” of the Trust for purposes of the 1940 Act because he is the Trust’s Secretary and a shareholder of Quaker Funds, Inc., the investment adviser of the Funds.

Trustees’ Qualifications. Information on the Trust’s Trustees and officers appears in the chart above. Such information includes business activities of the Trustees during the past five years and beyond. The Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, that allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Trust’s investment manager, sub-advisers, other service providers, counsel and independent auditors; and to exercise business judgment in the performance of their duties as Trustees. Each Trustees’ ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting or public service positions; experience from service as a Board member of the Trust, other investment funds, public companies or non-profit entities or other organizations; and ongoing commitment and participation in Board and committee meetings throughout the years.

While there are no specific required qualifications for Board membership, the Board believes the specific background of each Trustee is appropriate to his or her serving on the Trust’s Board of Trustees. As indicated, Mr. King has extensive executive experience in the asset management and securities-related businesses; Ms. Keyes serves as a chief financial officer in the asset management business; Mr. Brinton is vice president of a commercial insurance brokerage firm; Mr. Shugrue is president and chief investment officer of a hedge fund advisory firm; Mr. West manages a securities brokerage firm; and Mr. Keech has more than 30 years of experience teaching at the Wharton School of the University of Pennsylvania and has executive experience in the private equity industry. The foregoing discussion and the Trustees and Officers chart above are included in this SAI pursuant to requirements of the U.S. Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee by reason thereof.

Ownership of Fund Shares by Trustees . Information relating to each Trustee’s ownership (including the ownership of his or her immediate family) in each Fund as of December 31, 2016 is set forth in the chart below.

Interested Trustees
Name	Fund Name	Dollar Range of Shares of Beneficial Interest of the Funds Beneficially Owned(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Fund Complex

Jeffry H. King, Sr.(1)	Quaker Global Tactical Allocation Fund Quaker Strategic Growth Fund Quaker Mid-Cap Value Fund Quaker Small-Cap Value Fund Quaker Event Arbitrage Fund	$10,001 - $50,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Laurie Keyes(1)	Quaker Global Tactical Allocation Fund Quaker Strategic Growth Fund Quaker Mid-Cap Value Fund Quaker Small-Cap Value Fund Quaker Event Arbitrage Fund	$10,001 - $50,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Independent Trustees
Name	Fund Name	Dollar Range of Shares of Beneficial Interest of the Funds Beneficially Owned	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Fund Complex

James R. Brinton	Quaker Global Tactical Allocation Fund Quaker Strategic Growth Fund Quaker Mid-Cap Value Fund Quaker Small-Cap Value Fund Quaker Event Arbitrage Fund	None Over $100,000 None Over $100,000 None	Over $100,000
Everett T. Keech	Quaker Global Tactical Allocation Fund Quaker Strategic Growth Fund Quaker Mid-Cap Value Fund Quaker Small-Cap Value Fund Quaker Event Arbitrage Fund	None $1 - $10,000 None None $10,001 - $50,000	$10,001 - $50,000
Gary Edward Shugrue	Quaker Global Tactical Allocation Fund Quaker Strategic Growth Fund Quaker Mid-Cap Value Fund Quaker Small-Cap Value Fund Quaker Event Arbitrage Fund	None None None None None	None
Warren West	Quaker Global Tactical Allocation Fund Quaker Strategic Growth Fund Quaker Mid-Cap Value Fund Quaker Small-Cap Value Fund Quaker Event Arbitrage Fund	None None $1 - $10,000 None $1 - $10,000	$1 - $10,000
(1)    Certain Fund shares noted are held jointly by Mr. King and Ms. Keyes.

COMPENSATION OF TRUSTEES AND OFFICERS

Compensation of Trustees. Each Independent Trustee receives compensation from the Funds. Interested Trustees are compensated by Quaker Funds, Inc., and do not directly receive compensation from the Funds. However, because Mr. King and Ms. Keyes are currently employed by Quaker Funds, Inc. and have the right to a share in the profits that Quaker Funds, Inc. earns by managing the Funds, they may receive indirect compensation from the Funds. Each Independent Trustee currently receives a total annual retainer of $25,000 for serving as a Trustee of the Trust.

The compensation tables below set forth the total compensation paid to the Trustees for the fiscal year ended June 30, 2017. The Trust has no pension or retirement benefits for any of the Trustees.

Name and Position(s) Held	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Estimated Annual Benefits upon Retirement	Compensation from the Fund(s) and Fund Complex Paid to Trustee
James R. Brinton Lead Independent Trustee	$25,000	N/A	N/A	$25,000
Warren West Independent Trustee	$25,000	N/A	N/A	$25,000
Jeffry H. King, Sr. Chief Executive Officer, Chairman and Interested Trustee	N/A	N/A	N/A	N/A
Laurie Keyes Treasurer and Interested Trustee	N/A	N/A	N/A	N/A
Everett T. Keech Independent Trustee	$25,000	N/A	N/A	$25,000
Gary E. Shugrue Independent Trustee	$25,000	N/A	N/A	$25,000

Compensation of Officers. Timothy E. Richards, the Chief Compliance Officer of the Trust, is the only other officer of the Trust who receives compensation from the Trust. For the fiscal year ended June 30, 2017 , Mr. Richards received $181,127 in compensation from the Trust.

COMMITTEES OF THE BOARD

During the fiscal year ended June 30, 2017 , the Trust held four (4) Board meetings. Each of the currently serving Trustees attended at least 75% of those Board meetings and also attended at least 66%  of  those committee meetings on which the Trustee serves as a member.

There are two standing committees of the Board of Trustees: Audit Committee and Nominating Committee.

Audit Committee. The members of the Audit Committee are: Messrs. Everett T. Keech (Chairperson of the Audit Committee), James R. Brinton, Gary E. Shugrue and Warren West. The Audit Committee operates pursuant to a charter adopted by the Board of Trustees. The purposes of the Audit Committee are to: (i) oversee the Funds’ accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Funds; (ii) oversee the Funds’ financial statements and the independent audit thereof; (iii) select, evaluate and, where deemed appropriate, replace the Funds’ independent registered public accountants (“independent auditors”); (iv) evaluate the independence of the Funds’ independent auditors; and (v) to report to the full Board of Trustees on its activities and recommendations. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit.  The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Funds’ shareholders. Each of the members of the Audit Committee have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. The Audit Committee met two (2) times during the past fiscal year.

Nominating Committee. The members of the Nominating Committee are: Messrs. James R. Brinton (Chairperson of the Nominating Committee), Everett T. Keech, Gary E. Shugrue and Warren West, each of whom is an Independent Trustee, and, as such, satisfies the independence requirements under Rule 10A-3 of the 1934 Act, as amended. The Nominating Committee operates pursuant to a charter adopted by the Board of Trustees. The purpose of the Nominating Committee is to recommend nominees for: (i) consideration as an independent trustee by the incumbent Independent Trustees of the Trust; and (ii) consideration as an interested trustee by the full Board of Trustees of the Trust. The Nominating Committee for the Trust met once during the past fiscal year.

The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Trustees and, in its sole discretion, may solicit names of potential candidates from Quaker Funds, Inc. The Nominating Committee’s process for evaluating a candidate generally includes a review of the candidate’s background and experience, and other due diligence. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would qualify as an independent trustee.

The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates to serve on the Board who, in its judgment, will serve the best interests of the Trust’s long-term shareholders and whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board. The Nominating Committee does not currently consider shareholder recommendations for nomination of trustees to the Board.

VALUATION COMMITTEE

Valuation Committee. The Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate.  The Valuation Committee is comprised of the Funds’ Chief Compliance Officer (who is an employee and Chief Compliance Officer of the Adviser), the Portfolio Manager of the Adviser and at least one Senior Officer of the Adviser. The Valuation Committee meets as necessary and held four (4) meetings during the last fiscal year.

GOVERNANCE AND RISK DISCUSSION

Board Leadership

Mr. King, who is an Interested Trustee, serves as the Chairman of the Board. The Board believes that it is beneficial to have a representative of fund management as its Chairman. Mr. King is Chief Executive Officer of the Adviser, the Trust’s investment manager, and oversees the day-to-day investment and business affairs affecting the Adviser and the Trust. Accordingly, his participation in the Board’s deliberations helps assure that the Board’s decisions are informed and are accurately communicated to and implemented by Fund management.

The Board has designated Mr. Brinton, one of the Trust’s Independent Trustees, to serve as the Lead Independent Trustee. The Lead Independent Trustee, in consultation with fund management, counsel and the other Trustees, participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. The Lead Independent Trustee also conducts meetings of the Independent Trustees. The Lead Independent Trustee also generally serves as a liaison between outside Trustees, the Chairman, Fund officers, and counsel, and is chairman of the Nominating Committee.

The Board is currently comprised of six Trustees. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue and debate, resulting in an effective decision-making body. The Board is comprised of Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board.

The Board has established an Audit Committee and a Nominating Committee, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

Risk Oversight

Among the Board’s general oversight and management functions is to oversee the risks of the Trust. The Trust’s Funds are subject to various risks, including investment, compliance, operational and valuation risks, among others. The Board addresses its risk oversight function through different Board and committee activities. For instance, the Board has delegated the day-to-day risk management and oversight function to the Adviser or, in certain cases (subject to the Adviser’s supervision) and depending on the nature of the risks, to other service providers. The Board, or a committee, reviews and evaluates reports from the Adviser or service providers regarding the risks faced by the Funds and regarding the service providers’ oversight and management of those risks. In addition to the delegation of the day-to-day risk management and oversight function, the committees of the Board allow the Trustees to quickly and efficiently consider risk matters and facilitate the oversight by the Trustees of the Funds’ activities and the risks related to those activities. The Board has also appointed a CCO who oversees the implementation and evaluation of the Funds’ compliance program. The CCO periodically reports to the Board regarding compliance matters in connection with the Funds’ activities and the services provided by the Adviser and other service providers.

PRINCIPAL HOLDERS OF SECURITIES

As of September 30, 2017, all Trustees and Officers of the Funds as a group owned beneficially or of record less than 1% of the outstanding securities of any class of any Fund, except as follows:

Fund	Class	Ownership
1. Quaker Mid-Cap Value Fund	Class I	25.31%
2. Quaker Event Arbitrage Fund	Class I	2.66%
3. Quaker Small-Cap Value Fund	Class I	2.90%
4. Quaker Strategic Growth Fund	Class I	4.86%

The following tables list the holders of record of five percent or more of the outstanding shares of each Fund as of September 30, 2017.  A shareholder that owns more than 25% of the shares of a Fund is a “control person” of that Fund.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management.

Event Arbitrage Fund

Class	Registration	% of Shares	Record or Beneficial
Class A	American Enterprise Investor Services 707 2nd Avenue S. Minneapolis, MN 55402-2405	13.03%	Record
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.13%	Record
	NFS LLC FEBO FMT CO CUST IRA SEPP FBO Donald S. Macrae 811 Jennings PL San Diego, CA 92106-2922	10.87%	Record
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	6.75%	Record
	LPL Financial Omnibus Customer Account Attn Lindsay O’Toole 4707 Executive Drive San Diego, CA 92121-3091	6.20%	Record
Class C	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	23.07%	Record
	NFS LLC FEBO NFS/FMTC Rollover IRA FBO Richard Gum 17 Lagoon Road Ocean City, NJ 08226-4445	9.87%	Record
Class I	LPL Financial Omnibus Customer Account Attn Lindsay O’Toole 4707 Executive Drive San Diego, CA 92121-3091	12.37%	Record
	NFS LLC FEBO Cathy M. Hopman Cathy M. Hopman TTEE 2002 Cipriano PL Lady Lake, FL 32159-9515	8.96%	Record

Class	Registration	% of Shares	Record or Beneficial
Foliofn Investments Inc. 8180 Greensboro Dr., Suite 800 McLean, VA 22102-3865	8.55%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.02%	Record

Global Tactical Allocation Fund

Class	Registration	% of Shares	Record or Beneficial
Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	20.19%	Record
	Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	5.56%	Record
Class C	Michael Fossell & Alice Fossell JTWROS 1208 Glendora Ave Glendora, NJ 08029-1372	6.82%	Beneficial
	U.S. Bank N.A. Cust. Gregory J Volpe IRA Rollover 102 Westminster Ave. Marlton, NJ 08053-1602	5.48%	Record
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.68%	Record
	Wells Fargo Clearing Services, LLC 2801 Market Street Saint Louis, MO 63103-2523	9.30%	Record
	Robert W. Baird & Co. Inc. 777 East Wisconsin Ave. Milwaukee, WI 53202-5300	5.69%	Record
Class I	Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	96.73%	Record

Mid-Cap Value Fund

Class	Registration	% of Shares	Record or Beneficial
Class A	MG Trust Company Cust. FBO The Quaker Funds Inc. 401K 717 17th Street. Suite 1300 Denver, CO 80202-3304	12.15%	Record
	NFS LLC FEBO State Street Bank TTEE NGSP FBO Raymond F. Ayala 1519 NW Adisyn Lane McMinnville, OR 97128-5930	20.85%	Record
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.64%	Record
	American Enterprise Investor Services 707 2nd Ave. S. Minneapolis, MN 55402-2405	9.04%	Record
Class C	NFS LLC FEBO Cullman Environmental Inc. P.O. Box 340 Cullman, AL 35056-0340	21.22%	Record
	Charles Schwab & Co. Inc. Special Custody Account for Bear Stearns Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	14.49%	Record
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.77%	Record
	Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	7.57%	Record
Class I	Jeffry H. King, Sr. & Laurie Keyes JTWROS 22120 Red Laurel Lane Estero, FL 33928-2975	16.25%	Beneficial
	U.S. Bank N.A. Cust. Laurie Keyes IRA 22120 Red Laurel Lane Estero, FL 33928-2975	16.25%	Record

Class	Registration	% of Shares	Record or Beneficial
Tyler Keyes Brundage Trust Justin Brundage TR Jeffrey King Sr. & Laurie Keyes TR 1450 Eaves Spring Dr. Malvern, PA 19355-8761	9.05%	Beneficial
Abigail Grace Brundage Trust Justin Brundage & Jeffrey King Sr. & Laurie Keyes TR 1450 Eaves Spring Dr. Malvern, PA 19355-8761	9.05%	Beneficial
Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	46.68%	Record
Merrill Lynch Pierce Fenner & Smith For Sole Benefit of its Customers 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	6.33%	Record

Small-Cap Value Fund

Class	Registration	% of Shares	Record or Beneficial
Class A	MG Trust Company Cust. FBO The Quaker Funds Inc. 401K 717 17th Street, Suite 1300 Denver, CO 80202-3304	10.45%	Record
	Jeffrey M. Graci & Karen T. Graci JTWROS 5001 Kimblewyck Lane Charlotte, NC 28226-6465	5.47%	Beneficial
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	37.20%	Record
	American Enterprise Investor Services 707 2nd Avenue S. Minneapolis, MN 55402-2405	6.73%	Record

Class	Registration	% of Shares	Record or Beneficial
	Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	5.93%	Record
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.76%	Record
	NFS LLC FEBO NFS/FMTC IRA FBO Clarke J. Alderman 72 Highland View Dr. Sutton, MA 01590-2974	5.09%	Record
Class C	Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	60.75%	Record
	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	6.45%	Record
	NFS LLC FEBO Jeffrey A. Rice Kathryn L. Rice 267 Dubs Church Rd. Hanover, PA 17331-8505	5.89%	Record
	Merrill Lynch Pierce Fenner & Smith For Sole Benefit of its Customers 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	5.42%	Record
Class I	Martha E. Ortiz & Robert H. Diamond JTWROS 1437 Flat Rock Rd. Penn Valley, PA 19072-1239	27.92%	Beneficial
	Richmond Heights Police & Fire Pension Fund 1330 S. Big Bend Blvd. Saint Louis, MO 63117-2202	26.14%	Beneficial
	U.S. Bank N.A. Cust. Theodore R. Aronson SEP IRA 230 S. Broad Street Fl 20 Philadelphia, PA 19102-4102	21.38%	Record

Class	Registration	% of Shares	Record or Beneficial
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	6.36%	Record

Strategic Growth Fund

Class	Registration	% of Shares	Record or Beneficial
Class A	MG Trust Company Cust. FBO Kades-Margolis 403B MBD 717 17th Street, Suite 1300 Denver, CO 80202-3304	6.19%	Record
	Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	26.66%	Record
	NFS LLC FEBO Robert C. Olsen 1000 Uptown Park Blvd. Apt 134 Houston, TX 77056-3247	22.61%	Record
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.85%	Record
Class C	NFS LLC FEBO NFS/FMTC ROTH IRA FBO Andrew D. Brown 10 Barclay Street Apt. 6C New York, NY 10007-2709	18.73%	Record
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.77%	Record
	Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	8.10%	Record
Class I	LPL Financial Omnibus Customer Account Attn Lindsay O’Toole 4707 Executive Dr. San Diego, CA 92121-3091	36.74%	Record

Class	Registration	% of Shares	Record or Beneficial
Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	13.84%	Record
NFS LLC FEBO Virginia Darrow Armand Maldonado 140 W. 16th St. Apt 1FW New York, NY 10011-6261	11.94%	Record
Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	6.99%	Record

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Founded in 1996 as a Pennsylvania Corporation, Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Funds and is located at 1180 W. Swedesford Rd., Suite 150, Berwyn, PA 19312. The Adviser is a Pennsylvania Corporation and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Mr. King and Ms. Keyes, who are husband and wife, and Mr. Brundage, who is the son of Ms. Keyes and the stepson of Mr. King, currently collectively own 100% of the equity interests in the Adviser.

The Adviser provides investment advisory services to each of the Funds pursuant to an Investment Advisory Agreement (“Advisory Agreement”). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of Sub-advisers, and performance monitoring. In addition, the Adviser furnishes periodic reports to the Board of Trustees of the Trust regarding the investment strategy and performance of each Fund. The Adviser employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund bears its own direct expenses such as legal, auditing and custodial fees.

Advisory Fees. Pursuant to the Advisory Agreement, the Funds compensate the Adviser for these services by paying the Adviser an annual advisory fee assessed against daily average net assets under management in each Fund as follows:

Name of Fund	Total Advisory and Subadvisory Fee Paid as a Percentage of Average Net Assets
Quaker Event Arbitrage Fund	0.49%
Quaker Global Tactical Allocation Fund	0.75%
Quaker Mid-Cap Value Fund	1.05%
Quaker Small-Cap Value Fund	0.96%
Quaker Strategic Growth Fund	0.92%

The Adviser has contractually agreed to waive its management fees and/or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses of the Quaker Event Arbitrage Fund (excluding 12b-1 fees) when they exceed 1.74% of the Fund’s average daily net assets (the “Annualized Expense Ratio”).  This agreement will continue in effect from October 30, 2017 to October 28, 2018.

In addition, the Adviser has contractually agreed to waive the lesser of 0.30% of its management fee and/or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses of the Quaker Global Tactical Allocation Fund (excluding 12b-1 fees) when they exceed 1.50% of the Fund’s average daily net assets (the “Annualized Expense Ratio”). This Agreement will continue in effect from October 30, 2017 to October 28, 2018.

Pursuant to each contractual agreement, any waivers and reimbursements made by the Adviser to the respective Fund are subject to recoupment by the Adviser, as applicable, within three (3) years following the time at which the Adviser waived fees and/or assumed expenses for the respective Fund, provided that such recoupment does not cause the Total Annual Fund Operating Expenses to exceed the Annualized Expense Ratio.  These agreements shall be terminated upon the termination of the Advisory Agreement or, with respect to the Fund, in the event of its merger or liquidation.

The following table provides the actual aggregate advisory fees paid by each Fund during the fiscal years ended June 30, 2017, 2016, and 2015.  Each class of each Fund pays its proportionate share of the advisory fees.

Name of Fund	Advisory Fee	2017	2016	2015
Quaker Event Arbitrage Fund	Accrued	$400,645	$929,280	$1,512,981
	(Waived)/Recouped	$(248,548)	$(298,982)	$(206,244)
	Paid	$152,097	$630,298	$1,306,737
Quaker Global Tactical Allocation Fund	Accrued	$68,922	$108,733	$100,483
	(Waived)/Recouped	$(13,792)	$0	$0
	Paid	$55,130	$108,733	$100,483
Quaker Mid-Cap Value Fund	Paid	$76,133	$78,082	$101,134
Quaker Small-Cap Value Fund	Paid	$304,604	$340,820	$372,531
Quaker Strategic Growth Fund	Accrued	$815,697	$1,537,363	$2,150,693
	(Waived)/Recouped	$(92,694)	$(70,047)	$190,791
	Paid	$723,003	$1,467,316	$2,341,484

INVESTMENT SUB-ADVISERS

The day-to-day investment management of each Fund rests with one or more Sub-advisers hired by the Trust, on behalf of the Funds, with the assistance of the Adviser.  The responsibility for overseeing the Sub-advisers rests with the Adviser. Each Sub-adviser is also responsible for the selection of brokers and dealers through whom transactions in the Fund’s portfolio investments will be effected. The subadvisory fees that have been negotiated with each Sub-adviser pursuant to each respective investment subadvisory agreement are set forth below. The following firms currently serve as Sub-advisers to the respective Funds:

AJO, LP, located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as Sub-adviser to Quaker Small-Cap Value Fund. AJO, LP is registered as an investment adviser with the SEC under the Advisers Act and provides investment advisory services to institutional clients. As of August 31, 2017, the firm had approximately $26.6 billion of assets under management. AJO, LP is controlled by Mr. Theodore R. Aronson due to the amount of his equity ownership in AJO, LP.

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”), located at 11150 Santa Monica Blvd, Suite 200, Los Angeles, California 90025, was founded in 2002 and serves as the Sub-adviser to Quaker Strategic Growth Fund. Los Angeles Capital is registered as an investment adviser with the SEC under the Advisers Act, and specializes in equity management. As of August 31, 2017, the firm had approximately $27.8 billion of assets under management. Los Angeles Capital is controlled by Thomas D. Stevens, Chairman and CEO and Hal W. Reynolds, Chief Investment Officer.

Kennedy Capital Management, Inc. (“Kennedy”), located at 10829 Olive Boulevard, Suite 100, St. Louis, Missouri 63141, serves as the Sub-adviser to Quaker Mid-Cap Value Fund. Founded in 1980, Kennedy is registered as an investment adviser with the SEC under the Advisers Act, and specializes in small and mid-cap domestic equities. As of August 31, 2017, the firm had approximately $5.4 billion of assets under management and it is approximately 100% employee owned.

The following table shows the fees payable to the respective Sub-advisers by the Adviser for investment subadvisory services rendered to each Fund managed by a Sub-adviser:

Name of Fund	Name of Sub-Adviser	Annual Fee Rate, as a percentage of average daily net assets

Quaker Strategic Growth Fund	Los Angeles Capital Management and Equity Research, Inc.
Sub advisory fees equal to an annual rate of:
0.40 % of the average daily net assets of the Fund on assets up to $25 million;

0.30 % of the average daily net assets of the Fund on the next $175 million; and

0.20 % of the average daily net assets of the Fund thereafter.

Quaker Mid-Cap Value Fund	Kennedy Capital Management, Inc.
Sub advisory fees equal to an annual rate of:
0.75 % of the average daily net assets of the Fund on assets up to $50 million; and

0.70 % of the average daily net assets of the Fund on assets above $50 million.

Quaker Small-Cap Value Fund	AJO, LP	Sub advisory fees equal to an annual rate of: 0.60%

PORTFOLIO MANAGERS

The following provides information regarding the Portfolio Managers identified in the Funds’ Prospectus: (1) the dollar range of the Portfolio Manager’s investments in each Fund; (2) a description of the Portfolio Manager’s compensation structure; and (3) information regarding other accounts managed by the manager and potential conflicts of interests that might arise from the management of multiple accounts.

INVESTMENTS IN EACH FUND (as of June 30, 2017)
NAME OF PORTFOLIO MANAGER	DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)

QUAKER EVENT ARBITRAGE FUND (Quaker Funds, Inc., Adviser)
Thomas Kirchner	$100,001 - $500,000
Paul Hoffmeister	$10,001 - $50,000

NAME OF PORTFOLIO MANAGER	DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)

QUAKER GLOBAL TACTICAL ALLOCATION FUND
(Quaker Funds, Inc., Adviser)
Thomas Kirchner	None
Paul Hoffmeister	None

QUAKER STRATEGIC GROWTH FUND
(Los Angeles Capital Management and Equity Research, Inc., Sub-Adviser)
Thomas D. Stevens, CFA	None
Daniel E. Allen, CFA	None
Kristin J. Ceglar, CFA	None

QUAKER MID-CAP VALUE FUND
(Kennedy Capital Management, Inc., Sub-Adviser)
Frank Latuda, Jr., CFA	None
Gary Kauppila, CFA	None

QUAKER SMALL-CAP VALUE FUND
(AJO, LP, Sub-Adviser)
Theodore R. Aronson	over $1,000,000
Stefani Cranston	$500,001 - $1,000,000
Gina Marie N. Moore	None
Gregory J. Rogers	None
Christopher J. W. Whitehead	$100,001 - $500,000

(1)
This column reflects investments in a Fund’s shares owned directly by a Portfolio Manager or beneficially owned by a Portfolio Manager (as determined in accordance with Rule 16a-1(a)(2) under the 1934 Act, as amended). A Portfolio Manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

Compensation of Portfolio Managers. The Portfolio Managers of the Adviser and Sub-advisers are compensated in the following manner.

AJO, LP

All Portfolio Managers are compensated through a fixed salary, equity-based cash distributions and merit-based cash bonuses that are awarded entirely for contributions to the firm. Each calendar year end, the managing principal of AJO, LP, in consultation with the other principals, determines the bonus amount for each Portfolio Manager. Bonuses can be a significant portion of a Portfolio Manager’s overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, LP, ownership percentage of the Portfolio Manager and overall contributions of the Portfolio Manager to the operations of AJO, LP. Portfolio Managers may also be awarded non-cash compensation in the form of increasing ownership in the firm.

Although many of the firm’s fee arrangements are performance-based, no individual’s compensation is directly tied to account performance or to the value of the assets held in particular funds, or even to firm-wide assets.

Los Angeles Capital

Los Angeles Capital’s portfolio managers participate in a competitive compensation program that is aimed at attracting and retaining talented employees with an emphasis on disciplined risk management, ethics, and compliance-centered behavior.  No component of Los Angeles Capital’s compensation policy or payment scheme is tied directly to the performance of one or more client portfolios or funds.

Each of Los Angeles Capital's portfolio managers receives a base salary fixed from year to year.  In addition, the portfolio managers participate in the firm’s profit sharing plan. The aggregate amount of the contribution to the firm’s profit sharing plan is based on overall firm profitability with amounts paid to individual employees based on their relative overall compensation. Each of the portfolio managers also are shareholders of the firm and receive compensation based on the firm’s overall profits. Ms.Ceglar is also eligible to receive a discretionary bonus from Los Angeles Capital.

Kennedy

Portfolio Manager compensation begins with base salary and is typically augmented by both quarterly and annual bonuses.  Quarterly investment performance bonuses are generally based upon the returns generated for client accounts relative to one or more identified benchmarks on a trailing one-year basis, and also relative to industry peers on a rolling three-year basis.  Other forms of variable compensation, including annual bonuses, are typically based on the achievement of certain goals (such as assets under management and investment performance) as well as subjective scoring.

In line with the way Kennedy Portfolio Managers are compensated, assistant Portfolio Managers at Kennedy receive a combination of fixed and variable pay.  Assistant Portfolio Managers may continue to perform research on stocks in one or more economic sectors, and may therefore be compensated in part by tracking a “shadow” portfolio designed to emulate the performance of clients’ accounts.

Quaker Funds, Inc.

The Portfolio Managers receive compensation based on a percentage of assets under management of the Fund, as well as a discretionary bonus determined by the Adviser.

OTHER MANAGED ACCOUNTS OF PORTFOLIO MANAGERS (as of June 30, 2017)

In addition to the management of the respective Funds, the Portfolio Managers also manage other accounts as summarized below.

Quaker Event Arbitrage Fund and Quaker Global Tactical Allocation Fund THOMAS KIRCHNER (Quaker Funds, Inc.)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	2	$34 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

PAUL HOFFMEISTER (Quaker Funds, Inc.)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Quaker Strategic Growth Fund DANIEL E. ALLEN, CFA (Los Angeles Capital)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	10	$3.22 billion	0	$0
Other Pooled Investment Vehicles	12	$5.19 billion	4	$3.08 billion
Other Accounts(1)	39	$15.07 billion	5	$8.23 billion

KRISTIN J. CEGLAR, CFA (Los Angeles Capital)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	4	$1.0 billion	1	$389 million
Other Accounts(1)	20	$9.45 billion	3	$4.59 billion

THOMAS D. STEVENS, CFA (Los Angeles Capital)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	14	$6.42 billion	1	$2.40 billion
Other Pooled Investment Vehicles	12	$5.19 billion	4	$3.08 billion
Other Accounts(1)	39	$15.07 billion	5	$8.23 billion

Quaker Mid-Cap Value Fund FRANK LATUDA, JR., CFA (Kennedy)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	3	$232.04 million	0	$0
Other Pooled Investment Vehicles	1	$26.47 million	0	$0
Other Accounts(1)	70	$1.18 billion	0	$0

GARY KAUPPILA, CFA (Kennedy)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	3	$232.04 million	0	$0
Other Pooled Investment Vehicles	1	$26.47 million	0	$0
Other Accounts(1)	66	$1.18 billion	0	$0

Quaker Small-Cap Value Fund THEODORE R. ARONSON (AJO, LP)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	13	$3.13 billion	2	$176.50 million
Other Pooled Investment Vehicles	19	$5.03 billion	4	$642.71 million
Other Accounts(1)	133	$19.56 billion	69	$9.65 billion

STEFANI CRANSTON (AJO, LP)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	13	$3.13 billion	2	$176.50 million
Other Pooled Investment Vehicles	19	$5.03 billion	4	$642.71 million
Other Accounts(1)	133	$19.56 billion	69	$9.65 billion

GINA MARIE N. MOORE (AJO, LP)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	13	$3.13 billion	2	$176.50 million
Other Pooled Investment Vehicles	19	$5.03 billion	4	$642.71 million
Other Accounts(1)	133	$19.56 billion	69	$9.65 billion

GREGORY J. ROGERS (AJO, LP)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	13	$3.13 billion	2	$176.50 million
Other Pooled Investment Vehicles	19	$5.03 billion	4	$642.71 million
Other Accounts(1)	133	$19.56 billion	69	$9.65 billion

CHRISTOPHER WHITEHEAD (AJO, LP)	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	13	$3.13 billion	2	$176.50 million
Other Pooled Investment Vehicles	19	$5.03 billion	4	$642.71 million
Other Accounts(1)	133	$19.56 billion	69	$9.65 billion

(1)	These are separately managed accounts of institutional or high net-worth investors for which the Portfolio Managers provide investment advice.

Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a Portfolio Manager who manages multiple funds and/or other accounts:

•
The management of multiple funds and/or other accounts may result in a Portfolio Manager devoting varying periods of time and attention to the management of each fund and/or other account. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

•
If a Portfolio Manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.

•
At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

•
With respect to securities transactions for the funds, the Adviser/Sub-advisers determine which broker to use to execute each order, consistent with its duty to seek best execution of  the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser/ Sub-adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser/Sub-adviser or their affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

•
The appearance of a conflict of interest may arise where the Adviser/Sub-adviser has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a Portfolio Manager has day-to-day management responsibilities.

The Adviser/Sub-advisers and the Funds have adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Specific Conflicts of Interest

Adviser

The Adviser does not manage separate accounts. The Adviser’s sole business is that of investment adviser to the various series of the Trust. There are no business activities unrelated to the Adviser’s responsibilities as investment adviser to the various series of the Trust. There may exist conflicts relating to allocation of marketing and sales resources, as well as regulatory oversight amongst the various Funds. For example, the Adviser may focus more marketing or sales resources on one or more portfolios for a specific period. Similarly, circumstances may require that the Adviser allocate more compliance resources to a certain Fund or Funds during certain periods, particularly during the relevant Fund’s annual advisory agreement renewal process or performance evaluation.

The Adviser has not identified any material conflicts between the Funds and other accounts managed by the Portfolio Managers. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and the other accounts. The management of the Fund and the other accounts may result in unequal time and attention being devoted to the Fund and the other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the Portfolio Manager could favor one account over another, particularly when one account pays a performance fee. Further, a potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of the other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the Portfolio Manager is favoring one investment vehicle over another.

AJO, LP

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund alongside other accounts. For example, Portfolio Managers may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts advised by the Portfolio Managers. Differences between accounts may lead to additional conflicts — accounts may differ in terms of fee structure (fixed versus performance-based), size (and, hence, absolute fee), restrictions or investment strategy.

AJO, LP has policies and procedures in place to mitigate potential conflicts of interest. For example, AJO, LP’s fixed-fee schedules are standardized and all discretionary fixed-fee accounts of similar size and similar mandate are subject to AJO, LP’s most-favored-nation fee policy. Investment opportunities and aggregated trades are both subject to policies requiring fair treatment across accounts, without regard to account size or fee type. All material conflicts are disclosed in AJO, LP’s Form ADV.

Los Angeles Capital

Los Angeles Capital has implemented policies and procedures, including brokerage and trade allocation policies and procedures, which Los Angeles Capital believes address the potential for conflicts of interest associated with managing portfolios for multiple clients to ensure that all clients are treated equitably and fairly over time. Client accounts are managed independent of one another in accordance with client specific mandates, restrictions, and instructions as outlined in the investment management agreement.  This can result in investment positions or actions taken for one client account that differ from those taken in another client account. Conflicts of interest may arise to the extent Los Angeles Capital takes a short position in an investment that at the same time is owned or being purchased long for another client account. While each client account is managed individually, Los Angeles Capital will, at any given time, purchase and/or sell the same securities for a number of accounts.

When appropriate, Los Angeles Capital will aggregate trades in the same securities for many accounts. As there are a number of variables that can influence this decision, including but not limited to, liquidity, client trading directives, regulatory limitations, cash flows, etc., aggregating client orders in a block transaction is determined on a case by case basis. Clients participating in an aggregated transaction will receive the same execution price per share, which will reflect the average of multiple prices if the order was executed in multiple trades. Accounts participating in an aggregated trade will be charged a pro-rata share of the total commission charges. However, where a client has specified directed brokerage or a specific order strategy (e.g., market on close), such transactions may not be aggregated with other orders and may result in commission rates and execution prices that differ from those obtained in an aggregated transaction. In addition, aggregated trades that are partially filled will generally be allocated on a pro-rata basis, subject to minor variations in some cases as directed by the broker such as round lot requirements.

Los Angeles Capital’s portfolio managers may manage accounts that are charged a performance based fee alongside accounts with standard asset based fee schedules. While performance based fee arrangements may be viewed as creating an incentive to favor certain accounts over others in the allocation of investment opportunities. Los Angeles Capital has designed and implemented procedures reasonably designed to ensure that all clients are treated fairly and equally, and to prevent conflicts from influencing the allocation of investment opportunities.

Los Angeles Capital regularly rotates the order for the trading of U.S. strategy accounts and non U.S. strategy accounts. Given the number of different strategies, the customization of guidelines and turnover in accounts, the weekly trade lists for accounts vary from one account to the next. In a typical week, Los Angeles Capital will begin trading its U.S. strategy accounts followed by its non U.S. strategy accounts. While most accounts are traded weekly, some strategies are traded less frequently. Los Angeles Capital endeavors to complete the rebalancing of accounts to be traded within a trading week using alphas generated at the start of the trading week. Los Angeles Capital’s proprietary accounts may be traded in rotation with client accounts or on a particular day of the week depending on liquidity, size, model constraints and resource constraints. Los Angeles Capital’s proprietary accounts are invested in liquid securities. Investment personnel of Los Angeles Capital or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

Kennedy

Within Kennedy’s mid cap value strategy, Mr. Latuda manages a number of separately managed accounts and also manages a commingled vehicle as well as two model portfolios. In addition, Mr. Latuda manages separate accounts for the firm in an all cap value strategy, a small cap value strategy and a SMID cap value strategy. Certain conflicts may arise as the result of an account’s size, client-imposed restrictions or fee schedule. Investment opportunities are allocated fairly among clients within each strategy managed by Mr. Latuda pursuant to Kennedy’s internal policies and procedures, which also extends to its brokerage practices.

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION

Distributor. Foreside Fund Services, LLC (“Foreside”), located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Trust’s distributor. As the distributor, it has agreed to use reasonable efforts to distribute each Fund’s classes of shares.

Pursuant to the Distribution Agreement between Foreside and the Trust, Foreside receives the sales load on sales of Class A and Class C Shares of the Funds and reallows a portion of the sales load to broker-dealers. Foreside also oversees the payment of distribution fees made pursuant to the Funds’ Rule 12b-1 Distribution Plans for Class A and Class C Shares described below. There is no Rule 12b-1 distribution plan for Institutional Class Shares of the Funds. The Distribution Agreement may be terminated at any time upon sixty (60) days’ written notice, without payment of a penalty, by Foreside, by vote of a majority of the outstanding class of voting securities of the affected Fund, or by vote of a majority of the Board of Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Agreement. The Distribution Agreement will terminate automatically in the event of its assignment.

Pursuant to the Distribution Agreement, Foreside facilitates the registration of the Funds’ shares under state Blue Sky laws and assists in the sale of shares. The shares of the Funds are continuously offered by Foreside. Foreside is not obligated to sell any specific number of shares of the Funds but has undertaken to sell such shares on a best efforts basis.

Foreside from time to time may reallow all or a portion of the sales charge on Class A Shares to individual selling dealers. The aggregate dollar amount of underwriting commissions and the amount retained by Foreside, as of June 30, 2017, is as follows:

	Class A Shares
	2017		2016		2015
Fund	Aggregate	After Reallowance	Aggregate	After Reallowance	Aggregate	After Reallowance
Quaker Event Arbitrage Fund	$33,347.20	$3,506.01	$11,469.20	$1,299.99	$14,502.99	$1,340.49
Quaker Global Tactical Allocation Fund	$361.26	$36.29	$14,415.17	$1,794.70	$8,098.70	$846.74
Quaker Mid-Cap Value Fund	$686.14	$67.45	$609.06	$61.79	$202.27	$18.21
Quaker Small-Cap Value Fund	$143.65	$14.52	$923.19	$92.99	$2,603.27	$233.42
Quaker Strategic Growth Fund	$7,014.56	$718.40	$20,691.56	$2,188.43	$44,486.01	$4,501.10

Distribution Plan (Rule 12b-1 Plans). The Trust has adopted distribution plans under Rule 12b-1 of the 1940 Act (the “Plans”), whereby a Fund may make payments and bear expenses related to distribution of the Fund’s Class A and Class C Shares. The Plans are compensation plans that provide for payments at an annual rate of up to: (i) 0.25% of the average daily net asset value of Class A Shares of each Fund; and (ii) 1.00% (of which 0.25% is a service fee) of the average daily net asset value of Class C Shares of each Fund. There is no 12b-1 fee on Institutional Class Shares.

The Plans permit each Fund to compensate Foreside, the Adviser and others in connection with activities intended to promote the sale of each class of shares of each Fund (except for Institutional Class Shares) up to the maximum rate permitted by the Plans, regardless of the actual expenses incurred. Expenditures under the Plans may consist of: (i) commissions to  sales personnel for selling Fund  shares; including travel, entertainment and business development expenses; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with Foreside in the form of a Dealer Agreement for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to  the Funds;  (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds’ Prospectus and Statement of Additional Information for distribution to potential investors; (vii) website maintenance fees; (viii) interest on loan; (ix) bank fees; (x) temporary help; (xi) telephone; (xii) Raymond James Wrap Program; (xiii) consulting/research; (xiv) consulting/research fee; (xv) Class A Shares trailer commission; (xvi) Class C Shares debt servicing; (xvii) Class C Shares trailer commissions; and (xviii) other activities that are reasonably calculated to result in the sale of shares of the Funds.

A portion of the fees paid to Foreside, the Adviser and/or others pursuant to the Plans, not exceeding 0.25% annually of the average daily net assets of each Fund’s shares, may be paid as compensation for providing services to each Fund’s shareholders, including assistance in connection with inquiries related to shareholder accounts (the “Service Fees”). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of Foreside, such as services to each Fund’s shareholders; services providing each Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; services permitting more efficient methods of purchasing and selling shares; or transmission of orders for the purchase or sale of shares by computerized tape or other electronic equipment; or other processing.

The Board of Trustees has concluded that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Trustees will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees will conduct an additional review annually in determining whether the Plans should be continued. Continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting separately on behalf of each Fund and Class and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs that a Fund may bear pursuant to the applicable Plan without approval of the shareholders of the affected class of shares of each Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting separately on behalf of each Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while each Plan is in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” A Plan may be terminated at any time by vote of a majority of the Fund Trustees or a majority of the outstanding shares of the class of shares of the affected Fund to which the Plan relates.

Total dollar amounts paid, including amounts reimbursed to the Fund by the Adviser, by each of the Funds pursuant to the Plans for the fiscal year ended June 30, 2017 are as follows:

NAME OF FUND	CLASS A	CLASS C
Quaker Event Arbitrage Fund	$34,518	$38,974
Quaker Global Tactical Allocation Fund	$5,902	$12,601
Quaker Mid-Cap Value Fund	$10,594	$15,758
Quaker Small-Cap Value Fund	$16,942	$14,664
Quaker Strategic Growth Fund	$134,927	$140,193

Amounts spent on behalf of each of the Funds on various items pursuant to the Plans during the fiscal year ended June 30, 2017 are as follows:

Class A Shares

Name of Fund	Advertising	Printing & Mailing of Prospectuses to Other Than Current Shareholders	Compensation to Underwriters	Compensation to Broker-Dealers	Compensation to Sales Personnel	Interest, Carrying, or Other Financing Charges	Other*
Quaker Event Arbitrage Fund	$0	$0	$7,671	$40,246	$14,606	$0	$5,065
Quaker Global Tactical Allocation Fund	$0	$0	$1,266	$7,201	$3,677	$0	$126
Quaker Mid-Cap Value Fund	$0	$0	$2,355	$11,382	$5,237	$0	$234
Quaker Small-Cap Value Fund	$0	$0	$3,756	$16,426	$6,282	$0	$373
Quaker Strategic Growth Fund	$0	$0	$29,582	$140,489	$54,679	$0	$2,993

Class C Shares

Name of Fund	Advertising	Printing & Mailing of Prospectuses to Other Than Current Shareholders	Compensation to Underwriters	Compensation to Broker-Dealers	Compensation to Sales Personnel	Interest, Carrying, or Other Financing Charges	Other*
Quaker Event Arbitrage Fund	$0	$0	$2,111	$44,164	$0	$0	$1,200
Quaker Global Tactical Allocation Fund	$0	$0	$687	$17,016	$0	$0	$68
Quaker Mid-Cap Value Fund	$0	$0	$872	$17,252	$0	$0	$87
Quaker Small-Cap Value Fund	$0	$0	$805	$16,566	$0	$0	$80
Quaker Strategic Growth Fund	$0	$0	$7,662	$165,368	$0	$0	$866

*	The category designated as “Other” includes fees paid in connection with dealer services and wholesaler activities.

Shareholder Servicing Fees.  Pursuant to a Shareholder Service and Processing Plan (the “Shareholder Servicing Plan”) adopted by the Trust on behalf of the Funds, the Adviser is authorized to engage financial institutions, securities dealers and other industry professionals (“Shareholder Servicing Agent”) to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Funds. Payments made pursuant to the Shareholder Servicing Plan shall not exceed 0.20% of the average daily net asset value of a Fund’s share Class.

Payments of the shareholder servicing component of the fee shall be used to compensate Shareholder Servicing Agents for providing general shareholder liaison services, including, but not limited to: (i) answering inquiries from shareholders regarding account status and history, the manner in which purchases and redemptions of the Fund shares may be effected, and other matters pertaining to the Funds; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) arranging for wiring of funds and transmitting and receiving funds in connection with orders to purchase or redeem Fund shares; (iv) verifying and guaranteeing shareholder signatures in connection with orders to purchase or redeem Fund shares; (v) providing such other similar services related to the maintenance of shareholder accounts; and (vi) providing necessary personnel and facilities to conduct the activities described above.

Payment of the processing component of the fee shall be used to compensate Shareholder Servicing Agents for serving as agents of the Trust for the limited purpose of accepting orders to purchase or redeem Fund shares of the applicable Class and the provision of processing and administrative services on behalf of such Class, including, but not limited to:  (i) aggregating and processing purchase, exchange and redemption requests and placing net purchase and redemption orders with the Fund’s transfer agent or distributor; (ii) processing dividend payments from the Fund on behalf of shareholders; (iii) providing sub-accounting for Fund shares held of record by the Shareholder Servicing Agent that are beneficially owned by shareholders or the information necessary for such sub-accounting; (iv) transmitting, on behalf of the Fund, proxy statements, shareholder reports, Prospectuses, dividend and tax notices and other communications from the Fund to the beneficial owners of Fund shares (other than marketing materials pursuant to a Rule 12b-1 plan); (v) receiving, tabulating and transmitting to the Fund or the Fund’s designated proxy agent proxies executed by shareholders with respect to shareholder meetings; (vi) providing periodic statements showing account balances and, to the extent practicable, integrating such information with other transactions otherwise effected by the Shareholder Servicing Agent; (vii) furnishing (either separately or on an integrated basis with other reports sent to an account by a Shareholder Servicing Agent) monthly and annual statements and confirmations of all purchases and redemptions of Fund shares; (viii) providing such other similar services as the Trust or the Adviser may request; and (ix) providing necessary personnel and facilities to conduct the processing services described above. The Funds may reimburse the Adviser for expenses advanced by the Adviser on behalf of the Funds in connection with the Shareholder Servicing Plan.

During the fiscal year ended June 30, 2017, the Funds paid the following Shareholder Servicing Agents for providing shareholder services:

Ameriprise Financial Services, Inc.
Charles Schwab & Co., Inc.
LPL Financial Corporation
Merrill Lynch
MSCS Financial Services LLC
National Financial Services, LLC
Pershing LLC
Raymond James Financial Services
RBC Capital Markets LLC
TD Ameritrade
UBS Financial Services, Inc.
Vanguard Advisers, Inc.
Wells Fargo Advisors LLC

The amounts each Fund paid under the Shareholder Servicing Plan, including amounts reimbursed to the Adviser, during the fiscal years indicated are shown below:

	Shareholder Servicing Fees Paid During Fiscal Years Ended June 30,
Fund Name	2017	2016	2015
Quaker Event Arbitrage Fund	$48,669	$95,370	$115,020
Quaker Global Tactical Allocation Fund	$6,185	$8,862	$7,749
Quaker Mid-Cap Value Fund	$7,238	$8,474	$9,107
Quaker Small-Cap Value Fund	$11,772	$13,554	$15,216
Quaker Strategic Growth Fund	$81,917	$136,506	$187,615

CUSTODIAN

Pursuant to a custody agreement between the Funds and U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Funds’ assets, holds the Funds’ portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.

TRANSFER AGENT AND ADMINISTRATOR

U.S. Bancorp Fund Services, LLC (“USBFS”), located at 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202-5207, serves as the Fund’s transfer, dividend paying, and shareholder servicing agent.

USBFS, subject to the supervision of the Board of Trustees, provides certain services pursuant to an agreement with the Trust (“Transfer Agent Servicing Agreement”). USBFS maintains the  records  of each  shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and  redemptions of  Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

USBFS also serves as administrator to the Trust pursuant to a written agreement with the Trust. USBFS supervises all aspects of the operations of the Fund except those performed by the Fund’s Adviser under the Fund’s investment advisory agreements. USBFS is responsible for:

(a)  calculating the Fund’s net asset value;

(b)  preparing and maintaining the books and accounts specified in Rules 31a-1and 31a-2 of the 1940 Act; (c)  preparing financial statements contained in reports to stockholders of the Fund;

(d)  preparing the Fund’s federal and state tax returns;

(e)  preparing certain reports and filings with the SEC; and

(f)   maintaining the Fund’s financial accounts and records.

For its services to the Trust, the Trust pays USBFS an annual fee, paid monthly, based on the aggregate average net assets of the Funds, as determined by valuations made as of the close of business at the end of the month. Each Fund is charged its pro rata share of such expenses.

For the fiscal years ended June 30, 2017, 2016, and 2015, the Funds paid the following amounts to USBFS for its fund administration services:

Fund Name	Fiscal Year ended June 30, 2017	Fiscal Year ended June 30, 2016	Fiscal Year ended June 30, 2015

Quaker Event Arbitrage Fund	$38,460	$53,322	$67,275
Quaker Global Tactical Allocation Fund	$9,093	$7,157	$4,638
Quaker Mid-Cap Value Fund	$9,193	$5,924	$5,659
Quaker Small-Cap Value Fund	$39,725	$27,437	$21,472
Quaker Strategic Growth Fund	$98,529	$91,408	$96,082

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP, located at One Commerce Square, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust and to the Independent Trustees of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the Independent Registered Public Accounting Firm for the Trust.

CODES OF ETHICS

Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act, the Adviser, Sub-advisers and Distributor have each adopted a Code of Ethics that applies to the personal trading activities of their employees. The Codes of Ethics establishes standards for personal securities transactions by employees covered under the Codes of Ethics. Under the Codes of Ethics, employees have a duty at all times to place the interests of shareholders above their own, and never to take inappropriate advantage of their position. As such, employees are prohibited from engaging in, or recommending, any securities transaction that involves any actual or potential conflict of interest, or any abuse of an employee’s position of trust and responsibility. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements of Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable code.

Copies of the Codes of Ethics are on file with and publicly available from the SEC.

PROXY VOTING POLICIES

The Board of Trustees of the Trust have delegated the authority to vote proxies for the portfolio securities held by the Funds to each Fund’s respective Adviser/Sub-adviser in accordance with the proxy voting policies adopted by the Adviser/Sub-advisers. The proxy voting policies of each Adviser/Sub-adviser are attached as exhibits to this Statement of Additional Information. Shareholders may obtain information about how each Fund voted proxies related to portfolio securities for the most recent twelve (12) month period ended June 30, without charge, upon request, by calling 800-220-8888 or by accessing the SEC’s website at www.sec.gov.

REPORTS TO SHAREHOLDERS

The fiscal year of the Trust ends on June 30. Shareholders of each Fund will be provided at least semi- annually with reports showing the portfolio of the Fund and other information, including an annual report with financial statements audited by the independent registered accountants. In addition, the Trust will send to each shareholder having an account directly with the Trust a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding any Fund may be directed in writing to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 or by calling 800-220-8888.

BROKERAGE ALLOCATION

The advisory and subadvisory agreements provide that the Adviser and Sub-advisers (collectively, the “Advisers”) shall be responsible for the selection of brokers and dealers for the execution of the portfolio transactions of the respective Fund that they advise or sub-advise and, when applicable, the negotiation of commissions in connection therewith. The Trust has no obligations to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

Purchase and sale orders will usually be placed with brokers who are selected based on their ability to achieve “best execution” of such orders. “Best execution” means prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are weighed by the Advisers in determining the overall reasonableness of brokerage commissions.

The Advisers are authorized to allocate brokerage and principal business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the 1934 Act, for the Trust and/or other accounts for which the Advisers exercise investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Advisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Advisers’ overall responsibilities with respect to the Fund managed by the Adviser or Sub-Adviser. In reaching such determination, the Advisers will not be required to place or to attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. Research services provided by brokers to the Advisers includes that which brokerage houses customarily provide to institutional investors and statistical and economic data and research reports on particular companies and industries.

The Advisers may purchase or sell portfolio securities on behalf of a Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the aggregate price paid for the security will usually include an undisclosed “mark-up” or selling concession. The Advisers normally purchases fixed- income securities on a net basis from primary market makers acting as principals for the securities. The Advisers may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Certain Sub-advisers generally purchase and sell over-the-counter securities directly with principal market makers who retain the difference between their cost for the security and its selling price, although in some instances, such Sub-advisers may determine that better prices are available from non-principal market makers who are paid commissions directly. Kennedy as Sub-adviser to Quaker Mid-Cap Value Fund generally trades over-the-counter securities with non-principal market makers.

The Adviser and one or more of the Sub-advisers may aggregate sale and purchase orders for the Funds with similar orders made simultaneously for other clients of the Sub-adviser. The Advisers will do so when, in their judgment, such aggregation will result in overall economic benefit to the Fund managed by the Adviser or Sub-adviser, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.

If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of a Sub-adviser’s clients are entered at approximately the same time on any day and are executed at different prices, the Sub-adviser has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for the Fund and each of the clients for whom such orders were executed.

The amount of brokerage commissions paid by each Fund during the fiscal years ended June 30, 2017 , 2016, and 2015, are set forth below:

	Total Amount of Brokerage Commissions Paid
Name of Fund	2017	2016	2015
Quaker Event Arbitrage Fund	$187,138.98	$337,266	$646,265
Quaker Global Tactical Allocation Fund	$10,298.59	$22,280	$11,247
Quaker Mid-Cap Value Fund	$4,743.62	$14,364	$10,020
Quaker Small-Cap Value Fund	$48,185.00	$43,671	$47,600
Quaker Strategic Growth Fund	$71,834.94	$204,943	$193,441

As of June 30, 2017, the Funds owned the following securities (excluding repurchase agreements) issued by any of the ten broker-dealers with whom the Funds transacted the most business during the fiscal year ended June 30, 2017:

Name of Fund	Broker-Dealer	Dollar Value
Quaker Global Tactical Allocation Fund	Barclays Bank PLC	$36,295
	Citigroup, Inc.	$69,364
	JPMorgan Chase & Co.	$74,925
	Wells Fargo & Co.	$71,017

Name of Fund	Broker-Dealer	Dollar Value
Quaker Strategic Growth Fund	Citigroup, Inc.	$903,549
	JPMorgan Chase & Co.	$1,497,223
	Morgan Stanley	$799,852
	Wells Fargo & Co.	$528,611

During the fiscal year ended June 30, 2017 , the Funds directed brokerage transactions to brokers who have provided brokerage and research services.  The amount of such transactions and related commissions were as follows:

Name of Fund	Amount of Research Commissions Transactions	Amount of Research Commission
Quaker Event Arbitrage Fund	$111,350	$47,754,206
Quaker Global Tactical Allocation Fund	$0	$0
Quaker Mid-Cap Value Fund	$4,744	$5,024,357
Quaker Small-Cap Value Fund	$0	$0
Quaker Strategic Growth Fund	$9,809	$218,518,126

AFFILIATED BROKERAGE TRANSACTIONS

When buying or selling securities, the Sub-advisers may execute trades for a Fund with broker-dealers that are affiliated with the Trust, the Adviser, the Sub-advisers or their affiliates, and the Fund may pay commissions to such broker-dealers in accordance with procedures adopted by the Board of Trustees. The Trust has adopted procedures to monitor and control such affiliated brokerage transactions, which are reported to and reviewed by the Board of Trustees at least quarterly.

SHAREHOLDER INFORMATION

The Trust offers Class A, C and Institutional Class Shares. Each class involves different sales charges, features and expenses as described more fully in the Prospectus.

PURCHASES AND SALES THROUGH BROKERS

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to receive orders on the Funds’ behalf. A Fund will be deemed to have received an order when an authorized broker or broker-authorized designee receives the order. Customer orders, in such cases, will be priced at the Fund’s net asset value per share, plus any applicable sales charge, next computed after they are received by  an  authorized broker or  the broker-authorized designee. Investors who purchase shares on a load waived basis may be charged a fee by their broker or agent if they effect transactions in Fund shares through a broker or agent that waives the front end load.

SALES CHARGE REDUCTIONS AND WAIVERS

Prior to June 23, 2000, the only class of shares offered by the Funds was No-Load class shares. Following shareholder approval on June 23, 2000, all No-Load class shares were converted to Class A Shares on the condition that any shareholder that held such No-Load class shares of Funds in their accounts prior to June 23, 2000, were exempt from sales charges on all future purchases of Class A Shares of those Funds in their account. However, this permanent exemption does not apply to new accounts opened after June 23, 2000 and to accounts of an otherwise exempt shareholder opened in another name. An initial sales charge is not imposed on Class C and Institutional Class Shares.

On June 7, 2010, the Event-Driven Fund was reorganized into the Quaker Event Arbitrage Fund (the “Reorganization”). Prior to June 7, 2010, shareholders of the Event-Driven Fund paid no sales charge on shares purchased or reinvested. The front-end sales charge was waived for all Event-Driven Fund shareholders receiving Quaker Event Arbitrage Fund shares in connection with the Reorganization and will be waived on any future purchases of Class A Shares of the Quaker Event Arbitrage Fund made by shareholders of the Event-Driven Fund, including reinvested dividends.

If you believe you are eligible for a reduction or waiver of a Fund’s front-end sales charge, you must notify your financial services firm or USBFS, the Fund’s transfer agent, at the time of all purchases (other subsequent purchases made pursuant to an automatic investment plan) of such eligibility. If you do not notify your financial services firm or USBFS of your eligibility for the waiver, you will not receive the waiver or reduction of the front-end sales charge for which you would otherwise be eligible. In order to determine your eligibility for a waiver or reduction of a sales charge, you may need to provide your financial services firm or USBFS with information and records, including account statements, of all relevant accounts invested in the Funds.

Class A Shares of all Funds are offered subject to the following sales charge schedule:

Purchase Amount	Sales Load (as % of Offering Price)	Sales Load (as % of Net Amount Invested)	Amount Reallowed to Dealers (as % of Offering Price)
up to $49,999	5.50%	5.82%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.25%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.75%	2.83%	2.50%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 and over	0.00%	0.00%	0.00%

Waivers of Front-End Sales Charges. Front-end sales charges will not apply to purchases of Class A Shares by or through:

(1)	Employees and employee related accounts of the Adviser and Sub-advisers, Trustees and affiliated persons of the Trust.

(2)	Fee-based registered investment advisers for their clients, broker-dealers with wrap fee accounts, and registered investment advisers or brokers for their own accounts.

(3)	Fee-based trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

(4)
Broker-dealers and other financial institutions (including registered representatives, registered investment advisers and financial planners) that have entered into a selling agreement with Foreside (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in  Fund  shares, or  for otherwise participating in  the program.

(5)
Financial intermediaries who have entered into an agreement with Foreside (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

(6)
Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with Foreside (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

(7)	Insurance company separate accounts.

(8)	Reinvestment of capital gains distributions and dividends.

(9)
College savings plans qualified under Section 529 of the Code whose sponsors or administrators have entered into an agreement with Foreside or any of its affiliates to perform advisory or administrative services.

(10)	Companies exchanging shares with or selling assets to a Fund pursuant to a merger, acquisition or exchange offer.

(11)	Certain tax qualified plans of administrators who have entered into a service agreement with Foreside or the Fund.

(12)	Other categories of investors, at the discretion of the Board, as disclosed in the then current Prospectus of the Funds.

REDEEMING SHARES

Redemptions of each Fund’s shares will be made at net asset value (“NAV”). Each Fund’s NAV is determined on days on which the NYSE Arca is open for trading, as discussed further below.

Redemptions In-Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in-kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund has committed itself to pay redemptions in cash, rather than in-kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of: (a) $250,000; or (b) one percent (1%) of the Fund’s NAV at the beginning of such period.

NET ASSET VALUE, DIVIDENDS AND TAXES

NET ASSET VALUE

Each Fund determines its NAV each day NYSE Arca is open for trading. The NYSE Arca is closed to observe the following holidays, in addition to Saturdays and Sundays: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities, including ADRs and options, which are traded on stock exchanges, will be valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the counter market and listed on the NASDAQ Stock Market (“NASDAQ”) are normally valued at the NASDAQ Official Closing Price. Other over-the-counter market securities will be valued at the last available bid price in the over-the-counter market prior to the time of valuation. Money market securities will be valued at market value. The other securities and assets of each Fund for which market quotations may not be readily available (including restricted securities which are subject to limitations as to their sale) will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Securities quoted in foreign currencies will be converted to U.S. dollar equivalents using prevailing market exchange rates.

Suspension of the Determination of Net Asset Value. The Board of Trustees may suspend the determination of net asset value and, accordingly, redemptions for a Fund for the whole or any part of any period during which: (i) NYSE Arca is closed (other than for customary weekend and holiday closings); (ii) trading on
NYSE Arca is restricted; (iii) an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) the SEC may by order permit for the protection of the holders of the Fund’s shares.

DIVIDENDS AND TAXES

The following is a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Dividends and Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Funds. Each Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, each Fund must satisfy the following requirements:

•	Distribution Requirement—a Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year

(including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•
Income Requirement—a Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of  investing in  such  stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•
Asset Diversification Test—a Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect a Fund’s ability to satisfy these requirements. See, “Tax Treatment of  Portfolio Transactions” below  with  respect to  the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

Each Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the

Fund’s after-tax performance. See “Taxation of Fund Distributions—Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by a Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Non-U.S. Investors—Capital Gain Dividends” and “Short-Term Capital Gain Dividends and Interest-Related Dividends” below.

Capital Loss Carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of a Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of a Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. The Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions—Distributions of capital gains” below). A “qualified late year loss” includes:

(i)
any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii)
the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed Capital Gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, a Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay an excise tax.

Foreign Income Tax. Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions. Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Each Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. Each Fund receives ordinary income generally in the form of dividends and/or interest on its investments. A Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes a Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of a Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “—Qualified Dividend Income for Individuals” and “—Dividends-Received Deduction for Corporations.”

Distributions of Capital Gains. Each Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs” below).

Qualified Dividend Income for Individuals. Ordinary income dividends reported by a Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on  an established securities market in the United States. Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends- received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax- advantaged arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. Each Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions—Securities Lending” below.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).  This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund  shares, the IRS requires you  to  report any  gain or  loss on  your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax Basis Information. A Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Funds (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax- advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable net asset value.

When required to report cost basis, the Funds will calculate it using the Funds’ default method of average cost, unless you instruct a Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify a Fund in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Funds’ default method of average cost, other cost basis methods offered by the Trust, which you may elect to apply to covered shares, include:

•
Single Account Average Cost—the total cost basis of both covered shares and “noncovered shares” (as defined below) in an account are averaged to determine the basis of shares. By electing the single account average cost method, your noncovered shares will be redesignated as covered shares.

• First-In, First-Out—shares acquired first in the account are the first shares depleted.

• Last-In, First-Out—shares acquired last in the account are the first shares depleted.

•	Highest In, First Out (High Cost)—shares acquired with the highest cost per share are the first shares depleted.

•	Lowest In, First Out (Low Cost)—shares acquired with the lowest cost per share are the first shares depleted.

•	Loss/Gain Utilization—shares with loses are depleted prior to shares with gains; short-term shares are depleted prior to long-term shares.

•
Specific Lot Identification—shareholder selects which lots to deplete at the time of each disposition. Transaction amount must be in shares. If you identify an insufficient number of shares or do not make a timely identification, the transaction will default to the first-in, first-out method, unless you elect a secondary method. The secondary method options include first-in, first-out; last-in, first-out; low cost; high cost; and loss/gain utilization.

You may elect any of the available methods detailed above for your covered shares. If you do not notify a Fund in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “noncovered shares” (as defined below) you may own, unless you elect single account average cost. You may change from average cost to another cost basis method for covered shares at any time if you notify a Fund in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

A Fund may also provide Fund shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or  redemption of  noncovered shares. With the exception of the specific lot identification method, the Trust first depletes noncovered shares with unknown cost basis in first in, first out order and then noncovered shares with known basis in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying a Fund.

A Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However a Fund is not required to, and in many cases a Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by a Fund, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by a Fund as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Conversion of shares of the Fund into other shares of the same Fund. The conversion of shares of one class of the Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. This is true whether the conversion occurs automatically pursuant to the terms of the class or is initiated by the shareholder. Shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion of shares.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies, Restrictions, and Risks” for a detailed description of the various types of securities and investment techniques that apply to a Fund.

In General. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short- term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero-coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of  capital to  the extent of  the recipient’s basis in  the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to  fall outside of  the definition of  qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions—Investment in Taxable Mortgage Pools (Excess Inclusion Income)” and “Non-U.S. Investors—Investment in U.S. Real Property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund—Foreign Income Tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization”  (which  generally  includes  certain  cooperatives,  governmental  entities,  and   tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Funds.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

To the extent an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or a portion of the dividends received by a fund with respect to an investment in MLPs likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs, controlled foreign corporations, or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund. The U.S. federal income tax consequences of a fund’s investments in PFICs are discussed above.

Securities Lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Investments in commodities—structured notes, corporate subsidiary and certain ETFs—Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test for qualification as a regulated investment company. Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. However, in a subsequent revenue ruling, as well as in a number of follow-on private letter rulings issued to other taxpayers, the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. However, in September 2016, the IRS announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position, such as a commodity-linked or structured note, is a security under section 2(a)(36) of the Act.  (A financial instrument or position that constitutes a security under section 2(a)(36) of the Act generates qualifying income for a corporation taxed as a regulated investment company.)  The IRS’s announcement caused it to revoke the portion of any rulings relating to a mutual fund’s investment in commodity-linked notes that required such a determination, some of which have been revoked prospectively as of a date agreed upon with the IRS.  In addition, a fund may gain exposure to commodities through investment in QPTPs, such as an ETF that is classified as a partnership and which invests in commodities.  Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company.  A fund also may be limited in its ability to sell its investments in commodities and commodity-linked derivatives, or be forced to sell other investments to generate income due to the Income Requirement. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Backup Withholding. By law, a Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

• provide your correct social security or taxpayer identification number,

• certify that this number is correct,

• certify that you are not subject to backup withholding, and

• certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign  trusts or estates,  foreign corporations,  or foreign partnerships) may be subject to U.S.

withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends. In general, capital gain dividends reported by a Fund to shareholders as paid from its net long-term capital gains, other than long –term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Short-Term Capital Gain Dividends and Interest-Related Dividends. Generally, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.

A Fund reserves  the  right  to  not  report  amounts  of  short-term  capital  gain dividends or interest-related dividends. Additionally, a Fund’s reporting of short-term capital gain dividends or interest-related dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in: (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from a Fund is effectively connected with a U.S. trade or business, carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. Real Property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. A Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

•
The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”).  If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return.

•
In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. Estate Tax. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or nonfinancial foreign entities (“NFFE”): (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares.  The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them.  The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified  information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS.  An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from a Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to a Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs and other guidance regarding FATCA.  An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.  Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in a Fund.  The requirements imposed by FATCA are different from and in addition to, the U.S. tax certification rules to avoid backup withholding described above.  Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current  law  that  sunset  and  thereafter  no  longer  apply,  or  court  decisions  may  significantly  change  the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

PERFORMANCE INFORMATION

To obtain the Funds’ most current performance information, please visit www.quakerfunds.com. Performance quotations represent the Funds’ past performance and should not be considered as representative of future results. The Funds will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities law, as they may be revised from time to time by the SEC.

DESCRIPTION OF SHARES

The Trust is an unincorporated business trust that was organized under the Commonwealth of Massachusetts on October 24, 1990, and operates as an open-end investment management company. The Trust’s Declaration of Trust authorizes the Board of Trustees to divide Trust shares into various series, each of which relates to a separate portfolio of investments. The Trust presently has five (5) series portfolios, each of which offers one or more classes of shares. Each of the Funds is diversified, within the meaning of the 1940 Act. The Declaration of Trust currently provides for the issuance of an unlimited number of series and classes of shares.

Each share outstanding is entitled to share equally in dividends and other distributions and in the net assets of the respective class of the respective series on liquidation. Shares are fully paid and non-assessable when issued, freely transferable, have no pre-emptive or subscription rights, and are redeemable and subject to redemption under certain conditions described above. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees. The Funds do not generally issue certificates for shares purchased.

Each share outstanding entitles the holder to one vote. If a Fund is separately affected by a matter requiring a vote, the shareholders of each such Fund shall vote separately. The Trust is not required to hold annual meetings of shareholders, although special meetings will be held for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory agreement. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Administrator or by votes cast in person or by proxy at a meeting called for that purpose. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions, which are intended to mitigate such liability.

Other Expenses. Each Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Adviser, or expenses otherwise incurred in connection with the management of the investment of the Funds’ assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. Each Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner, as it deems fair and equitable.

FINANCIAL STATEMENTS

The audited financial statements of each Fund for the fiscal year ended June 30, 2017 and the reports of the Funds’ are included in the 2017 Annual Reports to Shareholders and are incorporated by reference in this SAI.

EXHIBITS 2017 Annual Reports to Shareholders are incorporated by reference in this SAI.

EXHIBITS TO
QUAKER INVESTMENT TRUST STATEMENT
OF ADDITIONAL INFORMATION

Adviser’s/Sub-advisers’ Proxy Voting Policies and Procedures.

Quaker Investment Trust

Proxy Voting Policy and Procedures
Board Approval Required:	Yes.
Most Recent Board Approval:	September 6, 2012
References:	Investment Company Act – Rule 30b1-4

General

The Board of Trustees (“Board”) of the Quaker Investment Trust (“QIT”) have adopted the following policies and procedures (the “Policies and Procedures”) in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “Proxy Voting Rule”) with respect to voting proxies relating to portfolio securities held by QIT’s investment portfolios (“Funds”).

QIT recognizes that the right to vote proxies with respect to portfolio securities held by the Funds is an economic asset and has direct investment implications.  Moreover, we believe that each Fund’s portfolio investment adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security.

Consequently, it is the policy of QIT to delegate proxy voting responsibilities to Quaker Funds, Inc., (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.  The Adviser may, but is not required to, further delegate proxy voting responsibilities to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a “Sub-Adviser”), subject to the Board’s continuing oversight.  The Adviser or Sub-Adviser, to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

If the Adviser or Sub-Adviser to a Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Proxy Voting Rule and the proxy voting rule under the Investment Adviser’s Act of 19401, as amended, that adviser will be required to follow these Policies and Procedures.

____________________

1  Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.

General Proxy Voting Guidelines

QIT will consider each corporate proxy statement on a case-by-case basis.  There may also be occasions when QIT determines, that not voting such proxy may be more in the best interest of a Fund, such as (i) when the cost of voting such proxy exceeds the expected benefit to a Fund or (ii) if QIT is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking”.

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent third party proxy voting services, and others.  In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the Funds’ assets.

QIT’s general guidelines as they relate to voting certain common proxy proposals are described below.  As previously noted, the Adviser or Sub-Adviser to QIT will only be required to follow these general guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

Adoption of confidential voting	For
Adoption of Anti-greenmail charter of bylaw amendments	For
Amend bylaws or charters for housekeeping changes	For
Elect Directors annually	For
Fix the size of the Board	For
Give Board ability to amend bylaws in addition to Shareholders	For
Lower supermajority Shareholder vote requirements	For
Ratify Auditors	For
Require Majority of Independent Directors	For
Require Shareholder approval of Golden or Tin Parachutes	For
Restore or Provide Shareholders with rights of appraisal	For
Restore Shareholder ability to remove directors with our without cause	For
Seek reasonable Audit rotation	For
Shareholders’ Right to Act independently of management	For
Shareholders’ Right to Call Special Meeting	For
Shareholders’ Right to Act by Written Consent	For
Stock Repurchase Plans	For
Stock Splits	For
Submit Poison Pill for Shareholder ratification	For
Blank Check Preferred Stock	Against
Classified Boards	Against
Dual Classes of Stock	Against
Give Board exclusive authority to amend bylaws	Against
Limited Terms for Outside Directors	Against
Payment of Greenmail	Against
Provide Management with authority to adjourn an annual or special meeting	Against
Require Director Stock Ownership	Against
Restrict or Prohibit Shareholder ability to call special meetings	Against
Supermajority Vote Requirement	Against
Supermajority Provisions	Against
Adopt/Amend Stock Option Plan	Case-by-Case
Adopt/Amend Employee Stock Purchase Plan	Case-by-Case
Approve Merger/Acquisition	Case-by-Case
Authorize Issuance of Additional Common Stock	Case-by-Case
Consider Non-financial Effects of Merger	Case-by-Case
Director Indemnification	Case-by-Case
Election of Directors	Case-by-Case
Fair Price Requirements	Case-by-Case
Issuance of authorized Common Stock	Case by Case

Limitation of Executive/Director Compensation	Case-by-Case
Reincorporation	Case-by-Case
Require Shareholder Approval to Issue Preferred Stock	Case-by-Case
Spin-Offs	Case-by-Case
Shareholder proposal to redeem Poison Pill	Case-by-Case
Social and Environmental Issues	Case-by-Case

The foregoing are only general guidelines and not rigid policy positions.  No proxy voting guidelines can anticipate all potential voting issues that may arise.  Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable Fund and its shareholders.

Conflicts of Interest

QIT recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies.  A “conflict of interest” shall be deemed to occur when QIT or an affiliated person of QIT has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise QIT’s independence of judgment and action in voting the proxy.

Since under normal circumstances the Adviser or Sub-Adviser will be responsible for voting proxies related to securities held in a Fund, QIT itself will not have a conflict of interest with Fund shareholders in the voting of proxies.  QIT expects the Adviser and each Sub-Adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Fund and its shareholders and is not influenced by any conflicts of interest that the Adviser or Sub-Adviser may have.

Receipt of Proxy Voting Procedures & Proxy Voting Records

•
At least annually, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall present to the Board its policies, procedures and other guidelines for voting proxies.  In addition, the Adviser and each such Sub-Adviser shall notify the Board promptly of material changes to any of these documents.

•
At least quarterly, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall provide to QIT a record of each proxy voted with respect to portfolio securities of such Fund during the quarter (such record shall include the records described in Section 7 hereof).  With respect to those proxies that the Adviser or a Sub-Adviser has identified as involving a material conflict of interest, the Adviser or Sub-Adviser shall submit a separate report to the Board, at its next regular meeting, indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.  For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser or Sub-Adviser or an affiliated person of the Adviser or Sub-Adviser has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Adviser’s or Sub-Adviser’s independence of judgment and action in voting the proxy.

•
In the event the Adviser (if it has retained the authority to vote proxies on behalf of any fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund fails to provide QIT with a record of each proxy voted prior to the end of the following quarter, such failure will be addressed by the Board in a letter to the Adviser or Sub-Adviser formally requiring compliance.  Further, the deficiency will be specifically noted at the Adviser or Sub-Adviser contract renewal and shall be a factor the QIT Board takes into consideration during the renewal process.

•	Each quarter, the Adviser will disclose to the Board on proxy votes cast in the prior period by the Funds.
Revocation of Authority to Vote

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Board, in whole or in part, at any time.

Disclosure of Proxy Voting Policies and Procedures, and Record

QIT will fully comply with all applicable disclosure obligations under the Proxy Voting Rule.  These include the following:

•
Disclosure in shareholder reports that a description of the Fund’s Proxy Voting Policy and Procedures is available upon request without charge and information about how it can be obtained (e.g. QIT’s website, SEC website, and toll free phone number).

•	Disclosure in the Fund’s Statement of Additional Information (“SAI”) the actual policies used to vote proxies.
•
Disclosure in shareholder reports and in the SAI that information regarding how a Fund’s proxies were voted during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

QIT will file all required reports regarding the Fund’s actual proxy voting record on Form N-PX on an annual basis as required by the Proxy Voting Rule.  This voting record will also be made available to shareholders.

QIT will respond to all requests for Proxy Voting Policies and Procedures or proxy records within three business days of such request.

Maintenance of Proxy Voting Records

QIT’s administrator, Adviser, and Sub-Advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a Fund as required by the Proxy Voting Rule.  These records relating to the voting of proxies include:  (i) the name of the issuer, (ii) the exchange ticker symbol of the portfolio security, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) number of shares voted, (vi) a brief description of the matter brought to vote; (vii) whether the proposal was submitted by management or a shareholder, (viii) whether the proxy was voted for or against management, (ix) whether the vote was cast for or against management and (x) other pertinent supporting documentation relating to a particular proxy.  Applicable records shall be maintained for a period of six years, with records maintained for the first two years on site.

Review of Proxy Voting Policies and Procedures

The Policies and Procedures as well as the proxy voting guidelines of the Advisers and Sub-Advisers will be reviewed at least annually.  This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

Securities Lending Program

When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion.  However, where QFI or the applicable Fund's sub-adviser determines that a proxy vote (or shareholder action) is materially important to the applicable Fund, QFI or the sub-adviser may recall the security.

AJO, LP

Overview
AJO, LP (AJO) exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client’s investment management agreement, though some clients retain this authority.  In the case of ERISA accounts AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.

Each client account is voted by the firm’s Proxy Manager, and our proxy voting is overseen by the firm’s Proxy Oversight Committee.  AJO has adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of its clients, in accordance with its fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model.  AJO’s quantitative model does not include subjective analysis of companies and their officers and directors.  Therefore, for detailed analyses of proxy issues AJO will rely primarily on one or more independent third-party proxy voting service, and it will generally vote proxies in accordance with the recommendations we receive from these services.  AJO has procedures in place to ensure the advice the firm receives is impartial and in the best interests of our clients.  We vote each proxy individually and on rare occasions we will not follow the third party recommendation.  We will only vote against the recommendation where it is in the portfolio’s best interests to do so and where AJO has no material conflict of interest.  We rely solely on the third party recommendations in situations where AJO has a material conflict of interest (see “Conflicts of Interest,” below).

In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

Conflicts of Interest
Actual and potential conflicts of interest, including conflicts of interest of our third party proxy service, are monitored by AJO’s Proxy Oversight Committee.  When a conflict is identified, the Committee first makes a determination as to whether the conflict is material.  The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder.  In the case of a material AJO conflict, we will vote the proxy in accordance with the third party recommendation, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing.  In the case where both AJO and our primary proxy voting service each has a conflict of interest, the Committee will vote the proxy in accordance with the recommendation of our secondary proxy service.

Record-Keeping
AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require.  AJO may satisfy some of its record-keeping obligations by utilizing third party service providers or by relying on records available on EDGAR, the SEC’s online document filing and retention system.

Vote Disclosure
Each proxy voted by AJO for a client account is disclosed to the client quarterly.  Clients may receive additional reports of proxies voted on their behalf by AJO by calling us collect at 215/546-7500.

AJO treats proxy votes as the property of the client and will not disclose proxy votes to third parties.

Los Angeles Capital Management and Equity Research Inc.
Proxy Voting Policy
Effective May 2, 2017

I.	INTRODUCTION

Los Angeles Capital Management and Equity Research Inc. (“Los Angeles Capital” or the “Firm”) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with U.S. Securities and Exchange Commission (“SEC”) Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and its obligations under the Employee Retirement Income Security Act (“ERISA”). Los Angeles Capital provides investment advisory or sub-advisory services to various types of clients. These clients frequently give Los Angeles Capital the authority to vote proxies relating to the underlying securities that are held on behalf of such clients. Such authority is established by our advisory contracts or comparable documents, and the proxy voting guidelines have been tailored to reflect these specific contractual obligations.

In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Interpretive Bulletins including 2016-01 (IB 16-01). Los Angeles Capital believes that this Proxy Policy is reasonably designed to meet its goal of ensuring that the Firm endeavors to vote (or refrain from voting) proxies in a manner consistent with the best interests of its clients, as understood by the Firm at the time of the vote.
II.	PROXY POLICY STATEMENT

Los Angeles Capital has retained Glass Lewis & Co., LLC (“Glass Lewis”) an unaffiliated third-party, to act as an independent voting agent on its behalf.  Glass Lewis provides objective proxy analysis, voting recommendations, recordkeeping, and manages other operational matters, ensuring compliance with all applicable laws and regulations.  If at any time a material conflict arises it would be resolved in the best interest of the client.

Los Angeles Capital has adopted Glass Lewis’ U.S. and International Proxy Paper Guidelines.   Although the Firm has adopted Glass Lewis’ established guidelines and has a pre-determined voting policy, the Firm retains the right to ultimately cas each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory or sub-advisory agreement and all other relevant facts and circumstances at the time of the vote. In doing so, the Firm may incorporate information gathered from other sources beyond Glass Lewis.  The Firm may conduct research internally and/or use the resources of an independent research consultant, or the Firm may use information from any of the following sources: legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies (e.g., Fortune 500 companies).

The Proxy Committee (the “Committee”) may also be called on to vote a proxy that its third-party provider cannot.  In these circumstances, three Committee member votes are required.

Los Angeles Capital recognizes that a client may issue directives regarding how particular proxy issues are to be voted for the client’s portfolio holdings.  Los Angeles Capital requires that the advisory or sub-contract provides for such direction, including instructions as to how those votes will be managed, particularly where they differ from Los Angeles Capital’s policies.

It is unlikely that serious conflicts of interest will arise in the context of the Firm’s proxy voting because the Firm does not engage in managing or advising public companies, underwriting, or investment banking. Further, as a matter of policy, the employees, officers, or principals of Los Angeles Capital will not be influenced by outside sources whose interests conflict with the interests of its clients.

Limitations

Circumstances may arise, where subject to contractual obligations established by the client, Los Angeles Capital will take a limited role in voting proxies:

•	Los Angeles Capital may abstain from voting a client proxy if it concludes that the value of the portfolio holding is indeterminable or insignificant.
•
Los Angeles Capital abstains from voting proxies for securities that participate in a securities lending program and are out on loan. In many cases, where a client directs the securities lending, Los Angeles Capital may not be aware when the security is out on loan and thus may not be able to recall the security before the record date. Where Los Angeles Capital is directing the securities lending it may recall securities so that they can be voted where the Firm determines it has a fiduciary obligation to do so.

•	Los Angeles Capital abstains from voting shares of securities in a country that participates in share blocking because it is disruptive to the management of the portfolio.
•
Los Angeles Capital may abstain from voting shares of securities where in the Firm’s judgment the unjustifiable costs or disadvantages of voting, the proxy would exceed the anticipated benefit of voting (e.g., certain non-U.S. securities).

•	The Firm does not actively engage in shareholder activism, such as dialogue with management with respect to pending proxy voting issues.
•	Certain proxies may not be voted where a required Power of Attorney is not on file.

Special Considerations
Certain accounts may warrant specialized treatment in voting proxies.  Contractual stipulations and individual client direction will dictate how voting will be done in these cases.

Mutual Funds
Proxies will be voted in accordance with the requirements of securities laws.  Proxies of portfolio companies voted may be subject to investment restrictions of the fund and voted in accordance with any resolutions or other instructions approved by authorized persons of the fund.

ERISA Accounts
Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

Disclosure
Los Angeles Capital will provide all clients with a copy of the Firm’s current policies and procedures upon request.  In addition, clients may request, at any time, a copy of the Firm’s voting records for their respective account(s) by making a formal request to Los Angeles Capital.  Los Angeles Capital will make this information available to a client upon its request within a reasonable time.  For further information, please contact a member of Operations at Los Angeles Capital at 310-479-9998 or operations@lacapm.com.

Los Angeles Capital generally will not disclose how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information. Los Angeles Capital will not disclose past votes or share amounts voted except to the respective client or as required by law.
III.	RESPONSIBILITY AND OVERSIGHT

The Firm’s Proxy Committee (the “Committee”) was established to provide oversight to the proxy voting process.  The Committee is responsible for developing, implementing, and updating the Firm’s proxy policy, reviewing and approving all proxy paper guidelines, overseeing the third-party proxy vendor, identifying any conflicts of interest, and meeting to discuss any material issues regarding the proxy voting process.   The Committee meets annually and as necessary to fulfill its obligations.

Los Angeles Capital’s Operations Department handles the day to day administration of the proxy voting process.
IV.	PROXY PROCEDURES

Glass Lewis provides for the timely execution of specified proxy votes on the Firm’s behalf, which includes complete account set-up, vote execution, reporting, recordkeeping, and compliance with ERISA.

Los Angeles Capital’s responsibility for voting proxies is generally determined by the obligations set forth under each advisory or sub-advisory contract or similar document. Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the adviser, unless the voting right is retained by a named fiduciary of the plan (DOL Interpretive Bulletin 2008-2).  If an advisory or sub-advisory contract or similar document states that Los Angeles Capital does not have the authority to vote client proxies, then voting is the responsibility of some other named fiduciary.

If a client wishes to direct how proxies are voted in their account, Los Angeles Capital can create a custom proxy policy to be implemented by Glass Lewis.  However, Los Angeles Capital reserves the right to maintain its standard position on all other client accounts.

Conflicts of Interest

Los Angeles Capital attempts to minimize conflicts by adopting the policies of an independent third party.  Los Angeles Capital reviews the Conflict of Interest Statement prepared by Glass Lewis on an annual basis.

Glass Lewis has reported to the Firm that it does not enter into business relationships that may conflict with its mission to serve institutional participants in the capital markets with objective advice and services; and that it does not offer consulting services to public corporations or directors, shareholder proposals or dissident shareholders in control contests.  Glass Lewis has an independent Research Advisory Council whose role is to (1) ensure that Glass Lewis’ research consistently meets the standards of quality  and independence, and (2) ensure that its proxy voting policies are comprehensive, well-reasoned, and reflective of current global governance and regulatory practices.

Glass Lewis has established conflict avoidance procedures detailing ways it will protect its clients from potential conflicts of interest.  These conflict management procedures strive for transparency, independence, and where applicable, information barriers.  If Glass Lewis identifies a potential conflict of interest between it and a publicly-held company, it will disclose the relationship on the relevant research report. If an unforeseen conflict requires specialized treatment, alternate measures may be taken, up to and including having Glass Lewis refrain from writing a Proxy Paper report on the company. In this scenario the Firm may be required to vote the proxy.

If during this process the Committee identifies a potential material conflict of interest between Los Angeles Capital or an affiliated person of the Firm and that of one of its clients or prospects, the client will be notified.  If no directive is issued by the client, the Committee will vote in such a way that, in the Firm’s opinion, fairly addresses the conflict in the best interest of the client.

V.	RECORDKEEPING

All proxy records voted pursuant to Section 204-2 of the Advisers Act are retained by either Glass Lewis or Los Angeles Capital. Glass Lewis retains (1) records of proxy statements received regarding client securities and (2)

records of each vote cast. Los Angeles Capital retains (1) copies of its proxy policies, procedures, and guidelines; (2) copies of any document created by Los Angeles Capital that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) each written client request for information on how the adviser voted proxies on behalf of the client, and (4) a copy of any written response by Los Angeles Capital to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

ERISA Accounts

Los Angeles Capital maintains proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether Los Angeles Capital is fulfilling its obligations. Such records may be maintained by Glass Lewis’ electronic system. Retention may include: (1) issuer name and meeting; (2) issues voted on and record of the vote; (3) number of shares eligible to be voted on the record date; (4) number of shares voted; and (5) where appropriate, cost-benefit analyses.

Duration

Proxy voting books and records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such records. For the first two years, the records will be maintained in Los Angeles Capital’s office.

Kennedy Capital Management, Inc. Proxy Voting Policy

Kennedy Capital Management, Inc.
Proxy Voting Policy

Introduction

Rule 206(4)-6 under the Advisers Act of 1940, as amended, sets forth the conditions under which advisers owe a fiduciary obligation with respect to each client for which the adviser exercises investment discretion, including the authority and responsibility to vote proxies.  Advisers with proxy voting authority must monitor corporate developments and, where appropriate, vote proxies. In addition, advisers must cast proxy votes solely in the best interest of its clients.

Kennedy Capital Management, Inc. (“KCM”) has adopted the following policies with respect to voting proxies on behalf of its clients:
1.

This written proxy voting policy, which may be updated and supplemented from time-to- time, will be provided to each client for which KCM has been delegated the authority or responsibility to vote proxies;

2.	Clients will be advised about how to obtain a copy of the proxy voting policy and information about how their securities were voted;
3.	The proxy voting policy is consistently applied and records of votes maintained for each client;
4.	KCM documents the reasons for voting, including exceptions;
5.	KCM maintains records of such votes cast and client requests for proxy voting information for inspection by the client or governmental agencies;
6.	KCM monitors such voting for any potential conflicts with the interests of its clients; and
7.

KCM maintains systems to ensure that material conflicts will be resolved prior to voting, documenting in each case that its good faith determination was based on the clients’ best interests and did not result from the conflict.

Conflicts of Interests

KCM is an investment adviser to pension plans, public and private companies, mutual funds and individual investors, and is a sub-adviser to wrap programs as described in KCM’s Form ADV. The management fees collected from such clients are KCM’s principal source of revenue.  With respect to the fees received for advisory services rendered, conflicts of interest may occur when KCM must vote on ballot items of the public companies for which it manages the pension plan assets and, in certain cases, KCM may have a relationship with the proponents of proxy proposals or participants in proxy contests.

To mitigate potential conflicts of interest or the appearance of conflicts, KCM does not allow employees to sit on the board of directors of any public company without Senior Management approval.  To the extent that such conflicts occur, KCM will generally follow the recommendation of the proxy voting service to ensure that the best interests of its clients are not subordinated to KCM’s interests. KCM may, in selected matters, consult the Proxy Committee to obtain guidance to vote proxies. Routine matters shall not constitute a material conflict with respect to this procedure.

The Proxy Committee has a duty to make reasonable investigation of information relating to conflicts of interest.  The Proxy Committee is chaired by the Chief Executive Officer and is comprised of the Chief Operating Officer, the Director of Research, the Chief Compliance Officer, the Senior Client Service Associate and such other members as may be amended from time-to-time as required by a majority vote of its current members, with three members serving as a quorum.  The Proxy Committee will determine, prior to voting, whether any of the members of the Committee have a material personal or business conflict - in which case the committee member will abstain from voting.

Engagement of Service Provider

In order to facilitate the proxy voting process, Broadridge Investor Communication Solutions, Inc. (“Broadridge”) has been retained to provide access to a selection of third-party providers that are available to provide proxy vote

Kennedy Capital Management, Inc. Proxy Voting Policy

recommendations and research. Votes are cast through the Broadridge ProxyEdge® platform (“ProxyEdge®”). With the assistance of Broadridge,

Egan-Jones Proxy Services (“Egan-Jones”) has been selected to provide vote recommendations based on its own internal guidelines. The services provided to KCM through Egan-Jones include access to Egan-Jones’ research analysis and their voting recommendations. Services provided to KCM through ProxyEdge® include receipt of proxy ballots, vote execution based upon the recommendations of Egan-Jones, access to the voting recommendations of Egan-Jones, as well as reporting, auditing, working with custodian banks, and consulting assistance for the handling of proxy voting responsibilities. ProxyEdge® also maintains proxy voting records and provides KCM with reports that reflect the proxy voting activities of client portfolios. KCM uses this information for appropriate monitoring of such delegated responsibilities.

KCM may, under soft dollar arrangements, pay for no more than the cost allocated to research services for such uses (“mixed-use” services). The cost of that portion of the services that does not constitute “research” for the purposes of Section 28(e) will be reimbursed to the broker- dealer provider.  Presently, Broadridge’s services are not provided to KCM by a broker-dealer under a soft dollar arrangement.

Proxies are voted through the ProxyEdge® application in accordance with one of two proxy voting platforms offered by KCM. It is the client’s decision as to which set of guidelines will be used to vote its proxies. Not all clients delegate proxy voting authority to KCM; however, KCM is deemed to have voting authority in the absence of a specific delegation of authority and will vote in accordance with the General Guidelines.

Platforms Available
•	General Policy which is generally voted in conformity with the Egan-Jones Proxy Voting Principles and Guidelines.
•	Socially Responsible Investment Policy which is generally voted in conformity with the Egan-Jones Socially Responsible Investing Proxy Voting Principles and Guidelines.

The General Policy is the standard policy to be used for voting proxies for all clients’ accounts (both ERISA and non-ERISA related) unless the client specifically selects the SRI Policy. As of January 1, 2011, KCM was unable to offer a Catholic Voting platform. Generally, KCM declines clients’ requests to implement customized proxy voting policies, as they tend to be expensive to implement and difficult to manage on an ongoing basis.

Procedures

For each client account for which KCM has been delegated proxy voting discretion, KCM will notify Broadridge and will provide instructions to the client’s custodian to forward all proxy statements and materials received on behalf of the client account directly to Broadridge.  KCM updates Broadridge’s client list and clients’ holdings on a periodic basis.

KCM generally votes all proxies from a specific issuer the same way for each client absent written instruction from the client to the contrary; however, proxies may be voted differently for different clients on the same proxy issue based upon one of the two proxy platforms chosen by the client. Upon certain circumstances and in KCM’s discretion, a client may direct KCM to vote a proxy different from the specific voting guidelines. The client must make this request in writing. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by- case basis in which case the voting decision might be referred back to KCM. For proxies relating to issues not addressed in the guidelines, the vote will be referred back to KCM.  KCM encourages the client to vote its own proxies if the client seeks to impose client-specific voting guidelines that may be inconsistent with one of the two policies offered by KCM. KCM does not generally advise a client on proxy voting issues when the client retains authority to handle such matters itself.

Although KCM generally votes in accordance with the recommendations of Egan-Jones, KCM’s portfolio managers (PMs) and analysts are consulted to determine how to vote on issues when the Egan-Jones recommendation differs from the recommendation of the issuer’s management. Furthermore, a PM or analyst may direct that proxies be

Kennedy Capital Management, Inc. Proxy Voting Policy

voted in a manner different from that recommended by Egan-Jones if he or she is personally informed on the issue and has determined that a different vote is appropriate and in the best interests of KCM’s clients. Documentation for the rationale for any proxy voted contrary to the Egan-Jones recommendation will be maintained by KCM.

KCM will make every reasonable effort to vote all proxies in a timely manner for which proxy voting authority has been received; however, instances may exist when KCM is unable to vote, such as (including but not limited to):
•	Delays in account setup between Broadridge and the client’s custodian;
•	Miscommunication between Broadridge and the client’s custodian;
•	The client’s custodian did not receive the proxy ballot;
•	The client’s custodian did not submit the proxy ballot to Broadridge in a timely manner;
•	ProxyEdge® does not reflect the proxy ballot information;
•	The proxy ballot was received by KCM with insufficient time to submit a vote;
•	A recommendation on the proposed issue is not provided by Eagan-Jones;
•	KCM held shares on the record date, but sold the shares prior to the meeting date;
•	The issuer is a foreign, non-U.S. domiciled company;
•	Securities lending arrangements;
•	A proxy is received for a client that has terminated KCM’s advisory relationship;
•	The client’s custodian does not utilize Broadridge for submission of proxy materials; or
•	KCM believes it is not in the best interest of the client to vote the proxy for any other reason not specified herein.

Securities Lending Arrangements

The client may contract with their selected custodian to participate in a securities lending program.  Under most securities lending arrangements, securities on loan to a borrower on the proxy record date may not be voted by the lender unless the securities are recalled prior to the record date for the vote. As a general matter, KCM will not attempt to ask custodians to recall securities engaged in lending programs to facilitate proxy voting; therefore, the responsibility to vote proxies for securities on loan will typically reside with the borrower rather than the lender.

International Constraints

It is KCM’s policy to seek to vote all proxies for securities held in client accounts for which it has proxy voting authority. In the case of non-U.S. issuers, proxies are voted on a best efforts basis and it may be difficult to vote or KCM may be prevented from voting due to a number of administrative issues that may include, but are not limited to, the following:
•

Knowing when a meeting is taking place or obtaining relevant information about proxies. For example, KCM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting;

•	Restrictions on trading securities that are subject to proxy votes.

A custodian may, in its sole discretion, determine that it will provide proxies to Broadridge forU.S. domestic companies, but not for non-U.S. issuers. Or, custodians may determine to provide proxies for non-U.S. issuers only to its selected proxy voting provider.  In these instances, Broadridge generally is not able to vote proxies for non-U.S. issuers held in a client’s account.

Generally, research coverage of non-U.S. issuers is issued through Egan-Jones. Voting recommendations are not always provided with research; therefore, ballots for non-U.S. issuers are generally voted according to the chosen policy.

In certain circumstances, KCM may abstain from voting for non-U.S. issuers when unjustifiable costs and resources associated with voting a client’s proxy might exceed any anticipated benefits to the client.

Kennedy Capital Management, Inc. Proxy Voting Policy

Closed Accounts

KCM will not generally vote a client’s proxies after a client has terminated its advisory relationship with KCM.  After receipt of termination, accounts will generally remain open with Broadridge for 30 days to vote existing ballots already reviewed by KCM.  New ballots for closed accounts received after notification of termination will neither be reviewed nor voted.

Custodian Considerations

It is important to understand that from time-to-time custodian issues may arise which are beyond KCM’s control.  Upon account inception, it is KCM’s responsibility to notify the client’s custodian so that the custodian may begin to forward proxy materials directly to Broadridge. In the event a client delegates proxy voting authority to KCM, it remains the client’s obligation to instruct their custodian to forward applicable proxy materials directly to Broadridge so that their shares can be voted. Although KCM makes its best efforts to make sure that the client’s custodian has received KCM’s instructions, it is the responsibility of the client’s custodian to acknowledge receipt of our instructions and to establish the account correctly in order for proxy materials to be submitted to Broadridge in a timely manner. KCM is not able to vote shares if Broadridge does not receive proxy materials on a timely basis from the custodian.

It is within each custodian’s discretion as to whether it will provide ballots to Broadridge for issuers whose stocks are held in each client’s account. Instead, a custodian may select its own proxy voting provider and choose not to provide proxy ballots to Broadridge. In these instances, Broadridge is generally not able to vote proxies for the client’s account and KCM generally will not be able to accept voting authority for the client’s account.

When voting ballots, it is within each custodian’s discretion as to whether it will aggregate shares, held on behalf of various clients, in an omnibus account instead of submitting individual ballots for segregated accounts. In these cases, custodians must rely on internal records to differentiate the various underlying holdings. In these instances, Broadridge will generally not be able to provide KCM with a detailed history of voting records at the individual client account level.

Guidelines

A guideline summary of each available platform is available upon request. The summary provides a general indication as to how proxies will be voted on certain issues. The summary does not address all potential voting issues or the intricacies that may surround individual proxy votes and for that reason, actual proxy votes may differ from the summaries presented.

Active Communications With Corporate Management

KCM has actively voted against management-sponsored initiatives where deemed appropriate. This action is the most direct communication of the fiduciary voters’ concerns in some instances. Additional actions may include or have included direct meetings with corporate representatives, conference calls, inquiries through third parties and, on occasion, letter writing. KCM participates in a number of forums where its employees are able to meet and discuss issues with corporate representatives; these forums include conferences, seminars, user workshops, and other venues.  KCM provides this proxy voting policy to each client for which KCM has been delegated the authority or responsibility to vote proxies, and others upon request.

KCM has historically, and will in the future, review the proxy process for ERISA funds to adhere to two operative principles:
•	Our duty of loyalty: What is in the best interest of the fund beneficiaries? Are their rights or ability to act being altered by this vote? Is it other than beneficial?

•
Our duty of prudence: Is the action proposed other than in the long-term financial interest of the fund? If an issue is reviewed and found to be basically “ERISA-neutral,” less concern is possibly warranted than when it has a potential substantive adverse financial or best interest impact.

Kennedy Capital Management, Inc. Proxy Voting Policy

To date, KCM has been an active shareholder in the context of the proxy process and, when appropriate or necessary, has engaged in conversations with management and/or those who monitor the company. KCM will continue to carry out a detailed assessment of a company when evaluating areas of concern.

KCM has not, to date, actively considered filing shareholder proposals or writing letters to companies on a regular basis.  These activities and others which could be considered expressions of activism are not under consideration at this time.  Should a particular equity company become a concern, the evaluation and voting process will continue to be the first level of monitoring and communication.  Participation in national forums and contacts with corporate representatives will also continue.  A more individualized approach could evolve if these methods are not satisfactory in the context of a particular company.  With numerous stocks to monitor and vote for client portfolios, KCM recognizes it is not feasible or appropriate to be in active communication with 100% of companies.

As a result, it is believed that the current use of both internal and external resources to provide economies of scale and to more quickly identify concerns is an effective and appropriate use of time and assets in the management process.  The final and perhaps most valuable tool KCM can use in the process of being an active and involved fiduciary remains the weight of its vote and, through that vote, we believe we can play a significant role in bringing concerns to corporate management on behalf of our clients.

Reconciliation

KCM is working with both Advent and Broadridge toward implementation of a reconciliation solution.  This solution will allow automatic share position reconciliation, enabling the identification of share discrepancies.  Although it is KCM’s intent to reconcile accounts for which it votes proxies after implementation of the reconciliation solution, there may be, at times, circumstances when an account may not be reconciled which may include, but are not limited to securities lending, corporate actions, class actions, or a non-U.S. security.

To the extent reasonably practicable, the Senior Client Service Associate shall seek to reconcile proxies as reflected on ProxyEdge against securities eligible to be voted in client accounts with the exception of accounts in a wrap program or where a client’s custodian wraps ballots1. KCM is not able to reconcile proxies to holdings received in a non-electronic format, nor does KCM notify custodians of non-receipt of proxies that are due to be voted. Discrepancies identified between the expected ballots and actual ballot will be investigated with Broadridge and/or the client’s custodian bank to determine the cause of the discrepancy.  Documentation of discrepancies will be maintained by the Senior Client Service Associate.

Maintenance of Proxy Voting Records & Program Responsibility

The documents listed below shall be maintained for no less than seven (7) years by KCM, by Broadridge or by another third-party service provider, on behalf of KCM; provided that Broadridge or another third party service provider shall undertake to provide KCM copies of such documents promptly upon its request:
•	KCM’s proxy voting policies and procedures;
•	Proxy statements received for client and fund securities, provided that no copy of a proxy statement found on the SEC’s EDGAR website need be retained;
•	Records of votes cast on behalf of clients and funds;
•	Records of oral or written requests for proxy voting information and written responses from KCM; and
•	Any documents prepared by KCM that were material to making a proxy voting decision or that memorialized the basis for the decision.

The CEO has overall responsibility for KCM’s proxy voting program. The Senior Client Service Associate, under the direction of the CEO, is responsible for the voting of proxies, issuing proxy reports and for maintenance of required books and records.

Kennedy Capital Management, Inc. Proxy Voting Policy

Inquiries
Clients may contact KCM at any time to request additional proxy voting information or for a record of proxies voted on their behalf. Client inquiries may be directed to the Client Service Department at KCM at 10829 Olive Blvd, St. Louis, MO 63141, or by calling 800-859-5462.

Except as otherwise required by law, KCM has a general policy of not disclosing proxy voting records to an unaffiliated third party.

  ____________________

1  Proxy ballots for Wrap Account sponsors or in certain circumstances where a client’s custodian wraps ballots are provided to an Advisor on an aggregated basis for all accounts managed by the Advisor in the sponsor’s program or by that client’s custodian; therefore, an Advisor cannot reconcile the holdings in such accounts against the shares voted.

QUAKER INVESTMENT TRUST
PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Amended and Restated Declaration of Trust, dated October 28, 2004.	(6)
(a)	(2)	Instrument Establishing and Designating Series and Classes, dated February 5, 2004.	(2)
(a)	(3)	Instrument Establishing and Designating Series and Classes, dated October 20, 2006.	(6)
(a)	(4)	Instrument Establishing and Designating Series and Classes, dated October 28, 2008.	(10)
(a)	(5)	Amended and Restated Declaration of Trust, dated May 13, 2009.	(11)
(a)	(6)	Amendment No. 1 dated February 18, 2010 to Schedule A of the Amended and Restated Declaration of Trust.	(13)
(a)	(7)	Amendment No. 2 dated April 29, 2010 to Schedule A of the Amended and Restated Declaration of Trust.	(14)
(b)	(1)	Amended and Restated Bylaws, dated August 1, 1996.	(1)
(b)	(2)	Amendment No. 1 dated January 13, 2004 to Bylaws.	(2)
(b)	(3)	Amendment No. 2 dated March 10, 2005 to Bylaws.	(5)
(c)	(1)	Instrument Defining Rights of Security Holders as referenced in Article IV of the Amended and Restated Bylaws, dated August 1, 1996.	(1)
(c)	(2)	Instrument Defining Rights of Security Holders as referenced in Article VI and Article X of the Amended and Restated Declaration of Trust, dated October 28, 2004.	(6)
(d)	(1)	Investment Advisory Agreement between the Registrant and Quaker Funds, Inc. (“QFI”), dated May 3, 2005.	(4)
(d)	(2)	Amendment dated July 30, 2010 to Schedule A of the Investment Advisory Agreement between the Registrant and QFI.	(14)
(d)	(3)	Investment Subadvisory Agreement between QFI and Aronson Johnson Ortiz, LP on behalf of the Quaker Small-Cap Value Fund, dated May 3, 2005.	(4)
(d)	(4)	Investment Subadvisory Agreement between QFI and Kennedy Capital Management on behalf of the Quaker Mid-Cap Value Fund, dated September 25, 2008.	(9)
(d)	(5)	Amendment dated March 8, 2010 to Investment Subadvisory Agreement between QFI and Aronson Johnson Ortiz, LP on behalf of the Quaker Small-Cap Value Fund.	(16)
(d)	(6)	Investment Subadvisory Agreement between QFI and Los Angeles Capital Management and Equity Research, Inc. on behalf of the Quaker Strategic Growth Fund, dated October 13, 2016.	(21)
(e)	(1)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC, dated May 11, 2012.	(17)
(e)	(2)	Amendment dated July 16, 2014 to Distribution Agreement between the Registrant and Foreside Fund Services, LLC.	(20)
(f)		Not Applicable.
(g)	(1)	Custodian Agreement between the Registrant and U.S. Bank National Association, dated January 9, 2013.	(18)
(g)	(2)	First Amendment dated March 20, 2014 to Custody Agreement.	(19)
(g)	(3)	Second Amendment dated March 1, 2016 to Custody Agreement.	(21)
(h)	(1)	Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated January 9, 2013.	(18)
(h)	(2)	First Amendment dated March 20, 2014 to Fund Administration Servicing Agreement.	(19)
(h)	(3)	Second Amendment dated March 1, 2016 to Fund Administration Servicing Agreement.	(21)
(h)	(4)	Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC dated January 9, 2013.	(18)
(h)	(5)	First Amendment dated March 20, 2014 to Fund Accounting Servicing Agreement.	(19)

(h)	(6)	Second Amendment dated March 1, 2016 to Fund Accounting Servicing Agreement.	(21)
(h)	(7)	Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, dated November 17, 2006.	(7)
(h)	(8)	Amendment dated September 29, 2010 to Exhibit A to the Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.	(16)
(h)	(9)	First Amendment dated March 20, 2014 to Transfer Agent Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.	(19)
(h)	(10)	Second Amendment dated August 1, 2016 to Transfer Agent Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.	(21)
(h)	(11)	Blue Sky Compliance Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, dated November 17, 2006.	(7)
(h)	(12)	Amendment dated September 29, 2010 to the Blue Sky Compliance Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.	(16)
(h)	(13)	Fee Waiver and Expense Assumption Agreement between the Registrant, on behalf of the Quaker Strategic Growth Fund and QFI, dated October 28, 2015.	(20)
(h)	(14)	Fee Waiver and Expense Assumption Agreement between the Registrant, on behalf of the Quaker Event Arbitrage Fund and QFI, dated October 28, 2016.	(21)
(h)	(15)	Fee Waiver and Expense Assumption Agreement between the Registrant, on behalf of the Quaker Global Tactical Allocation Fund and QFI, dated October 28, 2016.	(21)
(h)	(16)	Shareholder Servicing and Processing Plan, dated November 12, 2009.	(10)
(h)	(17)	Amendment dated July 30, 2010 to the Shareholder Servicing and Processing Plan.	(14)
(h)	(18)	Power-of-Attorney on behalf of Adrian Basora, James R. Brinton, David K. Downes, Laurie Keyes, Jeffry H. King, G. Michael Mara, Mark S. Singel, Warren West and Everett T. Keech.	(7)
(h)	(19)	Power-of-Attorney on behalf of Gary Shugrue.	(9)
(i)	(1)	Opinion of Counsel with Respect to Class C Shares and Institutional Shares of the Quaker Core Value Fund.	(8)
(i)	(2)	Opinion of Counsel with respect to the Quaker Global Growth Fund, dated October 20, 2006.	(6)
(i)	(3)	Opinion of Counsel with respect to all series.	(7)
(i)	(4)	Opinion of Counsel with respect to the Quaker Event Arbitrage Fund.	(14)
(j)	(1)	Consent of Counsel.	*
(j)	(2)	Consent of Independent Registered Public Accounting Firm.	*
(k)		Not Applicable.
(l)		Not Applicable.
(m)	(1)	Amended Plan of Distribution pursuant to Rule 12b-1 for Class A Shares of the Registrant, dated April 30, 2009.	(11)
(m)	(2)	Amended Plan of Distribution pursuant to Rule 12b-1 for Class C Shares of the Registrant, dated April 30, 2009.	(11)
(m)	(3)	Amendment dated July 30, 2010 to the Plan of Distribution pursuant to Rule 12b-1 for Class A Shares of the Registrant.	(14)
(m)	(4)	Amendment dated July 30, 2010 to the Plan of Distribution pursuant to Rule 12b-1 for Class C Shares of the Registrant.	(14)
(n)		Rule 18f-3 Procedures/Multiple Class Expense Allocation Plan, as amended July 30, 2010.	(14)
(o)		Reserved.
(p)	(1)	Code of Ethics of the Trust and QFI as Amended and Restated, dated March 11, 2004.	(3)
(p)	(2)	Code of Ethics and Insider Trading Policy for Foreside Fund Services, LLC.	(19)
(p)	(3)	Code of Ethics for Aronson Johnson Ortiz, LP, dated January 2, 2009.	(15)
(p)	(4)	Amended Code of Ethics for Kennedy Capital Management, Inc., dated November 13, 2008.	(12)
(p)	(5)	Code of Ethics for Los Angeles Capital Management and Equity Research, Inc., dated July 20, 2016.	(21)
  ________________________________

(*)	Filed herewith.
(1)	Incorporated by reference to post-effective amendment nos. 8/6 (File Nos. 33-38074 and 811-06260) (filed August 29, 1996).
(2)	Incorporated by reference to post-effective amendment nos. 31/29 (File Nos. 33-38074 and 811-06260) (filed February 13, 2004).
(3)	Incorporated by reference to post-effective amendment nos. 32/30 (File Nos. 33-38074 and 811-06260) (filed October 28, 2004).
(4)	Incorporated by reference to post-effective amendment nos. 33/31 (File Nos. 33-38074 and 811-06260) (filed August 26, 2005).
(5)	Incorporated by reference to post-effective amendment nos. 34/32 (File Nos. 33-38074 and 811-06260) (filed October 28, 2005).
(6)	Incorporated by reference to post-effective amendment nos. 36/34 (File Nos. 33-38074 and 811-06260) (filed October 20, 2006).
(7)	Incorporated by reference to post-effective amendment nos. 39/37 (File Nos. 33-38074 and 811-06260) (filed October 29, 2007).
(8)	Incorporated by reference to post-effective amendment nos. 41/39 (File Nos. 33-38074 and 811-06260) (filed June 18, 2008).
(9)	Incorporated by reference to post-effective amendment nos. 44/42 (File Nos. 33-38074 and 811-06260) (filed October 28, 2008).
(10)	Incorporated by reference to post-effective amendment nos. 46/44 (File Nos. 33-38074 and 811-06260) (filed June 2, 2009).
(11)	Incorporated by reference to post-effective amendment nos. 48/46 (File Nos. 33-38074 and 811-06260) (filed October 28, 2009).
(12)	Incorporated by reference to post-effective amendment nos. 49/47(File Nos. 33-38074 and 811-06260) (filed December 17, 2009).
(13)	Incorporated by reference to post-effective amendment nos. 56/54 (File Nos. 33-38074 and 811-06260) (filed August 27, 2010).
(14)	Incorporated by reference to post-effective amendment nos. 57/55 (File Nos. 33-38074 and 811-06260) (filed August 30, 2010).
(15)	Incorporated by reference to post-effective amendment nos. 58/56 (File Nos. 33-38074 and 811-06260) (filed October 28, 2010).
(16)	Incorporated by reference to post-effective amendment nos. 59/57 (File Nos. 33-38074 and 811-06260) (filed October 28, 2011).
(17)	Incorporated by reference to post-effective amendment nos. 61/59 (File Nos. 33-38074 and 811-06260) (filed October 29, 2012).
(18)	Incorporated by reference to post-effective amendment nos. 63/61 (File Nos. 33-38074 and 811-06260) (filed October 28, 2013).
(19)	Incorporated by reference to post-effective amendment nos. 65/63 (File Nos. 33-38074 and 811-06260) (filed October 28, 2014).
(20)	Incorporated by reference to post-effective amendment nos. 67/65 (File Nos. 33-38074 and 811-06260) (filed October 28, 2015).
(21)	Incorporated by reference to post-effective amendment nos. 70/68 (File Nos. 33-38074 and 811-06260) (filed October 31, 2016).

Item 29. Persons Controlled or Under Common Control with the Fund

To the knowledge of the Registrant, it does not control, is not controlled by, and is not under common control with any other person.

Item 30. Indemnification

Reference is hereby made to the following sections of the following documents filed or included by reference as exhibits hereto: Article V, Sections 5.4 of the Registrant’s Declaration of Trust, Section 8 of the Registrant’s Investment Advisory Agreement, Section 8 of the Registrant’s Administration Agreement, and Section (7) of the Registrant’s Distribution Agreements. The trustees and officers of the Registrant and the personnel of the Registrant’s Administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person and the SEC is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

See the Prospectus, generally, and the Statement of Additional Information section entitled “Board of Trustees and Officers” for the activities and affiliations of the officers and directors of the Investment Adviser and Sub-Advisers to the Registrant. Except as so provided, to the knowledge of Registrant, none of the trustees or executive officers of the Investment Adviser or Sub-Advisers is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Each Sub-Adviser currently serves as investment adviser to numerous institutional and individual clients.

Item 32. Principal Underwriters

Item 32(a)
Foreside Fund Services, LLC (“Foreside”), located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Funds’ distributor. Foreside also serves as the distributor for the entities named below:

1. ABS Long/Short Strategies Fund	46. OSI ETF Trust
2. Absolute Shares Trust	47. Palmer Square Opportunistic Income Fund
3. AdvisorShares Trust	48. Partners Group Private Income Opportunities, LLC
4. AmericanFirst Quantitative Funds	49. PENN Capital Funds Trust
5. American Beacon Funds	50. Performance Trust Mutual Funds, Series of Trust for Professional Managers
6. American Beacon Select Funds	51. Pine Grove Alternative Institutional Fund
7. ARK ETF Trust	52. Plan Investment Fund, Inc.
8. Avenue Mutual Funds Trust	53. PMC Funds, Series of Trust for Professional Managers
9. BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios	54. Quaker Investment Trust
10. BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios	55. Renaissance Capital Greenwich Funds
11. Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust	56. RMB Investors Trust (f/k/a Burnham Investors Trust)
12. Bridgeway Funds, Inc.	57. Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
13. Brinker Capital Destinations Trust	58. Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
14. Center Coast MLP & Infrastructure Fund	59. Salient MF Trust
15. Center Coast MLP Focus Fund, Series of Investment Managers Series Trust	60. SharesPost 100 Fund
16. Context Capital Funds	61. Sound Shore Fund, Inc.
17. CornerCap Group of Funds	62. Steben Alternative Investment Funds
18. Davis Fundamental ETF Trust	63. Steben Select Multi-Strategy Fund
19. Direxion Shares ETF Trust	64. Strategy Shares
20. Eaton Vance NextShares Trust	65. The 504 Fund (f/k/a The Pennant 504 Fund)
21. Eaton Vance NextShares Trust II	66. The Chartwell Funds
22. EIP Investment Trust	67. The Community Development Fund
23. Evanston Alternative Opportunities Fund	68. The Relative Value Fund
24. Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)	69. Third Avenue Trust
25. FEG Absolute Access Fund I LLC	70. Third Avenue Variable Series Trust
26. Fiera Capital Series Trust	71. TIFF Investment Program
27. FlexShares Trust	72. Transamerica ETF Trust

28. Forefront Income Trust	73. Turner Funds
29. Forum Funds	74. U.S. Global Investors Funds
30. Forum Funds II	75. VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
31. FQF Trust	76. VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
32. Friess Small Cap Growth Fund, Series of Managed Portfolio Series	77. VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II
33. GraniteShares ETF Trust	78. VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
34. Guinness Atkinson Funds	79. VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
35. Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)	80. VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
36. Horizons ETF Trust	81. VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
37. Horizons ETF Trust I (f/k/a Recon Capital Series Trust)	82. VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
38. Infinity Core Alternative Fund	83. VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
39. Ironwood Institutional Multi-Strategy Fund LLC	84. VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
40. Ironwood Multi-Strategy Fund LLC	85. VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
41. John Hancock Exchange-Traded Fund Trust	86. VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
42. Manor Investment Funds	87. VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
43. Miller/Howard Funds Trust	88. Wakefield Managed Futures Strategy Fund, a Series of Wakefield Alternative Series Trust
44. Miller/Howard High Income Equity Fund	89. West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
45. Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV	90. Wintergreen Fund, Inc.
91. WisdomTree Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Item 32(c)       Not applicable.

Item 33. Location of Accounts and Records

Quaker Funds, Inc.
1180 W. Swedesford Rd., Suite 150
Berwyn, PA 19312

U.S. Bancorp Fund Services, LLC
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207

Item 34. Management Services

The Registrant has not entered into any management-related service contracts not discussed in Part A or B of this Registration Statement.

Item 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Quaker Investment Trust certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment No. 84 to the registration statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Malvern, PA on the 30th day of October, 2017.

QUAKER INVESTMENT TRUST

By:  /s/ Jeffry H. King, Sr.
Jeffry H. King, Sr.
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment No. 84 to the registration statement on Form N-1A has been signed by the following persons in the capacities indicated:

Signature	Title	Date

/s/ Jeffry H. King, Sr.
Jeffry H. King, Sr.	Chief Executive Officer / Chairman and Trustee	October 30, 2017

/s/ Laurie Keyes
Laurie Keyes	Treasurer and Trustee	October 30, 2017

/s/James R. Brinton
James R. Brinton*	Trustee	October 30, 2017

/s/Gary E. Shugrue
Gary E. Shugrue*	Trustee	October 30, 2017

/s/Warren West
Warren West*	Trustee	October 30, 2017

/s/Everett T. Keech
Everett T. Keech*	Trustee	October 30, 2017

*By: /s/ Jeffry H. King, Sr.
Jeffry H. King, Sr. Attorney-in-Fact
(Pursuant to Powers of Attorney previously filed)

EXHIBITS

(j)(1)	Consent of Counsel
(j)(2)	Consent of Independent Registered Public Accounting Firm